As filed with the Securities and Exchange Commission on April 30, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

Integrated Large Cap Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

Semi-Annual Report

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	13
Global Real Estate Fund	15
Greater China Equity Fund	18
Guardian Fund	20
Integrated Large Cap Fund	23
International Equity Fund	25
International Select Fund	27
International Small Cap Fund	29
Intrinsic Value Fund	32
Large Cap Value Fund	34
Mid Cap Growth Fund	36
Mid Cap Intrinsic Value Fund	38
Multi-Cap Opportunities Fund	41
Real Estate Fund	43
Small Cap Growth Fund	45
Sustainable Equity Fund	47
FUND EXPENSE INFORMATION	56
LEGEND	60
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	61
Positions by Country	62
Emerging Markets Equity Fund	63
Positions by Industry	66

Equity Income Fund	69
Positions by Country	72
Focus Fund	75
Positions by Country	77
Genesis Fund	79
Global Real Estate Fund	82
Positions by Sector	83
Greater China Equity Fund	84
Guardian Fund	86
Integrated Large Cap Fund	91
International Equity Fund	93
Positions by Industry	95
International Select Fund	97
Positions by Industry	99
International Small Cap Fund	101
Positions by Industry	103
Intrinsic Value Fund	105
Large Cap Value Fund	108
Positions by Country	109
Mid Cap Growth Fund	111
Mid Cap Intrinsic Value Fund	114
Multi-Cap Opportunities Fund	116
Real Estate Fund	118
Small Cap Growth Fund	120
Sustainable Equity Fund	124
Positions by Country	125
FINANCIAL STATEMENTS	127
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	189
Emerging Markets Equity Fund	191
Equity Income Fund	193
Focus Fund	195
Genesis Fund	197
Global Real Estate Fund	201

Greater China Equity Fund	201
Guardian Fund	203
Integrated Large Cap Fund	207
International Equity Fund	209
International Select Fund	211
International Small Cap Fund	215
Intrinsic Value Fund	215
Large Cap Value Fund	217
Mid Cap Growth Fund	221
Mid Cap Intrinsic Value Fund	225
Multi-Cap Opportunities Fund	227
Real Estate Fund	229
Small Cap Growth Fund	233
Sustainable Equity Fund	235
Directory	246
Proxy Voting Policies and Procedures	247
Quarterly Portfolio Schedule	247
Board Consideration of the Management Agreements	248

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

For most equity markets, 2019 was an excellent calendar year despite investor concerns about high valuations, relatively weak but steady global growth, volatility stemming from trade tensions, and a host of geopolitical issues that posed potential risks as this period began in September.

Few of us would have had a global pandemic among our headline risks as this period began in September, but from January onwards, the coronavirus outbreak derailed markets, underscoring both the interconnected nature of the global economy, and the potential reach of a powerful exogenous shock against a somewhat tenuous economic and market backdrop.

Oil prices tumbled on expectations of lower demand, and as producers failed to agree on a plan to limit supply. This sent energy along with cyclical sectors including materials and industrials lower. As travel and public events have been curtailed, airlines, hotels, cruise ships and restaurants—and their employees and shareholders—have suffered.

Key health concerns are focused on containment of COVID-19 and saving lives. As of this writing, some estimates are that one-third of the world's population is essentially locked down. That has enormous implications for economic activity. Key financial concerns are therefore focused on global supply chains, consumer spending, the near- and longer-term impact on business investment and earnings, and the proper functioning of financial markets.

Leadership is crucial during a crisis, and the G7 and many central banks and world governments have shown willingness to provide support and stimulus. Nonetheless, with the U.S. Federal Funds rate near zero already, along with many other official rates worldwide, there are limits to what can be done by central bankers—and businesses and consumers may need more direct forms of assistance more quickly.

Equity markets dislike uncertainty; so until we see the peak of this outbreak and understand the government response, gyrations remain probable. For the first time since 2008, the VIX (CBOE Volatility Index) has been over 50 for several days, and it is difficult to estimate earnings, and thus analyze valuations, with so much about the duration and repercussions of this "black swan" event unknown.

Active managers are accustomed to sorting through complex economic situations and seeking out the companies best positioned to be beneficiaries of a particular environment, and we remain well-resourced to do that. Our managers and research teams are working carefully and proactively to sort fear from reality, maintaining a longer-term focus while weighing real near- and medium-term business risk on a company-by-company basis.

This crisis will end. Stocks with little risk exposure may have sold off unfairly, bifurcating from their longer-term fundamentals, and that could present opportunity. Some businesses may emerge in a stronger position than before once the virus is out of the equation.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes to most effectively manage portfolios.

We are long-term, careful, analytical investors, and our strategies—and managers—have been tested before. With an emphasis on fundamentals and research, we will continue to work to provide strong risk-adjusted returns.

Thank you for your confidence in Neuberger Berman.

Sincerely,

JOSEPH V. AMATO

PRESIDENT AND CEO

NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary

Neuberger Berman Dividend Growth Fund Institutional Class generated a –0.20% total return for the six months ended February 29, 2020, underperforming its benchmark, the S&P 500® Index (the Index), which posted a 1.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

It is worth highlighting that over the same six-month period ending February 29, 2020, the Russell 1000® Growth Index, which consists of stocks with limited, or in many cases, no dividend programs—outperformed the Russell 1000® Value Index by a wide margin.1

The Fund seeks to provide gross current income in-line with the Index, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to grow their businesses while providing rising dividend distributions to shareholders. Overall, we focus on companies with strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

By mid-February, the market set a new all-time high as the expansion officially became the longest in U.S. history. However, shortly thereafter equities tumbled as mounting concerns stemming from the impact of the coronavirus (COVID-19) weighed on the global economy. Several industry bellwethers issued profit warnings citing potential headwinds. In reaction, heading into March the U.S Federal Reserve Board (Fed) struck a dovish tone, keeping the door open for rate cuts, while the 10-year U.S. Treasury yield settled at a record low of 1.13%. After the reporting period ended, in a surprise move, the Fed lowered the Fed Funds rate by 50 basis points in early March and by 100 basis points on March 15th. There has also been a significant fiscal stimulus package in the U.S. to help support the economy.

From a portfolio construction standpoint, top equity sectors included approximately 23% Information Technology (IT), 16% Financials, and 13% Health Care on average during the period. Overall, the bulk of the Fund's absolute returns were generated across IT, Health Care, and Consumer Staples—while exposure to Industrials, Energy, and Communication Services weighed on results.

Overall, Apple proved to be our biggest contributor to total return as growth was underpinned by robust sales across several segments, including the rollout of the latest iPhone 11, which proved to be a commercial success. When evaluating future growth prospects, we believe this IT name remains well positioned to benefit from new 5G smartphones that will likely be rolled out to consumers in the near future. Moreover, we believe management has the wherewithal to potentially increase its dividend policy as the tech giant currently has approximately $100bn in cash on its balance sheet, making this an ideal holding given our mandate.

In contrast, stock selection within Communication Services weighed on results as the media giant ViacomCBS was our biggest detractor. This holding experienced intense selling pressure in the wake of its all-stock merger with CBS as the iconic media companies announced they would combine forces amid increased competition in the era of online streaming. While results remain disappointing, we remain encouraged by the prospects for this combination as our analysis suggests this newly combined media company can potentially generate significant revenue and cost synergies, which we believe could support an attractive dividend program.

In closing, we feel the recent correction serves as a reminder that stable businesses with clear capital allocation plans exhibiting attractive and growing dividend programs can serve as a defensive ballast. While manufacturing headwinds persist at home and abroad, we remain constructive on valuations across a select cohort of equities. Moreover, when evaluating investment candidates, we continue to uncover pockets of value and believe the near-to-medium term could be challenging as investors grapple with late-cycle dynamics. Overall, we believe the Fund remains positioned to navigate cross-currents given our focus on what we believe are high-quality cash-generative companies.2

We thank you for investing in our Fund.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

1  Source: Neuberger Berman. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.09% over this six-month period.

2   Since the reporting period ended, there have, of course, been dramatic changes in the markets and in fiscal and monetary policies. We are following events closely and adjusting the portfolio as we believe appropriate.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	5.1%
Consumer Discretionary	6.0
Consumer Staples	5.6
Energy	6.5
Financials	15.8
Health Care	15.0
Industrials	7.3
Information Technology	24.7
Materials	4.6
Real Estate	4.6
Utilities	2.5
Short-Term Investments	2.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	–0.20%	1.63%	8.61%
Class A	12/15/2015	–0.39%	1.19%	8.23%
Class C	12/15/2015	–0.71%	0.47%	7.40%
Class R6	12/15/2015	–0.12%	1.70%	8.69%
With Sales Charge
Class A		–6.10%	–4.63%	6.72%
Class C		–1.70%	–0.53%	7.40%
Index
S&P 500® Index[1,15]		1.92%	8.19%	11.66%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.21%, 1.65%, 2.32% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 2.82% for the six months ended February 29, 2020, trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 2.93% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

EM equities performed well for the majority of this period, closing 2019 on a high note. Reduced trade tensions between the U.S. and China, along with global monetary easing and a weakened dollar boosted sentiment, and flows into EM equity funds increased significantly. In January, however, sentiment reversed. Global markets declined on fears of coronavirus; particularly in EM given the outbreak was initially centered in China. Commodities and energy prices suffered on fears of a decrease in Chinese demand, and potential disruptions to global supply chains and other economic growth concerns heightened risk aversion.

Within the Index, returns were mixed. The Information Technology (IT) sector strongly outperformed, followed by Consumer Discretionary and Health Care stocks. Utilities, Energy and Consumer Staples posted the largest losses. By country, Pakistan, Taiwan and Argentina saw the largest gains in the Index, while Chile, Thailand and Poland posted the most significant losses.

The Fund's performance this period was boosted by its sector allocation—especially our overweight to IT versus the Index—but stock selection was a headwind to relative returns. Our Industrials, Energy and Financials stocks outperformed, but our holdings within Consumer Discretionary, IT and Real Estate underperformed. By country, holdings based in Russia, India and Thailand added value. Chinese and Brazilian holdings and our underweight to Taiwan versus the Index detracted from excess returns.

Top contributors during the period included Taiwan Semiconductor, Samsung and Tencent. Taiwan Semiconductor, the Taiwanese contract semiconductor manufacturer, reported revenues and earnings above expectations and management raised guidance on stronger-than-expected demand from 5G and high performance computing. Samsung, the Korean semiconductor and consumer electronics giant, benefited from improving investor optimism toward semiconductor and memory chip pricing and demand. Tencent, the Chinese social media and gaming leader, enjoyed strong sales of its online games.

Detractors included PagSeguro, CP All and 3SBio. PagSeguro, the Brazilian digital payments processor, declined after its parent company announced a share sale. We believe this share sale to be a one-off event, and think that the company's long-term prospects are still strong. CP All, the Thai convenience store operator, fell as Thailand experienced weaker retail sales. 3SBio, the Chinese pharmaceutical firm, fell after the unexpected departure of its CFO, and an adverse change in the Chinese government's approved drug list.

As global equity markets come to terms with the impact of COVID-19, multinational corporates are highlighting three key impacts on businesses. First, lost demand in the services sector; second, a postponement of discretionary spending; and third, the potential impact to global supply chains. A retreat in oil prices added to market turbulence.

Major central banks have signaled a willingness to respond, and EM countries may have even more flexibility at their disposal to stimulate their respective domestic economies. Additionally, lower oil prices could offer respite to the many EM energy importers, including China and India.

Given this backdrop, the team, with its focus on EM countries' domestic businesses, is evaluating a variety of consumer names that sold off during the retreat, some of which we believe are fairly insulated both from the COVID-19 impact and energy turbulence. Our focus is on consumer names, where demand could rebound over the medium-term, with an emphasis on cash flow generation. Beyond the current disruption, we believe the current portfolio is well positioned to capture strong relative long-term returns driven by solid earnings trajectories.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	2.82%	0.94%	3.88%	3.49%	7.55%
Class A	10/08/2008	2.67%	0.69%	3.62%	3.22%	7.29%
Class C	10/08/2008	2.33%	–0.06%	2.86%	2.46%	6.49%
Class R3[10]	06/21/2010	2.49%	0.31%	3.20%	2.82%	6.94%
Class R6[21]	03/15/2013	2.89%	1.06%	3.96%	3.55%	7.60%
With Sales Charge
Class A		–3.24%	–5.10%	2.40%	2.61%	6.73%
Class C		1.33%	–1.05%	2.86%	2.46%	6.49%
Index
MSCI Emerging Markets Index (Net)[1,15]		2.93%	–1.88%	2.73%	3.18%	6.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.27%, 1.63%, 2.36%, 1.95% and 1.17% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.52%, 2.27% and 1.93% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a –1.29% total return for the six months ended February 29, 2020, underperforming its benchmark, the S&P 500® Index (the Index), which posted a 1.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

It is worth highlighting over the same six-month period ended February 29, 2020, the Russell 1000® Growth Index which consists of stocks with limited, and in many cases, no dividend programs—outperformed the Russell 1000® Value Index by a wide margin.1

The Fund has an objective-based strategy, targeting a total return between stocks and bonds with limited volatility relative to the Index. This portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects and the ability to sustain and grow dividends.

By mid-February, the market set a new all-time high as the expansion officially became the longest in U.S. history. However, shortly thereafter equities tumbled as mounting concerns stemming from the impact of the coronavirus (COVID-19) weighed on the global economy. Several industry bellwethers issued profit warnings citing potential headwinds. In reaction, heading into March the U.S Federal Reserve Board (Fed) struck a dovish tone, keeping the door open for rate cuts, while the 10-year U.S. Treasury yield settled at a record low of 1.13%. After the reporting period ended, in a surprise move, the Fed lowered the Fed Funds rate by 50 basis points in early March and by 100 basis points on March 15th. There has also been a significant fiscal stimulus package in the U.S. to help support the economy.

From a portfolio construction standpoint, top equity sectors included approximately 14% Real Estate, 13% Utilities, and 11% Financials on average during the period. Elsewhere, the Fund averaged approximately a 9% allocation to convertible bonds, which we believe provides a differentiated approach to an equity income portfolio. Additionally, the Fund's ability to own convertible bonds issued under Rule 144A, where retail investors often have limited direct exposure, allows diversified exposure to these securities.

This reporting period, the largest contributions to returns were generated from our allocation across Health Care, convertible bonds, and Communication Services—while exposure to Energy, Materials, and Consumer Discretionary stocks weighed on results.

The Fund generated attractive relative results in the Electric Utilities industry through stock selection. This area benefitted from risk-aversion as investors favored defensive sectors amid turbulent market conditions. NextEra Energy was our top performer, delivering solid results stemming from a stable regulated utility business combined with a renewable energy (solar/wind) developer. Today, we continue to view NextEra Energy as a beneficiary in a more ESG-focused2 world as we believe this holding remains positioned to deliver earnings visibility and dividend growth potential.

Results across our Consumer Discretionary holdings disappointed with Genuine Parts being our largest detractor from portfolio returns as investors questioned the profitability of this business. However, when evaluating future growth prospects, we remain encouraged by an aging auto fleet as this business provides exposure to the concurrent growth in demand for replacement parts with its network of 3,000+ operations. In our view, the recent pullback could present an ideal buying opportunity as we believe Genuine Parts provides exposure to a high-quality retailer with defensive attributes.

Elsewhere, exposure to convertibles was accretive to relative results versus the Index and also dampened volatility. Throughout 2019, the Fund capitalized on an uptick of quality issuance as a number of holdings were sold in the final stretch of the year after trading well above par value, losing their defensive characteristics. Historically, this asset class has been among the most conservative aspects of the Fund as we favor convertibles trading at a discount to par value with attractive conversion premiums.

The Fund's use of written options contributed positively to performance during the period.

In closing, we feel the recent correction serves as a reminder that reaching for yield can be perilous, while carefully selected dividend stocks can provide the benefit of lower volatility. On the economic front, manufacturing headwinds persist at home and abroad, but we remain constructive on valuations across a select cohort of equities. Moreover, when evaluating investment candidates we continue to uncover pockets of value and believe the near-to-medium term could be challenging as investors grapple with late-cycle dynamics. Overall, we believe the Fund remains positioned to navigate cross-currents given our focus on what we believe are high-quality cash-generative companies.3

We thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

1  Source: Neuberger Berman. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.09% over this six-month period.

2  Environmental, Social and Governance practices

3   Since the reporting period ended, there have, of course, been dramatic changes in the markets and in fiscal and monetary policies. We are following events closely and adjusting the portfolio as we believe appropriate.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.3%
Consumer Discretionary	6.9
Consumer Staples	4.8
Energy	6.4
Financials	11.2
Health Care	7.9
Industrials	11.1
Information Technology	8.3
Materials	2.5
Real Estate	14.5
Utilities	12.2
Convertible Bonds	9.9
Short-Term Investments	0.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date*	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	–1.29%	2.51%	5.80%	8.70%	7.16%
Class A13	06/09/2008	–1.56%	2.06%	5.39%	8.29%	6.80%
Class C13	06/09/2008	–1.88%	1.30%	4.61%	7.49%	6.12%
Class R3[13]	06/21/2010	–1.69%	1.81%	5.12%	8.00%	6.65%
With Sales Charge
Class A13		–7.23%	–3.81%	4.16%	7.65%	6.32%
Class C13		–2.82%	0.33%	4.61%	7.49%	6.12%
Index
S&P 500® Index[1,15]		1.92%	8.19%	9.23%	12.65%	8.20%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.70%, 1.06%, 1.81% and 1.35% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 5.50% total return for the six months ended February 29, 2020, outperforming its benchmark, the S&P 500® Index (the Index), which provided a 1.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the overall U.S. stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy.

Both stock selection and sector allocation contributed to relative performance versus the Index during the reporting period. In terms of stock selection, holdings in the Financials, Consumer Discretionary and Communication Services sectors added the most value. In Financials, several of our positions in the Capital Markets industry were positive for returns. Within Consumer Discretionary, our position in LKQ Corp., a provider of alternative and specialty parts to repair and accessorize automobiles, contributed to performance. In Communication Services, our position in entertainment company Activision Blizzard, Inc. was rewarded. From a sector allocation perspective, an underweight to Energy and an overweight to Information Technology (IT) on average versus the Index were the largest contributors to relative results.

On the downside, from a stock selection standpoint, holdings in IT and, to lesser extents, Consumer Staples and Health Care, were the largest detractors from relative returns. Within IT, the Fund's positions in Texas Instruments, a semiconductor company, and Motorola Solutions, Inc., a data communications and telecommunications equipment provider, were negative for returns. Within the Consumer Staples sector, a position in Shiseido Company, a Japanese multinational personal care company, was a headwind for results. In the Health Care sector, a lack of exposure to several strong-performing Biotechnology companies detracted from results. In terms of sector allocation, overweights to Materials and Consumer Discretionary versus the Index were the largest detractors from relative performance.

When the year began, we were seeing a general improvement in business sentiment alongside a strengthening business cycle internationally, on the back of a resumption in confidence following the "phase one" trade agreement between the U.S. and China. In recent weeks, this has been overshadowed by the spread of the coronavirus and fears that this could lead to a significant decline in global economic activity. In this uncertain environment, there has been a significant increase in capital markets volatility and a broad selloff in the equity market, exacerbated by oil-related geopolitical tensions. In our view, this backdrop presents a compelling opportunity for active managers, such as ourselves, that are focused on the drivers of intrinsic value1 growth of our underlying holdings. In conclusion, we believe that equities remain an attractive asset class given their potential to generate long-term capital appreciation.

Sincerely,

TIMOTHY CREEDON AND HARI RAMANAN
PORTFOLIO MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	5.3%
Consumer Discretionary	17.1
Consumer Staples	3.0
Financials	15.7
Health Care	1.4
Industrials	12.4
Information Technology	30.6
Materials	2.8
Real Estate	1.4
Utilities	2.2
Short-Term Investments	8.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	5.50%	7.76%	7.02%	10.74%	10.32%
Trust Class[3]	08/30/1993	5.37%	7.54%	6.82%	10.53%	10.30%
Advisor Class[4]	09/03/1996	5.28%	7.33%	6.65%	10.35%	10.23%
Institutional Class[5]	06/21/2010	5.56%	7.95%	7.20%	10.93%	10.35%
Class A19	06/21/2010	5.39%	7.53%	6.82%	10.55%	10.29%
Class C19	06/21/2010	4.98%	6.74%	6.02%	9.75%	10.17%
With Sales Charge
Class A19		–0.68%	1.33%	5.56%	9.89%	10.19%
Class C19		4.04%	5.79%	6.02%	9.75%	10.17%
Index
S&P 500® Index[1,15]		1.92%	8.19%	9.23%	12.65%	10.15%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.92%, 1.10%, 1.27%, 0.76%, 1.12%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class generated a total return of –2.68% for the six months ended February 29, 2020, underperforming its benchmark, the Russell 2000® Index (the Index), which provided a –0.52% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the overall U.S. stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy. All told, large-cap stocks, as measured by the S&P 500® Index, returned 1.92% for the six-month period. In contrast, small-cap stocks produced weaker results, as the Index returned –0.52%.

The Fund underperformed the Index during the six-month reporting period as a whole. While this is uncharacteristic during a market downturn, this period actually consisted of two up markets and two down markets. As is typically the case, the Fund outperformed the Index when the market declined and lagged the Index when it rallied. All told, stock selection detracted from relative results, whereas sector allocation contributed to performance. As always, we focus on investing in high quality companies, which we characterize as companies with the ability to generate significant free cash flow, above-average profitability supported by competitive barriers to entry, generally strong balance sheets, and less volatile/less economically sensitive businesses. Our style of investing was not in favor during the period as a whole, as lower quality (lowest levels of profitability/non-earners), speculative (market caps under $1 billion) and more cyclical/risky (higher volatility relative to the overall market) companies outperformed. Against this backdrop, stock selection was negative in seven of the ten sectors in which we invest. Stock selection was by far the weakest in Health Care, where our lack of Biotechnology companies hurt relative performance versus the Index. In addition, our high quality holdings in the Health Care Equipment & Supplies and Health Care Providers & Services industries underperformed. On the upside, stock selection was strong in the Industrials sector, where our long held positions in the Commercial Services & Supplies and Professional Service industries outperformed.

From a sector allocation perspective, an overweight to Information Technology versus the Index, coupled with a lack of exposure to bond proxies, specifically real estate investment trusts (REITs) and Utilities, contributed to relative performance. This was partially offset by a lack of exposure to low quality Biotechnology and Pharmaceutical companies, as they rallied during the period.

While the coronavirus has introduced risk to global economic growth and led to heightened market volatility, history suggests the panic will eventually pass. We anticipate market volatility to remain elevated as the number of coronavirus cases continues to climb globally. Until recently, the U.S. economy has been quite strong, driven by low unemployment, healthy corporate profits and tame inflation. While it is very difficult to time the market and call the bottom, we believe that a diversified portfolio of what we believe to be financially strong companies, with superior returns on capital and defendable barriers to entry will weather the storm relatively well. Overall, this has been the case, thus far, since the market's peak in mid-February.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.6%
Consumer Discretionary	11.0
Consumer Staples	4.2
Energy	1.8
Financials	15.8
Health Care	15.4
Industrials	17.9
Information Technology	24.4
Materials	4.2
Real Estate	1.1
Short-Term Investments	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	–2.68%	3.53%	8.07%	11.20%	11.85%
Trust Class[3]	08/26/1993	–2.71%	3.43%	7.98%	11.10%	11.82%
Advisor Class[4]	04/02/1997	–2.84%	3.18%	7.69%	10.81%	11.60%
Institutional Class[5]	07/01/1999	–2.60%	3.69%	8.25%	11.39%	12.00%
Class R6[22]	03/15/2013	–2.55%	3.81%	8.34%	11.39%	11.91%
Index
Russell 2000® Index[1,15]		–0.52%	–4.92%	5.12%	10.41%	9.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.02%, 1.10%, 1.35%, 0.85% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a –1.73% total return for the six months ended February 29, 2020, outperforming its benchmark, the FTSE EPRA/Nareit Developed Index (Net) (the Index), which generated a –3.64% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the global stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board (Fed) and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy. All told, global equities, as measured by the MSCI All Country World Index (Net), returned 1.13% for the six-month period. Comparatively, global real estate investment trusts (REITs) generated weaker results.

The Fund outperformed the Index during the reporting period. Stock selection, overall, was the largest contributor to the Fund's relative results versus the Index. In particular, holdings in the Specialty REITs, Hotel & Lodging REITs and Industrial & Office REITs sectors were the most additive for returns. In terms of individual holdings, UNITE Group PLC., Safestore Holdings PLC, SEGRO PLC, ICADE SA and Brookfield Asset Management Inc. were the largest contributors to performance. The only sectors that detracted from relative results were the Fund's holdings in Real Estate Holding & Development and Retail REITs. Several individual holdings were also negative for results during the period, including Public Storage, Sumitomo Realty & Development Co., Ltd., Welltower, Inc., Equity Residential and CyrusOne, Inc.

The Fund's positioning from a country perspective contributed to relative results. In particular versus the Index, overweights to the UK and Belgium on average during the period, along with an underweight to the U.S., were the most additive for results. On the downside, underweights in Germany, Switzerland and Sweden versus the Index were the largest detractors from relative performance.

Market uncertainty and volatility has increased, spurred by increasing coronavirus concerns as more countries, including the U.S., announce additional infections. We believe first half 2020 economic growth is likely to be severely impacted. In a surprise move, the Fed lowered the Fed Funds rate by 50 basis points in early March and by 100 basis points on March 15th. There has also been a significant fiscal stimulus package in the U.S. to help support the economy (all after the reporting period ended). We will be monitoring indicators closely in the weeks and months ahead for signs of economic weakness. A possible extended global economic slowdown triggered by the coronavirus outbreak, the coming U.S. election, and lingering concerns from U.S.-China trade tension has us re-doubling our effort to position the Fund to better withstand these headwinds. We believe synchronized global monetary easing should help reduce the impact on markets. We also believe that stable cash flows anchored by some long-term leases and conservative capital structures (lower leverage) should allow the U.S. listed real estate market to perform more defensively than the broader market.

Overseas, the UK and European equity markets are facing pressure from disruption due to the coronavirus. As was the case with the Fed, the European Central Bank and Bank of England, among other central banks, have recently introduced accommodative monetary policies in an attempt to ward off the impact from the coronavirus. In order to position for these challenging times, we continue to focus on businesses where we see a structural growth angle and a strong rental growth profile. UK and European leases are among the most secure lease structures globally and, while the recent rise in Company Voluntary Arrangements (CVA)1 may have undermined income security in retail, contagion to other sectors has been limited. Our preferred strategy is to concentrate on owning companies investing in sectors with robust fundamentals, with business models that can handle both near term disruption, and potential longer-term structural changes that could emerge. For Asia, the business disruptions caused by the coronavirus added to the existing concerns posed by decelerating growth, the strengthening yen, political unrest in Hong Kong and the effect of softening commodity prices on Australia. Nevertheless, Asia's real estate market fundamentals remain sound, with demand mostly outstripping supply, except for the retail sector. Amid the near term challenges, we retain our preference for what we believe to be high quality companies that are more resilient to any macro downturn.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

1  A CVA is a form of composition, where an insolvency procedure allows a company with debt problems, or that is insolvent, to reach a voluntary agreement with its business creditors regarding repayment of all, or part of its corporate debts over an agreed period of time.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	–1.73%	8.16%	5.40%	5.83%
Class A	12/30/2014	–1.99%	7.72%	4.98%	5.43%
Class C	12/30/2014	–2.37%	6.85%	4.19%	4.65%
With Sales Charge
Class A		–7.64%	1.52%	3.74%	4.23%
Class C		–3.32%	5.85%	4.19%	4.65%
Index
FTSE EPRA/Nareit Developed Index (Net)[1,15]		–3.64%	1.90%	3.07%	3.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 9.11%, 9.72% and 10.43% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary

Neuberger Berman Greater China Equity Fund Institutional Class generated a 7.97% total return for the six months ended February 29, 2020, underperforming its benchmark, the MSCI China Index (Net) (the Index), which generated 10.24% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the six months ended February 29, 2020, the Fund's main contributors to returns relative to the Index included Materials (overweight and stock selection within the Construction Materials industry), Utilities (underweight versus the Index) and Communication Services (stock selection, primarily within Interactive Media & Services). Detractors from performance relative to the Index included Consumer Discretionary (stock selection, primarily within the Automobiles, Internet & Direct Marketing Retail, Household Durables and Diversified Consumer Services industries), Information Technology (IT) (underweight versus the Index) and Financials (stock selection within the Insurance industry).

The Fund continues to focus on companies that have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of February 29, 2020, the Fund's largest sector overweight relative to the Index was Consumer Staples, and the largest sector underweight was Communication Services. The Fund also held overweight positions in Industrials and Materials, and underweight positions in IT and Financials. The Fund's top 10 positions comprised more than 52% of total portfolio assets at the end of February.

Over the past six months, the China equity markets remained volatile, as indicated by both the MSCI China Index, which is a proxy for offshore listed Chinese equities, as well as the domestic China A-shares market. In September, the China equity markets rebounded as China-U.S. trade talks resumed, the State Council signalled targeted reserve requirement ratio (RRR) cuts—China's Central Bank announced a 0.5% RRR cut effective mid-September 2019 as well as targeted 0.5% RRR cuts in both October and November 2019—and the State Administration of Foreign Exchange announced the removal of certain foreign institutional investor quotas, but most of the gains reversed ahead of the China National Day holidays amid ongoing trade tensions, policy easing and continued social unrest in Hong Kong. After the Golden Week holidays in October, both offshore and onshore markets rallied strongly because of solid third quarter earnings results, and investors awaited guidance from the 4th Plenary Session of the 19th Central Committee of the Communist Party of China.

Markets extended gains into November as China and the U.S. both stated plans to lift tariffs as part of a phase one trade deal, but corrected sharply later in the month after the U.S. passed a bill in support of the Hong Kong protest movement. In December, Chinese equities rallied strongly as China and the U.S. reached a phase one trade deal which prevented additional U.S. tariffs on U.S.$160 billion worth of Chinese imports from coming into effect and both countries agreeing to scale back existing tariffs. Encouraging China macroeconomic data and expectations of additional fiscal and monetary stimulus from Beijing further lifted investor sentiment which led markets to end 2019 on a strong note.

Going into 2020, China equity markets extended gains as the government announced a broad-based RRR cut and trade tensions eased after China and the U.S. signed the trade deal, but markets took a downturn later in January as investors turned risk-off ahead of the Lunar New Year holidays and assessed the impact of the coronavirus outbreak on the global economy. Throughout February, investors were focused on the coronavirus outbreak and Chinese equities were sold off after resuming trading from the extended New Year holidays, and global markets declined as the outbreak spread to more countries such as the U.S., Korea, Japan, Italy and Iran, and the spike in number of infections heightened concerns over disruptions to global supply chains.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.5%
Consumer Discretionary	26.7
Consumer Staples	12.1
Energy	2.7
Financials	17.2
Health Care	5.2
Industrials	9.3
Information Technology	0.9
Materials	6.0
Real Estate	7.8
Short-Term Investments	1.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	21.7%
Hong Kong	60.8
United States	17.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	7.97%	7.16%	9.74%	12.48%
Class A	07/17/2013	7.70%	6.78%	9.42%	12.15%
Class C	07/17/2013	7.26%	5.92%	8.51%	11.24%
With Sales Charge
Class A		1.53%	0.60%	8.13%	11.15%
Class C		6.26%	4.92%	8.51%	11.24%
Index
MSCI China Index (Net)[1,15]		10.24%	3.29%	5.49%	8.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.84%, 2.32% and 3.08% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.52%, 1.88% and 2.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class posted a 6.55% total return for the six months ended February 29, 2020, outperforming the 1.92% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the overall U.S. stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board (Fed) and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy. All told, the Index returned 1.92% for the six-month period.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets", or other market dislocations that have the potential to unlock intrinsic value.1

Stock selection drove the Fund's outperformance relative to the Index during the period. In particular, holdings in the Financials, Communication Services and Information Technology (IT) sectors were the most beneficial for returns. Conversely, stock selection in the Industrials sector was the only detractor from the Fund's relative selection results.

Sector allocation, overall, also contributed to the Fund's results during the reporting period. This was primarily driven by an underweight to Energy versus the Index, and lack of exposure to the Real Estate sector. Conversely, the Fund's overweight to Consumer Discretionary and underweight to IT versus the Index were the largest relative detractors from an allocation perspective.

The Fund's use of purchased and written options contributed positively to performance during the period.

Looking ahead, we believe that when combining expected earnings and dividends within today's interest rate environment (real rates are at the very low end of historical standards), prospects for attractive risk-adjusted equity returns over time remain intact. After all, expectations of inflation remain anchored at low levels, helping to contain long term interest rates and heightening the competition between equities and the bond market. Core inflation hit a 10 year high in mid-2018 before falling back below 2% in recent months and we believe inflation expectations hover below the Fed's 2% target rate. Importantly, the speed of technological advances and price transparency (largely driven by the internet) in our view are keeping a lid on inflation. We believe that the key market debate continues to revolve around the magnitude of the global deceleration of growth—coupled with the decisions around interest rates and tariff activity and how much this will impede the growth of corporate earnings in the U.S. and elsewhere. It takes time for accommodative monetary policies to flow through the real economy. In the interim, it will be up to the consumer sector to carry the economy until the manufacturing sector gains stability.

Since the end of the reporting period, the uncertainty over global growth concerns, driven by the abrupt halt in economic activity from the COVID-19 outbreak, has led to periods of heightened market volatility. The key debate continues to revolve around the magnitude of the global deceleration of growth, coupled with the permanent loss of corporate cash flows from the slowdown in economic activity, and how much this will impede the growth in corporate earnings in the U.S. and elsewhere. We believe that recent volatility and oscillations of the stock market will continue to occur due to the interconnectivity and tight correlations of both the global economy and the credit and equity markets. As market dynamics change, this can cause company market values to dislocate from their long-term potential values. We are very mindful of the complex world in which we live and invest. We remain mindful that our constructive view on risk assets is not without challenges. Given the vicissitudes of an increasingly global economy, we will remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.3%
Consumer Discretionary	17.8
Consumer Staples	2.3
Energy	1.7
Financials	10.4
Health Care	11.0
Industrials	10.9
Information Technology	25.7
Materials	2.3
Utilities	3.4
Short-Term Investments	3.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	6.55%	19.85%	9.60%	12.37%	11.12%
Trust Class[3]	08/03/1993	6.48%	19.63%	9.42%	12.18%	11.07%
Advisor Class[4]	09/03/1996	6.34%	19.25%	9.09%	11.80%	10.92%
Institutional Class[5]	05/27/2009	6.62%	19.99%	9.79%	12.56%	11.16%
Class A19	05/27/2009	6.47%	19.62%	9.39%	12.16%	11.09%
Class C19	05/27/2009	6.08%	18.67%	8.57%	11.32%	10.96%
Class R3[16]	05/27/2009	6.27%	19.22%	9.07%	11.86%	11.05%
Class R6[22]	03/29/2019	6.73%	20.11%	9.65%	12.40%	11.13%
With Sales Charge
Class A19		0.32%	12.76%	8.10%	11.50%	11.00%
Class C19		5.08%	17.67%	8.57%	11.32%	10.96%
Index
S&P 500® Index[1,15]		1.92%	8.19%	9.23%	12.65%	11.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.89%, 1.07%, 1.41%, 0.72%, 1.09%, 1.84% and 1.40% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.62% for Class R6 shares (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Integrated Large Cap Fund* Commentary

Neuberger Berman Integrated Large Cap Fund Institutional Class generated a 0.10% total return for the six months ended February 29, 2020, trailing the 1.97% total return of its benchmark, the Russell 1000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

At the start of September 2019, the Fund transitioned to the Integrated Large Cap strategy focusing on U.S. Large Cap securities using a combination of Fundamental and Quantitative investing approaches, and began comparing its performance to the Index, rather than its prior benchmark, the MSCI All Country World Index (Net), to correspond with the Fund's revised principal investment strategy. From the close of September 3, 2019 (the effective date of the changes) through the end of the reporting period, the Fund's Institutional Class returned 0.62% versus a 2.71% total return for the Index. For the six-month reporting period, the Fund's Institutional Class returned 0.10% versus a 1.13% total return for the prior benchmark.

From September 2019 through mid-January 2020, markets grinded higher as trade tensions eased and the U.S. Federal Reserve Board struck a largely dovish tone. The market environment rapidly downshifted in late January. The coronavirus dominated headlines and impaired growth prospects across the globe, causing cyclical industries, particularly airlines and cruise lines, to tumble. A price war in the global oil markets exacerbated the sell-off.

The Fund benefitted from diverse factor and thematic exposure throughout the period with security selection in Industrials and Materials contributing positively to relative performance. From a factor perspective, Momentum was the strongest performer. Across sectors, the Fund takes relatively small tilts away from Index sector weights so allocation effects were relatively muted during the period.

In this market environment, our security selection in Communication Services, Information Technology and Health Care struggled towards the end of 2019 with high growth tech securities leading the market upward, and value names struggling to keep pace. The February sell-off was largely indiscriminant with low-risk securities, traditionally a resilient factor in periods of market stress, selling off in tandem with their high-risk counterparts.

Looking ahead, we foresee continued market volatility as equities sell off from recent highs and concerns over the coronavirus and energy prices accelerate. Given market dynamics following previous sharp market declines, we anticipate seeing the strategy perform well on a relative basis as selling pressures normalize and long-term themes and factors take hold once again.

Sincerely,

SIMON GRIFFITHS AND JACOB GAMERMAN
PORTFOLIO MANAGERS

*  As previously announced, effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund, and changed its investment strategy, portfolio management team, benchmark and fees and expenses.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Integrated Large Cap Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.0%
Consumer Discretionary	11.1
Consumer Staples	5.5
Energy	4.4
Financial Services	11.3
Health Care	14.0
Industrials	10.2
Information Technology	23.7
Materials	3.1
Real Estate	3.9
Utilities	2.7
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS*, 9, 24

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	0.10%	2.36%	4.70%	5.77%
Class A	06/30/2011	–0.17%	1.80%	4.32%	5.39%
Class C	06/30/2011	–0.50%	1.07%	3.52%	4.60%
With Sales Charge
Class A		–5.88%	–4.01%	3.08%	4.67%
Class C		–1.30%	0.26%	3.52%	4.60%
Index
Russell 1000® Index[1,15]		1.97%	7.82%	9.00%	12.02%
MSCI All Country World Index (Net)[1,15]		1.13%	3.89%	5.55%	7.10%

*Prior to September 3, 2019, the Fund had a different investment strategy, portfolio management team, benchmark and fees and expenses. On September 3, 2019, the Fund began comparing its performance to the Russell 1000® Index rather than the MSCI All Country World Index (Net) to correspond with the Fund's revised principal investment strategy. Please also see Endnote 24.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 7.13%, 7.62% and 8.30% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year 2019 were 0.41%, 0.77% and 1.52% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a total return of 2.98% for the six months ended February 29, 2020, outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which generated a total return of –0.91% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equities performed well through mid-January. U.S. and Eurozone manufacturing surveys picked up slightly after September, the service sector improved, and employment remained stable. These factors, plus an avoided round of U.S.-China and U.S.-Europe tariff wars helped restore confidence that recessions in the U.S. and Europe were not imminent. The market reversed course in February, however, declining sharply on fears of the global economic impact of coronavirus against an already subpar global growth rate.

Within the Index, Energy declined most as fears pushed oil prices lower. Consumer Staples and Communication Services also declined. Utilities outperformed most as investors sought safety in yield. Information Technology (IT) and Health Care also posted strong results. By country, New Zealand, Portugal and Ireland outperformed the Index the most, while Belgium, Norway and Austria saw the largest declines.

The most significant factor in the Fund's outperformance was stock selection, especially in Financials, IT and Materials, but sector allocation also helped; primarily our overweight IT and underweight Energy versus the Index. By country, the largest relative benefit came from holdings in the UK, Switzerland and Germany.

Top individual contributors included ASML, Kinaxis and Nexi. ASML, the Netherlands-based semiconductor equipment manufacturer, reported strong results. It also began shipping its newest extreme ultraviolet lithography tool, (an advanced technology used in chipmaking), priced at a 30% premium to its previous version. Kinaxis, the Canadian software company focused on supply chain management, also reported solid earnings, and Nexi, an innovative Italian payments firm, was boosted by M&A activity in the space.

Stock selection within Consumer Staples and Real Estate, and our underweight to Utilities versus the Index were a headwind. By country, holdings in Japan and France, and a zero allocation to the outperforming Danish market were detriments.

Individually, Fevertree, Kose and Ichigo detracted most. Fevertree, the UK beverage firm, revised guidance downward based on weaker consumer spending in the UK, though other regions continued showing strong growth. Kose, the Japanese cosmetics player, reported weaker-than-expected results mainly due to weakness in skin and hair-care products, where margins were squeezed by higher input costs. (Kose was sold during the period.) Ichigo, the Japanese real estate owner/operator, suffered due to concerns around the impact that the fallout from the coronavirus will have on its hotel and retail assets.

Looking ahead, it is difficult to estimate the impact coronavirus may have on an interconnected and already somewhat weak global economy. If it's contained relatively quickly, we may see first and second quarter impacts. If it continues to spread, it could pose a larger risk, especially given that central banks have already deployed much of their stimulus firepower. As with any crisis in the past, the more we know, the less fearfully investors will respond.

Because this Fund follows a quality-at-a reasonable-price discipline, we had already been avoiding areas of the market that appeared to us overheated, including sectors where equity prices had far surpassed earnings, and we are pleased to have delivered a positive return this period against the negative return of the Index. We will continue to focus on companies that we believe offer the best opportunities for long-term outperformance. As always, we look for secular growth, niche product offerings, solid recurring revenues, and/or strong management teams that we believe can enhance shareholder value.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	2.82%	4.32%	3.31%	6.23%	4.68%
Trust Class[12]	01/28/2013	2.83%	4.25%	3.26%	6.18%	4.65%
Institutional Class	06/17/2005	2.98%	4.57%	3.48%	6.37%	4.77%
Class A12	01/28/2013	2.78%	4.21%	3.11%	6.09%	4.58%
Class C12	01/28/2013	2.34%	3.43%	2.33%	5.52%	4.20%
Class R6[21]	09/03/2013	3.07%	4.74%	3.57%	6.43%	4.81%
With Sales Charge
Class A12		–3.12%	–1.79%	1.90%	5.46%	4.16%
Class C12		1.34%	2.43%	2.33%	5.52%	4.20%
Index
MSCI EAFE® Index (Net)[1,15]		–0.91%	–0.57%	1.96%	4.83%	4.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.22%, 1.26%, 1.01%, 1.37%, 2.12% and 0.91% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a total return of 2.73% for the six months ended February 29, 2020, outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which generated a total return of –0.91% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equities performed well through mid-January. U.S. and Eurozone manufacturing surveys picked up slightly after September, the service sector improved, and employment remained stable. These factors, plus an avoided round of U.S.-China and U.S.-Europe tariff wars helped restore confidence that recessions in the U.S. and Europe were not imminent. The market reversed course in February, however, declining sharply on fears of the global economic impact of coronavirus against an already subpar global growth rate.

Within the Index, Energy declined most as fears pushed oil prices lower. Consumer Staples and Communication Services also declined. Utilities outperformed most as investors sought safety in yield. Information Technology (IT) and Health Care also posted strong results. By country, New Zealand, Portugal and Ireland outperformed the Index the most, while Belgium, Norway and Austria saw the largest declines.

The most significant factor in the Fund's outperformance relative to the Index was stock selection, especially in Financials, IT and Materials; but sector allocation, primarily our overweight to IT, also helped. By country, the largest relative benefit came from holdings in the UK, Switzerland and the Netherlands.

Top contributors included ASML, Nexi and Alibaba. ASML, the Netherlands-based semiconductor equipment manufacturer, reported strong results. It also began shipping its newest extreme ultraviolet lithography tool, (an advanced technology used in chipmaking), priced at a 30% premium to its previous version. Nexi, an innovative Italian payments firm, was boosted by M&A activity in the space. Alibaba, the Chinese e-commerce giant, beat earnings expectations on solid growth across all business units and good cost control. Despite the trade war between the U.S. and China, the fundamental drivers of China's domestic commerce business remained strong.

Stock selection and an overweight to Consumer Staples versus the Index, and a zero allocation to Utilities detracted. By country, holdings in Japan and Israel and a zero weighting to Denmark were a minor detriment.

Individual detractors included Fevertree, PERSOL and Kose. Fevertree, the UK beverage firm, revised guidance downward based on weaker consumer spending in the UK, though other regions continue to exhibit strong growth. PERSOL, a Japanese temporary staffing firm, suffered weak results due to the slowdown in the domestic economy. Kose, the Japanese cosmetics player, reported weaker-than-expected results mainly due to weakness in skin and hair-care products, where margins were squeezed by higher input costs. (Kose was sold during the period.)

Looking ahead, it is difficult to estimate the impact coronavirus may have on an interconnected and already somewhat weak global economy. If it's contained relatively quickly, we may see first and second quarter impacts. If it continues to spread, it could pose a larger risk, especially given that central banks have already deployed much of their stimulus firepower. As with any crisis in the past, the more we know, the less fearfully investors will respond.

Because this Fund follows a quality-at-a-reasonable-price discipline, we had already been avoiding areas of the market that appeared to us overheated, including sectors where equity prices had far surpassed earnings, and we are pleased to have delivered a positive return this period against the negative return of the Index. We will continue to focus on companies that we believe offer the best opportunities for long-term outperformance. As always, we look for secular growth, niche product offerings, solid recurring revenues, and/or strong management teams that we believe can enhance shareholder value.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	2.73%	4.52%	3.04%	5.40%	3.20%
Institutional Class[6]	10/06/2006	2.90%	4.86%	3.39%	5.77%	3.56%
Class A14	12/20/2007	2.66%	4.46%	3.02%	5.39%	3.20%
Class C14	12/20/2007	2.33%	3.72%	2.25%	4.60%	2.51%
Class R3[14]	05/27/2009	2.53%	4.26%	2.76%	5.12%	2.98%
Class R6[23]	04/17/2017	2.91%	4.96%	3.29%	5.53%	3.30%
With Sales Charge
Class A14		–3.20%	–1.53%	1.80%	4.76%	2.75%
Class C14		1.33%	2.72%	2.25%	4.60%	2.51%
Index
MSCI EAFE® Index (Net)[1,15]		–0.91%	–0.57%	1.96%	4.83%	2.68%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.42%, 0.98%, 1.35%, 2.10%, 1.60% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary

Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 4.09% for the six months ended February 29, 2020, outperforming the 0.42% total return of its benchmark, the MSCI EAFE Small Cap® Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets performed well though mid-January, as the manufacturing sector, which had been weak, and the service sector in both the U.S. and Europe improved, and as employment data remained steady. Several political risks were reduced as well, including the avoidance of a threatened December round of U.S. tariffs aimed at China and Europe. In February, however, the market gave back much of its earlier gains on investor fears about the economic impact a coronavirus pandemic could have on an already strained global growth rate. Over the whole period, small-cap international stocks, as measured by the Index, outperformed large-cap international stocks, as measured by the MSCI EAFE® Index, which returned –0.91%.

Within the Index, the sharpest loss occurred in Energy, as the price of oil declined on both growth concerns and oversupply. Consumer Staples and Materials also fell, albeit on a smaller scale. Utilities, Financials and Information Technology (IT) were among the outperforming sectors. By country, Portugal, Australia and New Zealand lost the most, while Denmark, Finland and Sweden led.

The Fund's outperformance relative to the Index resulted primarily from stock selection—most notably within Industrials, Financials and Consumer Discretionary. Sector allocation was a secondary positive, especially our overweight to IT versus the Index. By country, holdings in the UK and France, and our opportunistic allocation to non-Index country Canada, were positives.

Top contributors included Kinaxis, Games Workshop Group and Sweco. Kinaxis, the Canadian software company focused on supply chain management, reported solid earnings. Games Workshop Group, a UK manufacturer of miniatures and table top game systems, continues to deliver very strong results while implementing an achievable growth strategy in a variety of end markets. Sweco, a Swedish engineering and environmental technology firm, reported strong revenues and earnings.

Stock selection and an underweight to Real Estate, an underweight to Financials versus the Index, and a zero allocation to Utilities detracted from relative performance. On a country basis our allocation to non-Index country Korea and stock selection in Sweden and Austria were detrimental.

Individual detractors included Sensyne Health, Lumibird and Schoeller-Bleckmann Oilfield Equipment. Sensyne, a UK provider of analytical tools for pharmaceuticals and hospitals, saw its stock under pressure with a struggling asset manager quickly selling its shares. We believe the fundamental outlook remains solid. Lumibird, a French high tech laser manufacturer, fell as its management team pushed out future revenue growth estimates by 12 months given delayed orders. Schoeller-Bleckmann, a leading Austrian directional drilling technology firm, declined due to the deteriorating outlook for capex in the Energy industry given the sharp fall in oil prices.

It's difficult at this stage to estimate the eventual impact coronavirus may have on the global economy and the markets. If it's contained relatively quickly, as we hope, impacts should be somewhat limited. If it continues to spread, it could pose a larger risk, from supply chain disruption to restrictions on travel and meetings cascading throughout all sectors against an already subdued global growth rate. Central banks have been responsive, but much of their stimulus toolkit has already been used.

Because the Fund follows a quality-at-a-reasonable-price discipline, we had already been avoiding areas of the market that appeared to us overheated, including sectors where equity prices had far surpassed earnings, and we are pleased to have delivered a solid positive return this period, and to have outperformed the Index. We will continue to focus on companies that we believe offer the best opportunities for long-term outperformance. As always, we look for secular growth, niche product offerings, solid recurring revenues, and/or strong management teams that we believe can enhance shareholder value.

Sincerely,

DAVID BUNAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	4.09%	6.45%	8.03%
Class A	12/08/2016	3.86%	6.03%	7.62%
Class C	12/08/2016	3.53%	5.34%	6.84%
Class R6	12/08/2016	4.17%	6.53%	8.12%
With Sales Charge
Class A		–2.15%	–0.06%	5.67%
Class C		2.53%	4.34%	6.84%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		0.42%	–0.94%	6.10%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 6.25%, 6.78%, 7.39% and 6.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.06%, 1.42%, 2.17% and 0.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a –0.23% total return for the six months ended February 29, 2020, outperforming its benchmark, the Russell 2000® Value Index (the Index), which provided a total return of –2.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The market experienced a robust recovery in calendar year 2019. As with the broader market, consistent growth was responsible for the Fund's best performers while traditional, deep value investments drove most but not all of the underperformers. Even though growth drove returns, all of the Fund's outperformers were laggards when initially purchased. In our experience, new investment ideas will always come from out of favor, underperforming companies. This remains a cornerstone of our investment process.

Fiscal year to date through early February, business was accelerating in the companies held by the Fund, however, the potential for deceleration now exists due to the spread of the coronavirus. The question now is how quickly can the science catch up and provide relief? We are focusing on two components—supply side and demand side. We are not overly concerned with the supply side, however, demand side issues could be more systemic and long-term in nature.

In terms of the potential long-term economic ramifications resulting from COVID-19, containment is inherently recessionary in nature. If we continue down a path of potentially having long-term containment, it will negatively impact economic activity in the short-term and will likely lead to a recession. The questions are: How long will it last? Will it be V, L or U shaped? It's way too early to give an accurate answer. We are stress testing our portfolio across all three scenarios. We are eliminating companies that we determine are unable to handle any of the three scenarios.

Broadly, the question is, is this a buy into the dip, stay on sidelines, or sell opportunity? We believe it is still too early to predict. There are companies in our portfolio that are very cheap, however we are more cyclical than the Index and we have limited exposure to banks and yield-oriented investments. The more growth-centric a company is, the better it has performed in this environment, but those types of companies are generally not cheap. While "value" stocks are less expensive, they are more cyclical and have greater exposure to economic sensitivity. They are likely to perform better when there is more of an all-clear signal.

As noted above, we are materially underweight Financials (less than 5% exposure versus more than 30% for the Index as of the end of the reporting period). We have approximately a 3.5% exposure to travel-related companies (Avis, Hertz, SeaWorld). All three of these companies performed very well prior to the coronavirus panic and we have not changed our viewpoint on these investments. We also currently have a very small allocation to Energy stocks (under 2%). We believe this is going to be a very challenged sector, particularly in the small cap space. We have decided not to make additional investments in this area as Energy companies tend to be leveraged and depending on the severity of a potential recession, will have difficulty refinancing.

Every negative period comes from a different trigger. We have been running this strategy since 1997 and have seen many different severe market sell-offs over the last 23 years. Potential tax cuts, targeted financial relief and more Fed Funds rate cuts will likely provide significant stimulus. With new technology and breakthroughs on testing and therapies, we believe this will become manageable. The ultimate question is, how severe will the recession be?

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.5%
Consumer Discretionary	4.7
Consumer Staples	2.0
Energy	1.7
Financial Services	3.9
Health Care	16.8
Industrials	16.5
Information Technology	41.3
Materials	7.1
Utilities	3.8
Short-Term Investments	0.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date*	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	–0.23%	–9.08%	4.36%	9.34%	10.29%
Class A18	05/10/2010	–0.38%	–9.41%	4.00%	8.95%	10.11%
Class C18	05/10/2010	–0.80%	–10.08%	3.22%	8.17%	9.76%
Class R6[18,21]	01/18/2019	–0.24%	–9.01%	4.39%	9.36%	10.29%
With Sales Charge
Class A18		–6.10%	–14.62%	2.77%	8.31%	9.83%
Class C18		–1.76%	–10.95%	3.22%	8.17%	9.76%
Index
Russell 2000® Value Index[1,15]		–2.58%	–9.29%	3.61%	8.67%	7.77%
Russell 2000® Index[1,15]		–0.52%	–4.92%	5.12%	10.41%	7.39%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.05%, 1.44%, 2.16% and 1.00% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.01%, 1.37%, 2.12% and 0.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a –3.83% total return for the six months ended February 29, 2020, underperforming the Russell 1000® Value Index (the Index), which returned –1.69% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the overall U.S. stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board (Fed) and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy. After being up over the first five months of the reporting period, those gains were then erased in February. All told, large-cap value stocks, as measured by the Index, returned –1.69% for the six months ended February 29, 2020.

The Fund underperformed the Index during the reporting period. An overweight versus the Index and stock selection in the Energy sector detracted from relative performance. Elsewhere, an underweight to Health Care was a headwind for relative returns, as the benchmark's sector outperformed the overall Index over the period. On the upside, stock selection in Consumer Discretionary contributed to returns. In particular, the Fund had a position in Tiffany & Co., whose shares rallied sharply as it was acquired at a premium to its previous share price. The Fund's positioning in the Materials sector was also additive for performance. Within the sector, stock selection and an overweight in the Metals & Mining industry were beneficial for results.

Looking ahead, we are in the midst of liquidity and coronavirus concerns that have resulted in periods of extreme market volatility. Against this backdrop, 10-year U.S. Treasury yields have reached all-time lows and the Fed has taken aggressive actions in an attempt to stimulate economic growth and help the markets function in an orderly fashion. In the past, we have seen the markets discount the impact from health issues (e.g. SARS) more than what ultimately happens. The difficulty is determining when the market crosses over into that territory. Since the reporting period ended on February 29, 2020, the market has continued to experience periods of elevated volatility. We have also seen aggressive actions taken by the Fed and a $2 trillion fiscal stimulus package to help support the economy. In our view, we are now getting closer to that inflection point and believe there are value opportunities for long-term investors.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	1.6%
Consumer Staples	12.4
Energy	9.0
Financials	18.1
Health Care	14.3
Industrials	13.5
Information Technology	0.4
Materials	18.2
Real Estate	6.2
Utilities	0.8
Short-Term Investments	5.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	–3.83%	–0.04%	6.70%	9.05%	12.17%
Trust Class[3]	08/30/1993	–3.94%	–0.25%	6.50%	8.85%	12.07%
Advisor Class[4]	08/16/1996	–4.00%	–0.36%	6.34%	8.68%	11.94%
Institutional Class[5]	06/07/2006	–3.76%	0.11%	6.88%	9.23%	12.22%
Class A19	06/21/2010	–3.92%	–0.24%	6.47%	8.81%	12.11%
Class C19	06/21/2010	–4.31%	–1.01%	5.69%	8.03%	11.93%
Class R3[16]	06/21/2010	–4.08%	–0.51%	6.17%	8.53%	12.05%
Class R6[22]	01/18/2019	–3.71%	0.22%	6.75%	9.08%	12.17%
With Sales Charge
Class A19		–9.46%	–5.98%	5.22%	8.17%	11.96%
Class C19		–5.24%	–1.97%	5.69%	8.03%	11.93%
Index
Russell 1000® Value Index[1,15]		–1.69%	0.54%	5.51%	10.40%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.87%, 1.05%, 1.20%, 0.70%, 1.08%, 1.82%, 1.37% and 0.67%for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 0.61% for Class R6 shares after expense reimbursements and/or fee waivers and/or restatement. The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a –0.92% total return for the six months ended February 29, 2020, underperforming its benchmark, the Russell Midcap® Growth Index (the Index), which generated a 0.50% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite continued positive economic trends and generally compelling corporate results, the trailing six months will likely be remembered for the mounting challenges to this long-tenured bull market and the resulting significant volatility. The cumulative strain of trade headlines and tariffs, the looming divisiveness of the upcoming national election, continued oil price shocks and the rising fear and unknown potential economic impact associated with the global spread of the COVID-19 virus combined to overwhelm broadly positive fundamentals and metrics and finally sap this market's trademark resiliency.

The Fund remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names and those allocation decisions were generally reflective of the positive secular trends, intriguing catalysts and compelling underlying fundamentals that we continued to identify in those sectors. Looking at attribution, strong stock selection within IT could not overcome the negative effects of a late-period COVID-19 induced headwind that weighed heavily on various Industrials, Consumer Discretionary and Health Care segments associated with "elective" endeavors or consumption, as fears over changing consumer behavior around travel, entertainment and even usually non-life threatening medical procedures continued to mount. Drilling down to our holdings for the period, Advanced Micro Devices (AMD) was the top contributor to absolute performance, while HEICO Corporation was the leading detractor. AMD, a semiconductor company, continued to exceed expectations as performance and pricing improvements in their server-related products led to meaningful market share gains for their enterprise business. HEICO which manufactures, distributes and repairs FAA-approved parts for aircrafts, fell victim to the market's rotation away from all direct and indirect travel-related names as fears around the potential scope of COVID-19 continued to rise.

Looking ahead, the probability is rising that we will face some form of meaningful regression as this long-tenured bull market, at least in its current form, has likely finally run its course. That said, we are also facing a highly fluid situation and our comments, which extend beyond the reporting period associated with this letter, reflect that reality. From our perspective, it is not entirely clear if we are potentially looking at a substantial corrective reset, the onset of multiple quarters of recessionary pressure or a combination of the two that eventually leads to a new period of expansionary growth. What is important to keep in mind is that while volatility of this magnitude is unsettling, it does eventually breed opportunity and, setting aside the uncertain near-term impacts of the coronavirus in the U.S., we continue to have no shortage of investable ideas offering what we believe to be compelling catalysts and intriguing business models. Our challenge will be to discern between headline-driven market angst and evidence of real and sustained disruption in order to make informed decisions as we continue to contemplate being either sellers or opportunistic selective buyers on any continued weakness.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.3%
Consumer Discretionary	11.3
Consumer Staples	3.0
Energy	0.3
Financials	5.0
Health Care	18.6
Industrials	20.0
Information Technology	35.0
Materials	1.0
Real Estate	0.6
Utilities	0.5
Short-Term Investments	1.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	–0.92%	7.79%	8.49%	12.61%	11.69%
Trust Class[3]	08/30/1993	–0.92%	7.73%	8.43%	12.54%	11.61%
Advisor Class[4]	09/03/1996	–1.06%	7.48%	8.15%	12.21%	11.40%
Institutional Class[5]	04/19/2007	–0.86%	7.97%	8.68%	12.84%	11.78%
Class A19	05/27/2009	–0.99%	7.60%	8.29%	12.43%	11.65%
Class C19	05/27/2009	–1.40%	6.78%	7.46%	11.59%	11.43%
Class R3[16]	05/27/2009	–1.13%	7.36%	8.01%	12.15%	11.58%
Class R6[22]	03/15/2013	–0.79%	8.10%	8.78%	12.83%	11.75%
With Sales Charge
Class A19		–6.68%	1.43%	7.01%	11.77%	11.49%
Class C19		–2.33%	5.78%	7.46%	11.59%	11.43%
Index
Russell Midcap® Growth Index[1,15]		0.50%	7.86%	9.14%	13.44%	N/A
Russell Midcap® Index[1,15]		–1.11%	2.34%	6.37%	11.91%	12.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.90%, 0.96%, 1.22%, 0.71%, 1.08%, 1.83%, 1.34% and 0.61% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –8.56% total return for the six months ended February 29, 2020 underperforming its benchmark, the Russell Midcap® Value Index (the Index), which provided a total return of –2.23% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In calendar year 2019, companies with investment characteristics core to our long-term philosophy (out-of-favor, contrarian investments, turnarounds, and leveraged companies with strong free cash flows, all selling at material discounts to our estimates of intrinsic value)1 experienced challenges. Investors have become very short-term oriented and have little tolerance for earnings disappointments. The types of companies we invest in generally take time to show improvement and are more volatile and inherently subject to short-term earnings setbacks. Additionally, valuation as an important factor has all but been ignored.

In addition to the challenges our strategy faced in 2019, the outbreak of the coronavirus has negatively impacted several of our holdings which were previously performing well and were on track to deliver strong performance. At the end of the reporting period, we had close to a 9% exposure to hotel and leisure companies (MGM, International Games and Wyndham Destinations) versus less than 2% for the Index. All three of these companies performed very well prior to the coronavirus related market volatility and we have not changed our long-term viewpoint on these investments. Our Aerospace & Defense related stocks (Spirit Aerosystems, Hexcel, General Dynamics, AerCap Holdings and JetBlue Airways) all declined sharply.

Spirit Aerosystems was already challenged by Boeing 737MAX-related disruptions and the COVID-19 impact on air travel is expected to cause further delivery pushouts and cuts to 2020 estimates. With the likelihood of a recession increasing and global travel slowing dramatically, JetBlue, AerCap, Hexcel and General Dynamics all came under tremendous selling pressure.

Our overweight in Energy names (8% on average during the period versus 5% for the Index) also hurt relative performance as this sector continues to experience severe headwinds. However, since the bulk of our energy companies are in the pipeline space, we anticipate them to perform better moving forward. In light of declining interest rates, our overexposure to Regional Banks versus the Index negatively impacted performance.

The top performers for the period all reacted positively to better than expected earnings reports. Nuance Communications reported a strong quarter with revenue and earnings per share ahead of expectations. The company announced general availability and accelerated delivery of its ACI (Ambient Clinical Intelligence) solutions for a wide array of medical specialties. Best Buy had strong performance in the fourth quarter of 2019 driven by market share gains and good execution. The company benefited from both solid demand for consumer electronics—particularly computers, mobile phones, tablets, headphones, and appliances—and its strong e-commerce offering. Hain beat street estimates for fiscal second quarter and results indicate that the turnaround plan remains on track.

As we write this review, the markets are facing their greatest challenges since the great recession and have fallen rapidly into bear market territory. COVID-19 is having a dramatic impact on global economies and we believe a worldwide recession is likely. In the past, we have used market dislocations like the one we are currently experiencing to find attractive investment opportunities at distressed prices. We believe it is at times like this where long-term focus and value disciplines, properly executed, can lead to superior returns in future periods.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.0%
Consumer Discretionary	15.3
Consumer Staples	7.9
Energy	7.2
Financial Services	15.4
Health Care	7.3
Industrials	18.1
Information Technology	16.4
Materials	2.6
Utilities	6.2
Short-Term Investments	1.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–8.56%	–16.28%	0.60%	8.21%	7.81%
Trust Class[3]	06/10/1999	–8.68%	–16.38%	0.46%	8.06%	7.71%
Institutional Class[5]	03/08/2010	–8.48%	–16.04%	0.86%	8.50%	7.95%
Class A19	06/21/2010	–8.64%	–16.35%	0.50%	8.11%	7.76%
Class C19	06/21/2010	–8.96%	–16.97%	–0.25%	7.33%	7.39%
Class R3[16]	06/21/2010	–8.76%	–16.57%	0.26%	7.85%	7.64%
Class R6[22]	03/29/2019	–8.44%	–16.00%	0.67%	8.24%	7.83%
With Sales Charge
Class A19		–13.90%	–21.17%	–0.68%	7.47%	7.46%
Class C19		–9.87%	–17.79%	–0.25%	7.33%	7.39%
Index
Russell Midcap® Value Index[1,15]		–2.23%	–1.36%	4.44%	10.79%	8.60%
Russell Midcap® Index[1,15]		–1.11%	2.34%	6.37%	11.91%	8.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.27%, 1.43%, 1.07%, 1.41%, 2.19% and 1.71% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.96% for Class R6 shares (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.27%, 0.87%, 1.23%, 1.98% and 1.48% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2020 is 0.77% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 0.20% total return for the six months ended February 29, 2020, underperforming its benchmark, the S&P 500® Index (the Index) which generated a 1.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, returns were strongest for the Index in the Communication Services, Health Care, and Information Technology (IT) sectors, while the Energy, Materials, and Real Estate sectors underperformed. U.S. equity market performance was strong during the latter part of calendar year 2019 as U.S. equities were supported by tangible progress concerning global trade policy. The United States reached a Phase I trade agreement with China and the United States-Mexico-Canada Agreement (USMCA) was signed into law in January 2020. Subsequently global equity markets were impacted in February by concerns related to COVID-19 (the coronavirus). Uncertainty regarding the economic impact of the disease resulted in risk-off sentiment that drove a decline in global equities and bond yields. We believe free cash flow generative companies with appropriate capital structures are well positioned to navigate market headwinds. We continue to closely monitor market developments, remaining focused on company specific implications.

Within the portfolio, superior stock selection within Communication Services, Financials and Industrials contributed to relative performance versus the Index. Stock selection within Consumer Discretionary and IT detracted. Portfolio positioning benefitted relative performance, primarily due to an underweight position to Energy on average during the period versus the Index and having zero exposure to Real Estate and Utilities. The Fund finished the period with an overweight relative to the Index in the Financials, Industrials, and Materials sectors. The Fund completed the period with an underweight in Health Care and IT versus the Index, and had zero exposure to the Energy, Real Estate, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category that we believe display attractive risk/return profiles.

At the time of publishing this letter, the situation regarding the coronavirus (COVID-19) is fluid, and the magnitude and duration of the impact on the global economy suggests continued volatility in the very near term. While the timing of a recovery and the normalization of economic activity is uncertain, the related volatility is creating an opportunity to drive differentiated performance through stock selection. We continue to apply disciplined fundamental research to help identify high quality business models with free cash flow characteristics trading at attractive valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.6%
Consumer Discretionary	11.0
Consumer Staples	7.4
Financials	20.0
Health Care	8.2
Industrials	13.5
Information Technology	21.2
Materials	7.1
Short-Term Investments	0.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date*	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	0.20%	4.75%	9.03%	12.52%	8.65%
Class A17	12/21/2009	0.04%	4.40%	8.62%	12.12%	8.36%
Class C17	12/21/2009	–0.30%	3.65%	7.83%	11.29%	7.74%
With Sales Charge
Class A17		–5.73%	–1.60%	7.35%	11.46%	7.88%
Class C17		–1.14%	2.79%	7.83%	11.29%	7.74%
Index
S&P 500® Index[1,15]		1.92%	8.19%	9.23%	12.65%	8.20%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.75%, 1.12% and 1.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a –3.56% total return for the six months ended February 29, 2020, outperforming its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which generated a –3.95% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the overall U.S. stock market fell sharply, erasing much of its earlier gains. The market initially moved higher and reached several new all-time highs. Investor sentiment was supported by the completion of the first phase of the trade accord between the U.S. and China, continued monetary policy accommodation by the U.S. Federal Reserve Board (Fed) and generally solid corporate results. However, beginning in mid-February 2020 the market experienced a rapid and severe downturn, triggered by concerns of the spreading coronavirus and its impact on the global economy. All told, U.S. equities, as measured by the S&P 500® Index, returned 1.92% for the six-month period. Comparatively, real estate investment trusts (REITs) posted weaker results during the period.

The Fund generated a negative return, but outperformed the Index on a relative basis during the reporting period. Sector positioning, overall, was the largest contributor to relative performance. In particular, an overweight to Manufactured Homes versus the Index, along with underweights to Lodging/Resorts and Regional Malls, were among the most beneficial for performance. Conversely, the Fund's underweights to the Specialty and Office subsectors were the most meaningful headwinds to excess returns.

Stock selection, overall, was also beneficial for results. Contributing the most to results were our holdings in the Diversified, Lodging/Resorts and Regional Malls subsectors. In terms of individual holdings, Taubman Centers, Inc., Brookfield Asset Management, Inc., Healthcare Trust of America, Inc., Equinix, Inc. and Prologis, Inc. were the most additive for returns. On the downside, holdings within the Apartments, Data Centers and Self Storage subsectors were the largest detractors from relative performance. Several individual holdings were also negative for results, including Public Storage, Welltower, Inc., Equity Residential, Essex Property Trust, Inc. and CyrusOne, Inc.

Market uncertainty and volatility have increased, spurred by increasing coronavirus concerns as more countries, including the U.S., announce additional infections. First half 2020 economic growth is likely to be severely impacted. In a surprise move, the Fed lowered the Fed Funds rate by 50 basis points in early March and by 100 basis points on March 15th. There has also been a significant fiscal stimulus package in the U.S. to help support the economy (after the reporting period ended). We will be monitoring indicators closely in the weeks and months ahead for signs of economic weakness. A possible extended global economic slowdown triggered by the coronavirus outbreak, the coming U.S. election, and lingering concerns from U.S.-China trade tension has us re-doubling our efforts to position the Fund to better withstand these headwinds. We believe synchronized global monetary easing should help ease the impact on markets. In our opinion, stable cash flows anchored by long-term leases, conservative capital structures (lower leverage), and secular demand drivers should allow the U.S. listed real estate market to perform more defensively than the broader market.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.9%
Data Centers	9.9
Diversified	1.8
Free Standing	6.0
Health Care	9.2
Industrial	7.7
Infrastructure	18.6
Lodging/Resorts	1.4
Manufactured Homes	5.5
Office	7.2
Regional Malls	3.3
Self Storage	5.4
Shopping Centers	2.8
Single Family Homes	3.7
Timber	3.0
Short-Term Investments	1.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7, 20

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–3.56%	13.11%	6.85%	11.42%	10.89%
Institutional Class[6]	06/04/2008	–3.51%	13.27%	7.05%	11.62%	11.03%
Class A14	06/21/2010	–3.64%	12.93%	6.68%	11.23%	10.79%
Class C14	06/21/2010	–4.06%	12.06%	5.88%	10.42%	10.34%
Class R3[14]	06/21/2010	–3.77%	12.59%	6.41%	10.96%	10.64%
Class R6[23]	03/15/2013	–3.46%	13.39%	7.14%	11.63%	11.01%
With Sales Charge
Class A14		–9.16%	6.40%	5.42%	10.57%	10.42%
Class C14		–4.98%	11.06%	5.88%	10.42%	10.34%
Index
FTSE Nareit All Equity REITs Index[1,15]		–3.95%	7.98%	6.51%	11.93%	9.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.43%, 1.06%, 1.43%, 2.19%, 1.69% and 0.96% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 1.54% total return for the six months ended February 29, 2020, outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned 1.37% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite continued positive economic trends and generally compelling corporate results, the trailing six months will likely be remembered for the mounting challenges to this long-tenured bull market and the resulting significant volatility. The cumulative strain of trade headlines and tariffs, the looming divisiveness of the upcoming national election, continued oil price shocks and the rising fear and unknown potential economic impact associated with the global spread of the COVID-19 virus combined to overwhelm broadly positive fundamentals and metrics and finally sap this market's trademark resiliency.

During the period the portfolio remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names and those allocation decisions were generally reflective of the positive secular trends, intriguing catalysts and compelling underlying fundamentals that we continued to identify in those sectors. Looking at attribution, strong stock selection within Health Care, especially within the Health Care Equipment & Supplies industry, underweights versus the Index to Energy and Real Estate, and our avoidance of the Utilities sector proved additive to relative performance. Drilling down to our holdings, Cardlytics, Inc. was the top contributor to performance while Bandwidth, Inc. was the leading detractor. Cardlytics, which delivers targeted marketing and advertising solutions through their "purchase intelligence" software, data mining tools and customizable analysis, continued to meaningfully exceed market expectations during the period, while Bandwidth, which provides cloud-based communication services for small- and medium-sized businesses, was penalized, despite strong results for the fourth quarter of 2019, for longer than expected new client onboarding and integration lead times. We consider this to be a short-term and correctable issue and remain holders of Bandwidth.

Looking ahead, the probability is rising that we will face some form of meaningful regression as this long-tenured bull market, at least in its current form, has likely finally run its course. That said, we are also facing a highly fluid situation and our comments, which extend beyond the reporting period associated with this letter, reflect that reality. From our perspective, it is not entirely clear if we are potentially looking at a substantial corrective reset, the onset of multiple quarters of recessionary pressure or a combination of the two that eventually leads to a new period of expansionary growth. What is important to keep in mind is that while volatility of this magnitude is unsettling, it does eventually breed opportunity and, setting aside the uncertain near-term impacts of the coronavirus in the U.S., we continue to have no shortage of investable ideas offering what we believe to be compelling catalysts and intriguing business models. Our challenge will be to discern between headline-driven market angst and evidence of real and sustained disruption in order to make informed decisions as we continue to contemplate being either sellers or opportunistic selective buyers on any continued weakness.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.2%
Consumer Discretionary	10.6
Consumer Staples	2.9
Financials	4.3
Health Care	29.4
Industrials	19.1
Information Technology	18.0
Materials	0.8
Short-Term Investments	12.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	1.54%	3.20%	10.77%	13.49%	9.57%
Trust Class[3]	11/03/1998	1.46%	3.10%	10.61%	13.25%	9.43%
Advisor Class[4]	05/03/2002	1.38%	2.94%	10.45%	13.07%	9.32%
Institutional Class[5]	04/01/2008	1.66%	3.51%	11.11%	13.78%	9.75%
Class A19	05/27/2009	1.49%	3.15%	10.71%	13.37%	9.53%
Class C19	05/27/2009	1.12%	2.36%	9.89%	12.53%	9.11%
Class R3[16]	05/27/2009	1.38%	2.89%	10.44%	13.09%	9.39%
Class R6[22]	09/07/2018	1.74%	3.64%	10.91%	13.55%	9.61%
With Sales Charge
Class A19		–4.36%	–2.78%	9.40%	12.70%	9.22%
Class C19		0.15%	1.38%	9.89%	12.53%	9.11%
Index
Russell 2000® Growth Index[1,15]		1.37%	–0.72%	6.48%	12.07%	7.78%
Russell 2000® Index[1,15]		–0.52%	–4.92%	5.12%	10.41%	8.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.59%, 1.72%, 1.88%, 1.30%, 1.66%, 2.47%, 2.02% and 1.16% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.32%, 1.42%, 1.62%, 0.92%, 1.28%, 2.03%,1.53% and 0.82% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund Commentary

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of 0.95% for the six months ended February 29, 2020, trailing the 1.92% total return of the S&P 500® Index (the Index) for the same time period. (Performance for all share classes is provided in the table immediately following this letter.)

Equity markets delivered strong appreciation for much of this period, outpacing earnings growth as valuation multiples continued expanding against a backdrop of slow but steady economic growth. In mid-February, however, markets reversed sharply as news of a potential global pandemic threatened global economic growth.

Within the Index, Energy stocks declined most as virus fears drove oil prices lower. Elsewhere, returns remained narrow, with Information Technology (IT) the largest outperformer. Prior to the disruption from COVID-19, the economic and market backdrop continued to benefit high revenue growth stocks over those of more established businesses.

The Fund performed well considering our valuation-sensitive discipline was a headwind in a market favoring growth at any price. By sector, Industrials and Materials contributed most to relative performance versus the Index. Top contributors included Microsoft and Vestas Wind Systems. Microsoft delivered strong operating performance in its desktop publishing franchise and growth in cloud services. Vestas, a global leader in wind power, with best-in-class profitability and a pristine balance sheet, benefitted from a strong increase in its order backlog.

We underperformed in the IT and Consumer Discretionary sectors, while Unilever and Noble Energy were the largest individual detractors. Unilever underperformed as management lowered guidance due to weakness in select emerging markets, while Noble underperformed in line with the Energy sector.

Taking advantage of volatility, we added National Grid, an investor-owned utility facilitating de-carbonization of the grid. Other additions include Regeneron Pharmaceuticals and Discovery. We exited Schlumberger, EQT Corporation, Premier Inc., Manpower Group, Gildan Activewear and American Express.

Looking ahead, coronavirus poses a serious potential disruption to the global economy, the scope of which remains unclear. We remain focused on assessing potential risks within the portfolio, based on company guidance and our own analysis of each business and its resiliency.

We believe the potential disruption to supply chains, business confidence, capital expenditures, and consumer confidence increases the probability of a recession somewhat. We also believe this disruption has a finite life. Hence, we are also evaluating opportunities that the volatility is creating.

The Fund's focus on financial strength and balance sheet strength combined with a valuation discipline can provide support in challenging markets. Our approach to identifying best-in-class businesses exposed to secular growth prospects (energy efficiency, health and nutrition, accelerating innovation, etc.) leads us to companies that should be able to grow and increase market share within a variety of backdrops. We believe such businesses can translate top-line growth into advantaged bottom-line growth supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in ESG1 practices.

From an ESG perspective, as of December 31, 2019, 63% of the portfolio by weight was ranked as Trendsetter or First Tier by the CPA-Zicklin Index2, 65% provided disclosure around TCFD3 physical and transition risks, and 58% had internal and/or external gender pay gap analysis in place.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

1 Environmental, Social and Governance practices

2 The CPA-Zicklin Index benchmarks the political disclosure and accountability policies and practices of leading U.S. public companies. Issued annually, it is produced by the Center for Political Accountability in conjunction with the Zicklin Center for Business Ethics Research at The Wharton School at the University of Pennsylvania. Companies receiving a score of 90% or higher for political disclosure and accountability received the "Trendsetter" designation, while companies that scored between 80-100% were ranked in the "First Tier." https://politicalaccountability.net/index

3 Task force on Climate-Related Financial Disclosures (TCFD) develops recommendations for climate related financial risk disclosures for use by companies in providing information to investors, lenders, insurers and other stakeholders. https://www.fsb-tcfd.org/

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.6%
Consumer Discretionary	9.0
Consumer Staples	4.1
Energy	1.2
Financials	11.2
Health Care	20.1
Industrials	14.9
Information Technology	20.2
Materials	5.0
Real Estate	1.5
Utilities	2.0
Short-Term Investments	1.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2020
	Inception Date	Period Ended 02/29/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	0.95%	3.01%	6.52%	10.78%	8.94%
Trust Class[3]	03/03/1997	0.88%	2.82%	6.34%	10.59%	8.76%
Institutional Class[5]	11/28/2007	1.05%	3.20%	6.71%	10.98%	9.03%
Class A19	05/27/2009	0.88%	2.82%	6.31%	10.57%	8.86%
Class C19	05/27/2009	0.51%	2.04%	5.53%	9.75%	8.52%
Class R3[16]	05/27/2009	0.75%	2.55%	6.05%	10.31%	8.75%
Class R6[22]	03/15/2013	1.11%	3.29%	6.79%	10.98%	9.01%
With Sales Charge
Class A19		–4.91%	–3.09%	5.06%	9.92%	8.61%
Class C19		–0.41%	1.10%	5.53%	9.75%	8.52%
Index
S&P 500® Index[1,15]		1.92%	8.19%	9.23%	12.65%	9.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 1.03%, 0.68%, 1.05%, 1.79%, 1.30% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the semi-annual period ended February 29, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 53 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap and Neuberger Berman International Small Cap Fund are each relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Multi-Cap Opportunities Fund were relatively small prior to September 2010, June 2008 and January 2010, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

24  Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund and changed its investment strategy, benchmark, portfolio management team and fees and expenses. Prior to that date, the Fund had a higher management fee, different expenses, a different investment strategy and benchmark, and different risks. Its performance prior to that date might have been different if the current investment strategy and fees and expenses had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/Nareit Developed Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:

The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(1) 9/1/19 - 2/29/20	Expense Ratio	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(2) 9/1/19 - 2/29/20	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$998.00	$3.43	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$996.10	$5.21	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class C	$1,000.00	$992.90	$8.92	1.80%	$1,000.00	$1,015.91	$9.02	1.80%
Class R6	$1,000.00	$998.80	$2.93	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,028.20	$6.30	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$1,026.70	$7.56	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Class C	$1,000.00	$1,023.30	$11.32	2.25%	$1,000.00	$1,013.67	$11.27	2.25%
Class R3	$1,000.00	$1,024.90	$9.62	1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Class R6	$1,000.00	$1,028.90	$5.80	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Equity Income Fund
Institutional Class	$1,000.00	$987.10	$3.41	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$984.40	$5.23	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Class C	$1,000.00	$981.20	$8.87	1.80%	$1,000.00	$1,015.91	$9.02	1.80%
Class R3	$1,000.00	$983.10	$6.56	1.33%	$1,000.00	$1,018.25	$6.67	1.33%
Focus Fund
Investor Class	$1,000.00	$1,055.00	$4.65	0.91%	$1,000.00	$1,020.34	$4.57	0.91%
Trust Class	$1,000.00	$1,053.70	$5.62	1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Advisor Class	$1,000.00	$1,052.80	$6.48	1.27%	$1,000.00	$1,018.55	$6.37	1.27%
Institutional Class	$1,000.00	$1,055.60	$3.83	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$1,053.90	$5.67	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,049.80	$9.48	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Genesis Fund
Investor Class	$1,000.00	$973.20	$4.96	1.01%	$1,000.00	$1,019.84	$5.07	1.01%
Trust Class	$1,000.00	$972.90	$5.35	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Advisor Class	$1,000.00	$971.60	$6.62	1.35%	$1,000.00	$1,018.15	$6.77	1.35%
Institutional Class	$1,000.00	$974.00	$4.12	0.84%	$1,000.00	$1,020.69	$4.22	0.84%
Class R6	$1,000.00	$974.50	$3.68	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Global Real Estate Fund
Institutional Class	$1,000.00	$982.70	$4.93	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$980.10	$6.70	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$976.30	$10.37	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,079.70	$7.81	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Class A	$1,000.00	$1,077.00	$9.66	1.87%	$1,000.00	$1,015.56	$9.37	1.87%
Class C	$1,000.00	$1,072.60	$13.50	2.62%	$1,000.00	$1,011.83	$13.11	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,065.50	$4.47	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Trust Class	$1,000.00	$1,064.80	$5.39	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Advisor Class	$1,000.00	$1,063.40	$6.93	1.35%	$1,000.00	$1,018.15	$6.77	1.35%
Institutional Class	$1,000.00	$1,066.20	$3.60	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$1,064.70	$5.54	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Class C	$1,000.00	$1,060.80	$9.33	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
Class R3	$1,000.00	$1,062.70	$6.97	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class R6	$1,000.00	$1,067.30	$3.34	0.65%	$1,000.00	$1,021.63	$3.27	0.65%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(1) 9/1/19 - 2/29/20	Expense Ratio	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(2) 9/1/19 - 2/29/20	Expense Ratio
Integrated Large Cap Fund
Institutional Class	$1,000.00	$1,001.00	$2.04	0.41%	$1,000.00	$1,022.82	$2.06	0.41%
Class A	$1,000.00	$998.30	$3.83	0.77%	$1,000.00	$1,021.03	$3.87	0.77%
Class C	$1,000.00	$995.00	$7.54	1.52%	$1,000.00	$1,017.30	$7.62	1.52%
International Equity Fund
Investor Class	$1,000.00	$1,028.20	$5.45	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Trust Class	$1,000.00	$1,028.30	$5.65	1.12%	$1,000.00	$1,019.29	$5.62	1.12%
Institutional Class	$1,000.00	$1,029.80	$4.29	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$1,027.80	$6.10	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,023.40	$9.86	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R6	$1,000.00	$1,030.70	$3.79	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
International Select Fund
Trust Class	$1,000.00	$1,027.30	$5.80	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Institutional Class	$1,000.00	$1,029.00	$4.04	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Class A	$1,000.00	$1,026.60	$5.85	1.16%	$1,000.00	$1,019.10	$5.82	1.16%
Class C	$1,000.00	$1,023.30	$9.61	1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Class R3	$1,000.00	$1,025.30	$7.10	1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Class R6	$1,000.00	$1,029.10	$3.53	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
International Small Cap Fund
Institutional Class	$1,000.00	$1,040.90	$5.33	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class A	$1,000.00	$1,038.60	$7.15	1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Class C	$1,000.00	$1,035.30	$10.93	2.16%	$1,000.00	$1,014.12	$10.82	2.16%
Class R6	$1,000.00	$1,041.70	$4.82	0.95%	$1,000.00	$1,020.14	$4.77	0.95%
Intrinsic Value Fund
Institutional Class	$1,000.00	$997.70	$4.97	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$996.20	$6.75	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$992.00	$10.45	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Class R6	$1,000.00	$997.60	$4.47	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Large Cap Value Fund
Investor Class	$1,000.00	$961.70	$4.10	0.84%	$1,000.00	$1,020.69	$4.22	0.84%
Trust Class	$1,000.00	$960.60	$4.97	1.02%	$1,000.00	$1,019.79	$5.12	1.02%
Advisor Class	$1,000.00	$960.00	$5.70	1.17%	$1,000.00	$1,019.05	$5.87	1.17%
Institutional Class	$1,000.00	$962.40	$3.27	0.67%	$1,000.00	$1,021.53	$3.37	0.67%
Class A	$1,000.00	$960.80	$5.07	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Class C	$1,000.00	$956.90	$8.71	1.79%	$1,000.00	$1,015.96	$8.97	1.79%
Class R3	$1,000.00	$959.20	$6.48	1.33%	$1,000.00	$1,018.25	$6.67	1.33%
Class R6	$1,000.00	$962.90	$2.88	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Mid Cap Growth Fund
Investor Class	$1,000.00	$990.80	$4.36	0.88%	$1,000.00	$1,020.49	$4.42	0.88%
Trust Class	$1,000.00	$990.80	$4.65	0.94%	$1,000.00	$1,020.19	$4.72	0.94%
Advisor Class	$1,000.00	$989.40	$5.94	1.20%	$1,000.00	$1,018.90	$6.02	1.20%
Institutional Class	$1,000.00	$991.40	$3.47	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$990.10	$5.24	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Class C	$1,000.00	$986.00	$8.94	1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class R3	$1,000.00	$988.70	$6.48	1.31%	$1,000.00	$1,018.35	$6.57	1.31%
Class R6	$1,000.00	$992.10	$2.97	0.60%	$1,000.00	$1,021.88	$3.02	0.60%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(1) 9/1/19 - 2/29/20	Expense Ratio	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Expenses Paid During the Period(2) 9/1/19 - 2/29/20	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$914.40	$5.19	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Trust Class	$1,000.00	$913.20	$5.99	1.26%	$1,000.00	$1,018.60	$6.32	1.26%
Institutional Class	$1,000.00	$915.20	$4.10	0.86%	$1,000.00	$1,020.59	$4.32	0.86%
Class A	$1,000.00	$913.60	$5.80	1.22%	$1,000.00	$1,018.80	$6.12	1.22%
Class C	$1,000.00	$910.40	$9.36	1.97%	$1,000.00	$1,015.07	$9.87	1.97%
Class R3	$1,000.00	$912.40	$6.99	1.47%	$1,000.00	$1,017.55	$7.37	1.47%
Class R6	$1,000.00	$915.60	$3.62	0.76%	$1,000.00	$1,021.08	$3.82	0.76%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,002.00	$3.73	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$1,000.40	$5.62	1.13%	$1,000.00	$1,019.24	$5.67	1.13%
Class C	$1,000.00	$997.00	$9.28	1.87%	$1,000.00	$1,015.56	$9.37	1.87%
Real Estate Fund
Trust Class	$1,000.00	$964.40	$5.08	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Institutional Class	$1,000.00	$964.90	$4.15	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$963.60	$5.91	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$959.40	$9.55	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$962.30	$7.12	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Class R6	$1,000.00	$965.40	$3.66	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,015.40	$5.91	1.18%	$1,000.00	$1,019.00	$5.92	1.18%
Trust Class	$1,000.00	$1,014.60	$6.46	1.29%	$1,000.00	$1,018.45	$6.47	1.29%
Advisor Class	$1,000.00	$1,013.80	$7.21	1.44%	$1,000.00	$1,017.70	$7.22	1.44%
Institutional Class	$1,000.00	$1,016.60	$4.51	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Class A	$1,000.00	$1,014.90	$6.31	1.26%	$1,000.00	$1,018.60	$6.32	1.26%
Class C	$1,000.00	$1,011.20	$10.05	2.01%	$1,000.00	$1,014.87	$10.07	2.01%
Class R3	$1,000.00	$1,013.80	$7.56	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Class R6	$1,000.00	$1,017.40	$4.01	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,009.50	$4.30	0.86%	$1,000.00	$1,020.59	$4.32	0.86%
Trust Class	$1,000.00	$1,008.80	$5.14	1.03%	$1,000.00	$1,019.74	$5.17	1.03%
Institutional Class	$1,000.00	$1,010.50	$3.40	0.68%	$1,000.00	$1,021.48	$3.42	0.68%
Class A	$1,000.00	$1,008.80	$5.24	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class C	$1,000.00	$1,005.10	$8.92	1.79%	$1,000.00	$1,015.96	$8.97	1.79%
Class R3	$1,000.00	$1,007.50	$6.49	1.30%	$1,000.00	$1,018.40	$6.52	1.30%
Class R6	$1,000.00	$1,011.10	$2.90	0.58%	$1,000.00	$1,021.98	$2.92	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Legend February 29, 2020 (Unaudited)

Neuberger Berman Equity Funds

Counterparties:

SSB = State Street Bank and Trust Company

Schedule of Investments Dividend Growth Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 97.6%
Aerospace & Defense 1.8%
General Dynamics Corp.	5,900	$942,171
Auto Components 1.8%
Aptiv PLC	12,200	952,942
Banks 6.1%
Citigroup, Inc.	18,100	1,148,626
Comerica, Inc.	16,800	884,352
JPMorgan Chase & Co.	10,800	1,253,988
		3,286,966
Beverages 1.6%
Coca-Cola Co.	16,300	871,887
Capital Markets 3.7%
Morgan Stanley	27,100	1,220,313
Virtu Financial, Inc. Class A	39,500	742,995
		1,963,308
Diversified Consumer Services 1.9%
Service Corp. International	21,800	1,041,822
Diversified Financial Services 2.4%
Equitable Holdings, Inc.	59,000	1,262,600
Electronic Equipment, Instruments & Components 3.8%
Amphenol Corp. Class A	11,200	1,026,816
Corning, Inc.	42,000	1,002,120
		2,028,936
Entertainment 1.8%
Walt Disney Co.	8,100	952,965
Equity Real Estate Investment Trusts 4.6%
American Tower Corp.	5,650	1,281,420
Equinix, Inc.	2,080	1,191,424
		2,472,844
Food & Staples Retailing 2.0%
Walmart, Inc.	9,900	1,066,032
Food Products 2.0%
Mondelez International, Inc. Class A	20,750	1,095,600
Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	13,000	1,085,110
	Number of Shares	Value
STERIS PLC	7,200	$1,142,064
		2,227,174
Industrial Conglomerates 2.1%
Honeywell International, Inc.	7,000	1,135,190
Insurance 3.6%
Aon PLC	5,800	1,206,400
Hartford Financial Services Group, Inc.	14,700	734,265
		1,940,665
IT Services 6.4%
Automatic Data Processing, Inc.	7,100	1,098,654
Fidelity National Information Services, Inc.	8,600	1,201,592
InterXion Holding NV*	13,700	1,162,993
		3,463,239
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	14,300	1,102,101
Machinery 3.4%
Caterpillar, Inc.	6,500	807,560
Stanley Black & Decker, Inc.	7,200	1,034,640
		1,842,200
Media 3.3%
Comcast Corp. Class A	26,500	1,071,395
ViacomCBS, Inc. Class B	28,861	710,269
		1,781,664
Metals & Mining 4.6%
First Quantum Minerals Ltd.	150,200	1,110,065
Wheaton Precious Metals Corp.	47,400	1,350,900
		2,460,965
Multi-Utilities 2.5%
Sempra Energy	9,500	1,327,910
Oil, Gas & Consumable Fuels 6.5%
Brigham Minerals, Inc. Class A	53,700	856,515
	Number of Shares	Value
Devon Energy Corp.	46,500	$755,160
EOG Resources, Inc.	12,900	816,054
Suncor Energy, Inc.	39,100	1,079,160
		3,506,889
Pharmaceuticals 8.8%
AstraZeneca PLC ADR	24,200	1,059,960
Bristol-Myers Squibb Co.	23,500	1,387,910
Eli Lilly & Co.	9,500	1,198,235
Novartis AG ADR	12,700	1,066,292
		4,712,397
Semiconductors & Semiconductor Equipment 8.5%
Applied Materials, Inc.	22,000	1,278,640
ASML Holding NV	4,500	1,245,195
Maxim Integrated Products, Inc.	16,600	923,292
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,600	1,109,104
		4,556,231
Software 3.5%
Microsoft Corp.	11,700	1,895,517
Specialty Retail 2.2%
Home Depot, Inc.	5,500	1,198,120
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	4,875	1,332,630
Total Common Stocks (Cost $47,812,778)		52,420,965
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(a) (Cost $1,244,983)	1,244,983	1,244,983
Total Investments 99.9% (Cost $49,057,761)		53,665,948
Other Assets Less Liabilities 0.1%		53,678
Net Assets 100.0%		$53,719,626

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 29, 2020.

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
Canada	$2,430,060	4.5%
Netherlands	2,408,188	4.5%
Switzerland	1,066,292	1.9%
Taiwan	1,109,104	2.1%
United Kingdom	1,059,960	2.0%
United States	43,237,296	80.5%
Zambia	1,110,065	2.1%
Short-Term Investments and Other Assets—Net	1,298,661	2.4%
	$53,719,626	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$52,420,965	$—	$—	$52,420,965
Short-Term Investments	—	1,244,983	—	1,244,983
Total Investments	$52,420,965	$1,244,983	$—	$53,665,948

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 93.8%
Australia 0.9%
Rio Tinto PLC	248,771	$11,712,040
Brazil 6.5%
Atacadao SA	2,547,200	11,785,051
B3 SA - Brasil Bolsa Balcao	1,927,041	20,684,266
BK Brasil Operacao e Assessoria a Restaurantes SA	2,189,298	7,172,167
Energisa SA	1,667,331	20,133,696
Itau Unibanco Holding SA, Preference Shares	1,739,000	12,443,928
Localiza Rent a Car SA	666,295	7,381,259
Pagseguro Digital Ltd., Class A*	293,697	9,213,275
		88,813,642
Canada 0.6%
Parex Resources, Inc.*	609,468	8,336,623
China 29.2%
3SBio, Inc.*(a)	8,009,500	8,512,458
A-Living Services Co. Ltd., H Shares(a)	3,960,250	18,175,833
Alibaba Group Holding Ltd. ADR*	190,052	39,530,816
Baozun, Inc. ADR*	19,107	606,074
China Everbright International Ltd.	7,981,400	5,403,065
China Mobile Ltd.	3,566,000	28,380,409
CNOOC Ltd.	9,916,600	13,795,095
Huatai Securities Co. Ltd., H Shares(a)	9,352,000	16,540,160
	Number of Shares	Value
Industrial & Commercial Bank of China Ltd., H Shares	35,846,400	$24,694,555
Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A	5,065,737	5,825,755
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	494,500	6,988,851
Midea Real Estate Holding Ltd.(a)	1,331,234	3,857,910
Momo, Inc. ADR	384,630	10,815,796
NARI Technology Co. Ltd., Class A	3,859,823	11,074,580
Ping An Insurance Group Co. of China Ltd., H Shares	3,123,000	35,578,436
Prosus NV*(b)	130,064	9,095,362
Sinopharm Group Co. Ltd., H Shares	2,387,616	7,500,867
Sunac China Holdings Ltd.	34,000	190,452
Sunny Optical Technology Group Co. Ltd.	1,448,800	23,539,267
Suofeiya Home Collection Co. Ltd., Class A	4,178,100	11,483,101
Tencent Holdings Ltd.	1,579,600	80,093,148
Trip.com Group Ltd. ADR*	425,308	12,912,351
Weibo Corp. ADR*(b)	216,199	9,110,626
	Number of Shares	Value
Yonghui Superstores Co. Ltd. Class A	6,434,214	$7,992,535
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	2,353,600	8,359,193
		400,056,695
Czech Republic 0.8%
Moneta Money Bank A/S(a)	3,455,955	11,524,638
Hong Kong 2.7%
ASM Pacific Technology Ltd.	1,064,600	12,874,578
China Gas Holdings Ltd.	2,542,000	9,445,444
Hang Lung Properties Ltd.	1,547,000	3,433,917
Link REIT	1,141,274	10,653,784
		36,407,723
Hungary 0.7%
Richter Gedeon Nyrt	491,310	9,968,508
India 8.7%
HDFC Bank Ltd.	1,149,804	18,891,156
Housing Development Finance Corp. Ltd.	455,988	13,900,885
ICICI Bank Ltd.	3,328,647	23,190,497
JM Financial Ltd.	1,658,512	2,474,476
Mahindra & Mahindra Ltd.	858,954	5,480,728
Max Financial Services Ltd.*	369,429	2,974,741
Metropolis Healthcare Ltd.(a)	239,067	6,284,907
National Stock Exchange*(c)(d)(h)	1,063,830	13,693,029

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Power Grid Corp. of India Ltd.	5,099,673	$12,850,321
Reliance Industries Ltd.	703,985	13,055,941
Spandana Sphoorty Financial Ltd.*	377,982	5,930,369
		118,727,050
Indonesia 1.3%
PT Bank Mandiri (Persero) Tbk	20,812,700	10,824,590
PT Map Aktif Adiperkasa*	12,588,200	3,062,054
PT Telekomunikasi Indonesia Persero Tbk	18,204,200	4,438,634
		18,325,278
Korea 13.5%
Com2uS Corp.	109,258	8,897,588
Coway Co. Ltd.	234,540	13,368,717
DB Insurance Co. Ltd.(b)	234,437	8,370,593
LG Chem Ltd.(b)	51,762	15,682,375
Medy-Tox, Inc.	38,554	9,570,928
NAVER Corp.	80,046	11,489,864
Orion Corp.(b)	144,435	11,406,197
Samsung Electronics Co. Ltd.	1,457,940	65,623,845
SK Hynix, Inc.	266,940	19,724,349
SK Telecom Co. Ltd.	60,751	10,636,448
Woori Financial Group, Inc.	1,319,033	10,478,127
		185,249,031
Malaysia 0.5%
Inari Amertron Bhd	19,234,225	6,583,407
	Number of Shares	Value
Mexico 2.4%
Alsea SAB de CV*	2,994,125	$6,089,256
Fomento Economico Mexicano SAB de CV	1,818,144	14,825,591
Grupo Financiero Banorte SAB de CV, O Shares	2,066,177	11,297,159
		32,212,006
Peru 1.1%
Credicorp Ltd.	85,528	15,503,661
Philippines 1.4%
Ayala Corp.	238,980	3,115,417
GT Capital Holdings, Inc.	363,424	5,086,668
Metropolitan Bank & Trust Co.	9,538,088	10,519,087
		18,721,172
Poland 2.1%
Dino Polska SA*(a)	446,374	16,214,585
Powszechny Zaklad Ubezpieczen SA	1,389,827	12,393,388
		28,607,973
Russia 5.9%
Detsky Mir PJSC(a)(c)	4,031,018	6,736,815
LUKOIL PJSC ADR	53,009	4,576,797
LUKOIL PJSC ADR	262,580	22,649,729
Sberbank of Russia PJSC(c)	2,679,451	9,346,959
TCS Group Holding PLC(c)(e)	395,151	8,653,807
X5 Retail Group NV GDR(a)	258,146	8,041,248
Yandex NV Class A*	530,118	21,528,092
		81,533,447
	Number of Shares	Value
South Africa 3.2%
Bid Corp. Ltd.	555,867	$10,058,192
FirstRand Ltd.	2,727,412	9,737,744
JSE Ltd.	662,695	4,248,045
Naspers Ltd., N Shares	130,064	20,336,290
		44,380,271
Taiwan 9.5%
Accton Technology Corp.	2,347,600	12,384,954
Chilisin Electronics Corp.	1,245,000	4,263,527
Elite Material Co. Ltd.	1,644,100	6,426,215
eMemory Technology, Inc.	627,400	6,412,678
LandMark Optoelectronics Corp.	733,000	6,243,694
Makalot Industrial Co. Ltd.	637,300	3,105,659
Parade Technologies Ltd.	646,000	13,924,148
Taiwan Semiconductor Manufacturing Co. Ltd.	6,233,839	64,269,605
Uni- President Enterprises Corp.	5,789,000	13,855,485
		130,885,965
Thailand 1.8%
CP ALL PCL(c)	6,950,400	14,482,294
PTT Exploration & Production PCL(c)	784,400	2,634,968
Thai Beverage PCL	13,023,422	7,345,728
		24,462,990
Turkey 0.8%
Mavi Giyim Sanayi Ve Ticaret A/S Class B*(a)	460,345	3,957,514

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Sok Marketler Ticaret A/S*	2,332,286	$3,181,343
Turkiye Garanti Bankasi A/S*	2,901,790	4,442,297
		11,581,154
United Arab Emirates 0.2%
Network International Holdings PLC*(a)	457,874	3,152,529
Total Common Stocks (Cost $1,186,105,783)		$1,286,745,803
	Number of Shares	Value
Short-Term Investments 7.6%
Investment Companies 7.6%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(f)	87,526,423	$87,526,423
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(f)(g)	16,304,419	$16,304,419
Total Short-Term Investments (Cost $103,830,842)		103,830,842
Total Investments 101.4% (Cost $1,289,936,625)		1,390,576,645
Liabilities Less Other Assets (1.4)%		(19,823,155)
Net Assets 100.0%		$1,370,753,490

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $102,998,597, which represents 7.5% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $14,826,609 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Security fair valued as of February 29, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 29, 2020 amounted to $55,547,872, which represents 4.1% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 29, 2020, these securities amounted to $8,653,807, which represents 0.6% of net assets of the Fund.

(f)  Represents 7-day effective yield as of February 29, 2020.

(g)  Represents investment of cash collateral received from securities lending.

(h)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At February 29, 2020, this security amounted to $13,693,029, which represents 1.0% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/29/2020	Fair Value Percentage of Net Assets as of 2/29/2020
National Stock Exchange	4/13/2018	$15,536,312	1.1%	$13,693,029	1.0%
Total		$15,536,312	1.1%	$13,693,029	1.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Banks	$177,636,216	13.0%
Interactive Media & Services	133,037,526	9.7%
Semiconductors & Semiconductor Equipment	123,449,052	9.0%
Internet & Direct Marketing Retail	82,480,893	6.0%
Food & Staples Retailing	71,755,248	5.2%
Technology Hardware, Storage & Peripherals	65,623,845	4.8%
Oil, Gas & Consumable Fuels	65,049,153	4.8%
Insurance	59,317,158	4.3%
Capital Markets	57,639,976	4.2%
Electronic Equipment, Instruments & Components	40,812,416	3.0%
Wireless Telecommunication Services	39,016,857	2.9%
Electric Utilities	32,984,017	2.4%
Beverages	29,160,170	2.1%
Food Products	25,261,682	1.9%
Household Durables	24,851,818	1.8%
Commercial Services & Supplies	23,578,898	1.7%
Electrical Equipment	19,433,773	1.4%
Biotechnology	18,083,386	1.3%
Chemicals	15,682,375	1.1%
Thrifts & Mortgage Finance	13,900,885	1.0%
Health Care Providers & Services	13,785,774	1.0%
Hotels, Restaurants & Leisure	13,261,423	1.0%
Communications Equipment	12,384,954	0.9%
IT Services	12,365,804	0.9%
Metals & Mining	11,712,040	0.9%
Equity Real Estate Investment Trusts	10,653,784	0.8%
Pharmaceuticals	9,968,508	0.7%
Specialty Retail	9,798,869	0.7%
Diversified Financial Services	9,737,744	0.7%
Gas Utilities	9,445,444	0.7%
Entertainment	8,897,588	0.7%
Industrial Conglomerates	8,202,085	0.6%
Real Estate Management & Development	7,482,279	0.5%
Road & Rail	7,381,259	0.5%
Textiles, Apparel & Luxury Goods	7,063,173	0.5%
Consumer Finance	5,930,369	0.4%
Automobiles	5,480,728	0.4%
Diversified Telecommunication Services	4,438,634	0.3%
Short-Term Investments and Other Liabilities—Net	84,007,687	6.2%
	$1,370,753,490	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Australia	$—	$11,712,040	$—	$11,712,040
China	72,975,663	327,081,032	—	400,056,695
Czech Republic	—	11,524,638	—	11,524,638
Hong Kong	—	36,407,723	—	36,407,723
India	12,850,321	92,183,700	13,693,029	118,727,050
Indonesia	3,062,054	15,263,224	—	18,325,278
Korea	—	185,249,031	—	185,249,031
Malaysia	—	6,583,407	—	6,583,407
Philippines	—	18,721,172	—	18,721,172
Poland	—	28,607,973	—	28,607,973
Russia	34,146,137	47,387,310	—	81,533,447
South Africa	4,248,045	40,132,226	—	44,380,271
Taiwan	—	130,885,965	—	130,885,965
Thailand	—	24,462,990	—	24,462,990
Turkey	—	11,581,154	—	11,581,154
Other Common Stocks(a)	157,986,969	—	—	157,986,969
Total Common Stocks	285,269,189	987,783,585	13,693,029	1,286,745,803
Short-Term Investments	—	103,830,842	—	103,830,842
Total Investments	$285,269,189	$1,091,614,427	$13,693,029	$1,390,576,645

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Investments in Securities: (000's omitted)
Common Stocks
India	$13,839	$—	$—	$(146)	$—	$—	$—	$—	$13,693	$(146)
Total	$13,839	$—	$—	$(146)	$—	$—	$—	$—	$13,693	$(146)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 29, 2020:

Asset class	Fair value at 2/29/2020	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit
Common Stocks	$13,693,029	Market Approach	Adjusted Transaction Price	$12.87	$12.87

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 90.0%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	73,000	$27,000,510
Banks 6.3%
Citigroup, Inc.	432,700	27,459,142
Comerica, Inc.	164,650	8,667,176
JPMorgan Chase & Co.(a)	334,400	38,827,184
PNC Financial Services Group, Inc.	94,000	11,881,600
		86,835,102
Beverages 2.2%
Coca-Cola Co.	568,000	30,382,320
Biotechnology 1.4%
Gilead Sciences, Inc.	270,000	18,727,200
Capital Markets 1.1%
Virtu Financial, Inc. Class A	797,200	14,995,332
Chemicals 1.1%
Nutrien Ltd.	371,000	14,999,530
Construction & Engineering 1.5%
Ferrovial SA	733,000	21,054,604
Distributors 2.0%
Genuine Parts Co.	312,000	27,218,880
Diversified Telecommunication Services 3.7%
TELUS Corp.	115,000	4,171,050
TELUS Corp.	590,000	21,292,308
Verizon Communications, Inc.	472,000	25,563,520
		51,026,878
	Number of Shares	Value
Electric Utilities 4.9%
American Electric Power Co., Inc.	77,000	$6,873,020
Evergy, Inc.	232,000	15,161,200
NextEra Energy, Inc.(a)	178,900	45,218,764
		67,252,984
Electrical Equipment 1.6%
Eaton Corp. PLC	242,000	21,954,240
Energy Equipment & Services 1.2%
Schlumberger Ltd.	619,300	16,776,837
Equity Real Estate Investment Trusts 14.0%
Alexandria Real Estate Equities, Inc.	161,400	24,513,432
Americold Realty Trust	444,400	13,629,748
Camden Property Trust	139,000	14,731,220
Crown Castle International Corp.	172,600	24,731,854
CyrusOne, Inc.	223,000	13,509,340
Equinix, Inc.(a)	27,800	15,923,840
Equity LifeStyle Properties, Inc.	285,900	19,535,547
Outfront Media, Inc.	703,100	18,519,654
Prologis, Inc.	163,500	13,779,780
STORE Capital Corp.	280,000	9,200,800
Terreno Realty Corp.	103,300	5,668,071
Weyerhaeuser Co.	770,000	20,004,600
		193,747,886
Food & Staples Retailing 0.6%
Walmart, Inc.	83,000	8,937,440
	Number of Shares	Value
Food Products 1.0%
Flowers	660,000	$14,209,800
Foods, Inc.
Hotels, Restaurants & Leisure 1.4%
Cracker Barrel Old Country Store, Inc.	132,000	18,919,560
Insurance 2.1%
Hartford Financial Services Group, Inc.	194,000	9,690,300
Lincoln National Corp.	130,000	5,900,700
Progressive Corp.	190,000	13,900,400
		29,491,400
IT Services 2.2%
Paychex, Inc.	399,400	30,945,512
Machinery 1.4%
Caterpillar, Inc.	160,000	19,878,400
Media 0.6%
Interpublic Group of Cos., Inc.	390,700	8,345,352
Metals & Mining 1.4%
Rio Tinto PLC ADR	414,450	19,450,138
Mortgage Real Estate Investment Trusts 1.7%
Blackstone Mortgage Trust, Inc. Class A	648,900	23,399,334
Multi-Utilities 7.3%
Ameren Corp.	205,000	16,195,000
Dominion Energy, Inc.	407,500	31,858,350
DTE Energy Co.	121,100	13,523,237
NiSource, Inc.	516,000	13,942,320
Sempra Energy	133,000	18,590,740
WEC Energy Group, Inc.	76,600	7,072,478
		101,182,125

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Oil, Gas & Consumable Fuels 5.1%
ONEOK, Inc.	314,700	$20,996,784
Pembina Pipeline Corp.	710,000	25,575,340
Suncor Energy, Inc.	883,500	24,384,600
		70,956,724
Personal Products 1.0%
Unilever NV	250,000	13,190,000
Pharmaceuticals 6.5%
AstraZeneca PLC ADR	676,000	29,608,800
Bristol-Myers Squibb Co.	546,000	32,246,760
Johnson & Johnson	207,500	27,904,600
		89,760,160
Real Estate Management & Development 0.5%
Kennedy- Wilson Holdings, Inc.	340,000	6,871,400
Road & Rail 1.4%
Kyushu Railway Co.	372,000	11,255,635
Union Pacific Corp.	52,000	8,310,120
		19,565,755
Semiconductors & Semiconductor Equipment 4.6%
Maxim Integrated Products, Inc.	498,000	27,698,760
QUALCOMM, Inc.	110,600	8,659,980
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	132,000	7,106,880
Texas Instruments, Inc.	177,000	20,202,780
		63,668,400
Software 1.5%
Microsoft Corp.(a)	124,700	20,202,647
	Number of Shares	Value
Specialty Retail 2.6%
Foot Locker, Inc.	358,600	$12,999,250
Home Depot, Inc.	107,100	23,330,664
		36,329,914
Textiles, Apparel & Luxury Goods 1.0%
Cie Financiere Richemont SA	197,000	13,504,567
Trading Companies & Distributors 1.6%
Watsco, Inc.	137,000	21,506,260
Transportation Infrastructure 1.6%
Aena SME SA(b)	81,000	13,046,452
Sydney Airport(h)	1,771,137	9,051,255
		22,097,707
Total Common Stocks (Cost $1,068,066,052)		$1,244,384,898
	Principal Amount
Convertible Bonds 9.9%
Banks 0.1%
Hope Bancorp, Inc., 2.00%, due 5/15/2038	$940,000	872,497
Biotechnology 0.4%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1//2024	4,565,000	4,998,675
Electronic Equipment, Instruments & Components 1.1%
Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	16,000,000	15,830,400
	Principal Amount	Value
Hotels, Restaurants & Leisure 0.1%
Luckin Coffee, Inc., 0.75%, due 1/15/2025(c)	$1,395,000	$1,372,390
Independent Power and Renewable Electricity Producers 1.3%
NextEra Energy Partners L.P., 1.50%, due 9/15/2020(c)	16,450,000	18,084,197
Machinery 0.2%
Fortive Corp., 0.88%, due 2/15/2022	2,300,000	2,265,376
Media 1.7%
Liberty Media Corp. 2.13%, due 3/31/2048(c)	11,700,000	11,875,500
due 12/1/2049(c) 2.75%,	11,230,000	11,252,460
		23,127,960
Metals & Mining 1.0%
Endeavour Mining Corp., 3.00%, due 2/15/2023(c)	13,765,000	14,289,446
Oil, Gas & Consumable Fuels 0.6%
Golar LNG Ltd., 2.75%, due 2/15/2022	8,950,000	7,848,625
Semiconductors & Semiconductor Equipment 0.6%
Rambus, Inc., 1.38%, due 2/1/2023	1,378,000	1,416,718

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Principal Amount	Value
SMART Global Holdings, Inc., 2.25%, due 2/15/2026(c)	$6,540,000	$6,507,300
		7,924,018
Software 2.8%
Guidewire Software, Inc. 1.25%, due 3/15/2025	9,000,000	10,568,952
SailPoint Technologies Holding, Inc. 0.13%, due 9/15/2024(c)	14,465,000	16,223,993
	Principal Amount	Value
Verint Systems, Inc. 1.50%, due 6/1/2021	$8,700,000	$9,283,696
Workiva, Inc. 1.13%, due 8/15/2026(c)	3,630,000	3,338,162
		39,414,803
Total Convertible Bonds (Cost $129,315,883)		136,028,387
	Number of Shares	Value
Short-Term Investments 0.0%(d)
Investment Companies 0.0%(d)
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(e)(f) (Cost $513,468)	513,468	$513,468
Total Investments 99.9% (Cost $1,197,895,403)		1,380,926,753
Other Assets Less Liabilities 0.1%(g)		1,448,073
Net Assets 100.0%		$1,382,374,826

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $13,046,452, which represents 0.9% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 29, 2020, these securities amounted to $82,943,448, which represents 6.0% of net assets of the Fund.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Represents 7-day effective yield as of February 29, 2020.

(f)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $513,468.

(g)  Includes the impact of the Fund's open positions in derivatives at February 29, 2020.

(h)  Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
Australia	$28,501,393	2.1%
Canada	90,422,828	6.5%
Cayman Islands	14,289,446	1.0%
China	1,372,390	0.1%
Hong Kong	7,848,625	0.6%
Japan	11,255,635	0.8%
Spain	34,101,056	2.5%
Switzerland	13,504,567	1.0%
Taiwan	7,106,880	0.5%
United Kingdom	42,798,800	3.1%
United States	1,129,211,665	81.7%
Short-Term Investments and Other Assets–Net	1,961,541	0.1%
	$1,382,374,826	100.0%

Derivative Instruments

Written option contracts ("options written")

At February 29, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
Lockheed Martin Corp.	100	$(3,698,700)	$460	5/15/2020	$(15,000)
Lockheed Martin Corp.	100	(3,698,700)	475	6/19/2020	(9,500)
					(24,500)
Banks
JPMorgan Chase & Co.	150	(1,741,650)	145	6/19/2020	(14,175)
JPMorgan Chase & Co.	150	(1,741,650)	160	9/18/2020	(11,025)
					(25,200)
Beverages
Coca-Cola Co.	250	(1,337,250)	62.5	8/21/2020	(10,250)
Biotechnology
Gilead Sciences, Inc.	200	(1,387,200)	100	8/21/2020	(32,500)
Electric Utilities
Evergy, Inc.	250	(1,633,750)	75	6/19/2020	(39,375)
NextEra Energy, Inc.	3	(75,828)	240	3/20/2020	(5,055)
NextEra Energy, Inc.	150	(3,791,400)	260	6/19/2020	(160,500)
NextEra Energy, Inc.	100	(2,527,600)	290	9/18/2020	(42,500)
					(247,430)
Electrical Equipment
Eaton Corp. PLC	200	(1,814,400)	115	7/17/2020	(17,500)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Equity Real Estate Investment Trusts
Alexandria Real Estate Equities, Inc.	200	$(3,037,600)	$185	7/17/2020	$(10,500)
Crown Castle International Corp.	114	(1,633,506)	170	7/17/2020	(13,110)
Outfront Media, Inc.	300	(790,200)	35	9/18/2020	(6,750)
					(30,360)
IT Services
Paychex, Inc.	250	(1,937,000)	97.5	9/18/2020	(9,375)
Multi-Utilities
Ameren Corp.	250	(1,975,000)	90	9/18/2020	(23,750)
Sempra Energy	250	(3,494,500)	175	7/17/2020	(6,875)
					(30,625)
Pharmaceuticals
Bristol-Myers Squibb Co.	250	(1,476,500)	65	6/19/2020	(44,875)
Bristol-Myers Squibb Co.	250	(1,476,500)	75	9/18/2020	(14,125)
Johnson & Johnson	200	(2,689,600)	160	6/19/2020	(18,800)
					(77,800)
Semiconductors & Semiconductor Equipment
Texas Instruments, Inc.	175	(1,997,450)	160	9/18/2020	(6,563	)(a)(b)
Software
Microsoft Corp.	83	(1,344,683)	160	3/20/2020	(78,850)
Microsoft Corp.	100	(1,620,100)	170	4/17/2020	(64,750)
Microsoft Corp.	100	(1,620,100)	180	6/19/2020	(54,250)
Microsoft Corp.	100	(1,620,100)	195	7/17/2020	(33,250)
					(231,100)
Specialty Retail
Home Depot, Inc.	100	(2,178,400)	265	6/19/2020	(13,850)
Home Depot, Inc.	100	(2,178,400)	280	8/21/2020	(12,450)
					(26,300)
Total calls					$(769,503)
Puts
Aerospace & Defense
Boeing Co.	150	$(4,126,650)	$300	5/15/2020	$(567,750)
Boeing Co.	150	(4,126,650)	290	6/19/2020	(522,000)
Boeing Co.	150	(4,126,650)	280	8/21/2020	(493,125)
Total puts					$(1,582,875)
Total options written (premium received $1,127,663)					$(2,352,378)

(a)  Security fair valued as of February 29, 2020 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the six months ended February 29, 2020, the Fund had an average market value of $(2,066,435) in options written. At February 29, 2020, the Fund had securities pledged in the amount of $40,570,642 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Construction & Engineering	$—	$21,054,604	$—	$21,054,604
Road & Rail	8,310,120	11,255,635	—	19,565,755
Textiles, Apparel & Luxury Goods	—	13,504,567	—	13,504,567
Transportation Infrastructure	9,051,255	13,046,452	—	22,097,707
Other Common Stocks(a)	1,168,162,265	—	—	1,168,162,265
Total Common Stocks	1,185,523,640	58,861,258	—	1,244,384,898
Convertible Bonds(a)	—	136,028,387	—	136,028,387
Short-Term Investments	—	513,468	—	513,468
Total Investments	$1,185,523,640	$195,403,113	$—	$1,380,926,753

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 29, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(2,345,815)	$—	$(6,563)	$(2,352,378)
Total	$(2,345,815)	$—	$(6,563)	$(2,352,378)

(b)  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Other Financial Instruments: (000's omitted)
Options Written(c)
Semiconductors & Semiconductor Equipment	$—	$—	$—	$19	$—	$(26)	$—	$—	$(7)	$19
Total	$—	$—	$—	$19	$—	$(26)	$—	$—	$(7)	$19

(c)  As of the six months ended February 29, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 95.3%
Aerospace & Defense 1.9%
Safran SA	93,000	$12,873,832
Banks 5.0%
First Republic Bank	108,000	10,861,560
ICICI Bank Ltd. ADR	722,400	10,019,688
JPMorgan Chase & Co.	111,000	12,888,210
		33,769,458
Capital Markets 9.1%
Blackstone Group, Inc. Class A	154,000	8,291,360
Brookfield Asset Management Inc. Class A(a)	389,700	23,366,412
Intercontinental Exchange, Inc.	82,200	7,333,884
Morgan Stanley	166,500	7,497,495
S&P Global, Inc.	54,500	14,492,095
		60,981,246
Chemicals 3.0%
Linde PLC	105,200	20,094,252
Commercial Services 0.4%
LegalZoom.com, Inc.*(b)(c)(g)	286,288	2,819,507
Communications Equipment 1.7%
Motorola Solutions, Inc.	69,900	11,581,032
Construction & Engineering 1.5%
Ferrovial SA	355,400	10,208,467
Distributors 2.5%
LKQ Corp.*	565,100	16,715,658
Electric Utilities 2.3%
NextEra Energy, Inc.	60,000	15,165,600
Electronic Equipment, Instruments & Components 1.4%
Keysight Technologies, Inc.*	95,800	9,078,008
Entertainment 1.3%
Activision Blizzard, Inc.	150,000	8,719,500
	Number of Shares	Value
Equity Real Estate Investment Trusts 1.5%
Prologis, Inc.	118,000	$9,945,040
Food Products 3.1%
Mondelez International, Inc. Class A	269,700	14,240,160
Simply Good Foods Co.*	314,594	6,939,944
		21,180,104
Health Care Providers & Services 1.5%
Cigna Corp.	55,800	10,208,052
Hotels, Restaurants & Leisure 0.5%
Hilton Worldwide Holdings, Inc.	35,900	3,489,480
Insurance 2.4%
AIA Group Ltd.	1,637,800	16,414,757
Interactive Media & Services 1.7%
Alphabet, Inc. Class A*	8,700	11,651,475
Internet & Direct Marketing Retail 5.3%
Amazon.com, Inc.*	11,900	22,416,625
Booking Holdings, Inc.*	7,800	13,226,148
		35,642,773
IT Services 10.4%
Fidelity National Information Services, Inc.	147,663	20,631,474
Visa, Inc. Class A	117,900	21,429,504
WEX, Inc.*	68,600	12,844,664
Worldline SA*(d)	198,000	15,273,992
		70,179,634
Professional Services 3.6%
IHS Markit Ltd.	201,800	14,376,232
TransUnion	112,700	10,021,284
		24,397,516
Road & Rail 4.5%
Canadian National Railway Co.	118,100	10,011,994
Canadian Pacific Railway Ltd.	41,800	10,398,586
Union Pacific Corp.	62,500	9,988,125
		30,398,705
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 6.0%
Analog Devices, Inc.	101,500	$11,068,575
ASML Holding NV	81,300	22,496,523
Texas Instruments, Inc.	56,200	6,414,668
		39,979,766
Software 12.1%
ANSYS, Inc.*	62,800	15,209,532
Constellation Software, Inc.	11,100	11,308,231
Fair Isaac Corp.*	44,600	16,770,938
Microsoft Corp.	148,000	23,977,480
ServiceNow, Inc.*	43,600	14,217,524
		81,483,705
Specialty Retail 3.0%
Home Depot, Inc.	92,800	20,215,552
Textiles, Apparel & Luxury Goods 5.6%
LVMH Moet Hennessy Louis Vuitton SE	8,300	3,463,843
NIKE, Inc. Class B	264,900	23,676,762
Puma SE	135,000	10,466,860
		37,607,465
Trading Companies & Distributors 1.5%
IMCD NV	122,000	9,983,820
Wireless Telecommunication Services 2.5%
T-Mobile US, Inc.*	186,300	16,796,808
Total Common Stocks (Cost $576,519,021)		641,581,212
Preferred Stocks 0.7%
Food Products 0.7%
Sweetgreen, Inc. Ser. D*(b)(c)(g)	250,000	4,275,000
Sweetgreen, Inc. Ser. I*(b)(c)(g)	27,151	464,282
Total Preferred Stocks (Cost $3,464,282)		4,739,282

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

	Number of Units	Value
Preferred Units 0.6%
Software 0.6%
Disco Topco Holdings (Cayman) L.P.*(b)(c)(g) (Cost $3,333,333)	1,114,607	$3,688,012
	Number of Shares
Short-Term Investments 8.5%
Investment Companies 8.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(e)	32,871,807	32,871,807
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(e)(f)	24,256,397	$24,256,397
Total Short-Term Investments (Cost $57,128,204)		57,128,204
Total Investments 105.1% (Cost $640,444,840)		707,136,710
Liabilities Less Other Assets (5.1)%		(34,511,201)
Net Assets 100.0%		$672,625,509

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $23,364,074 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Security fair valued as of February 29, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 29, 2020 amounted to $11,246,801, which represents 1.7% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of such security at February 29, 2020 amounted to $15,273,992, which represents 2.3% of net assets of the Fund.

(e)  Represents 7-day effective yield as of February 29, 2020.

(f)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

(g)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 29, 2020, these securities amounted to $11,246,801, which represents 1.7% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/29/2020	Fair Value Percentage of Net Assets as of 2/29/2020
Disco Topco Holdings (Cayman) 11/13/2019 - L.P. (Preferred Units)	2/18/2020	$3,333,333	0.5%	$3,688,012	0.6%
LegalZoom.com, Inc.	8/22/2018	2,819,507	0.4%	2,819,507	0.4%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	3,000,000	0.4%	4,275,000	0.6%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	464,282	0.1%	464,282	0.1%
Total		$9,617,122	1.4%	$11,246,801	1.7%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
Canada	$55,085,223	8.2%
France	31,611,667	4.7%
Germany	10,466,860	1.6%
Hong Kong	16,414,757	2.4%
India	10,019,688	1.5%
Netherlands	32,480,343	4.8%
Spain	10,208,467	1.5%
United Kingdom	20,094,252	3.0%
United States	463,627,249	68.9%
Short-Term Investments and Other Liabilities—Net	22,617,003	3.4%
	$672,625,509	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$2,819,507	$2,819,507
IT Services	54,905,642	15,273,992	—	70,179,634
Textiles, Apparel & Luxury Goods	23,676,762	13,930,703	—	37,607,465
Other Common Stocks(a)	481,493,730	49,480,876	—	530,974,606
Total Common Stocks	560,076,134	78,685,571	2,819,507	641,581,212
Preferred Stocks(a)	—	—	4,739,282	4,739,282
Preferred Units(a)	—	—	3,688,012	3,688,012
Short-Term Investments	—	57,128,204	—	57,128,204
Total Investments	$560,076,134	$135,813,775	$11,246,801	$707,136,710

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$2,820	$—	$—	$—	$—	$—	$—	$—	$2,820	$—
Preferred Stocks
Food Products	3,000	—	—	1,275	464	—	—	—	4,739	1,275
Preferred Units
Software	—	—	—	355	3,333	—	—		3,688	355
Total	$5,820	$—	$—	$1,630	$3,797	$—	$—	$—	$11,247	$1,630

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 29, 2020:

Asset class	Fair value at 2/29/2020	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$2,819,507	Market Approach	Adjusted Transaction Price	$9.85	$9.85	Increase
Preferred	4,275,000	Market	Transaction Price	12.00 - 17.10	17.10	Increase
Stocks		Approach
Preferred	464,282	Market	Transaction Price	17.10	17.10	Increase
Stocks		Approach
Preferred	3,688,012	Market	Transaction Price	2.90 - 3.31	3.31	Increase
Units		Approach

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 99.3%
Aerospace & Defense 0.1%
Astronics Corp.*	535,022	$10,844,896
Air Freight & Logistics 0.5%
Forward Air Corp.	808,939	47,735,490
Airlines 0.6%
Allegiant Travel Co.	410,809	55,681,052
Auto Components 2.4%
Fox Factory Holding Corp.*(a)	2,170,811	137,629,417
LCI Industries	977,531	94,380,618
		232,010,035
Banks 10.2%
Bank of Hawaii Corp.	1,628,667	121,205,398
Bank OZK	2,478,073	62,918,274
BOK Financial Corp.	927,103	67,122,257
Columbia Banking System, Inc.	2,227,784	73,962,429
Community Bank System, Inc.	1,676,602	101,954,168
Cullen/Frost Bankers, Inc.	1,178,518	92,384,026
CVB Financial Corp.	4,738,082	87,844,040
First Financial Bankshares, Inc.	3,841,970	110,418,218
First Hawaiian, Inc.	4,407,539	105,560,559
Glacier Bancorp, Inc.	1,690,659	63,044,674
Lakeland Financial Corp.	697,629	28,512,097
Prosperity Bancshares, Inc.	1,005,063	64,927,070
		979,853,210
Biotechnology 1.4%
Abcam PLC	2,413,681	35,774,742
	Number of Shares	Value
Emergent BioSolutions, Inc.*	1,699,540	$99,729,007
		135,503,749
Building Products 1.2%
AAON, Inc.	2,123,534	116,815,605
Capital Markets 3.7%
Artisan Partners Asset Management, Inc. Class A	1,092,342	31,219,134
FactSet Research Systems, Inc.	231,870	61,675,101
Hamilton Lane, Inc. Class A	665,145	41,332,110
Houlihan Lokey, Inc.	1,075,648	55,094,691
MarketAxess Holdings, Inc.	517,278	167,768,774
		357,089,810
Chemicals 2.1%
Chase Corp.(a)	516,840	45,890,224
Ingevity Corp.*	616,605	27,771,889
NewMarket Corp.	111,554	43,348,769
Quaker Chemical Corp.	553,119	87,154,961
		204,165,843
Commercial Services & Supplies 4.1%
IAA, Inc.*	1,200,735	51,295,399
MSA Safety, Inc.	1,012,468	123,186,982
Rollins, Inc.	3,173,666	118,822,055
Tetra Tech, Inc.	579,545	46,867,804
UniFirst Corp.	292,214	54,296,283
		394,468,523
Communications Equipment 1.2%
NetScout Systems, Inc.*(a)	4,368,856	112,279,599
Construction & Engineering 0.7%
Valmont Industries, Inc.	601,886	69,951,191
	Number of Shares	Value
Construction Materials 0.8%
Eagle Materials, Inc.	958,839	$75,681,162
Containers & Packaging 1.2%
AptarGroup, Inc.	1,087,489	109,912,513
Distributors 2.8%
Pool Corp.	1,280,559	270,146,727
Diversified Consumer Services 1.5%
Bright Horizons Family Solutions, Inc.*	934,445	146,848,032
Electronic Equipment, Instruments & Components 5.9%
Cognex Corp.	1,950,345	86,868,366
Littelfuse, Inc.	745,512	119,043,356
Novanta, Inc.*	1,370,557	122,267,390
Rogers Corp.*(a)	1,186,086	137,585,976
Zebra Technologies Corp. Class A*	449,882	94,911,606
		560,676,694
Energy Equipment & Services 1.0%
Apergy Corp.*	1,354,055	25,185,423
Cactus, Inc. Class A	1,329,349	36,304,521
Pason Systems, Inc.	3,586,681	32,376,252
		93,866,196
Food & Staples Retailing 0.4%
Grocery Outlet Holding Corp.*	1,158,698	36,672,792
Food Products 1.4%
J & J Snack Foods Corp.	358,980	57,731,164
Lancaster Colony Corp.	541,945	78,283,955
		136,015,119
Health Care Equipment & Supplies 8.1%
Atrion Corp.(a)	113,185	69,757,047

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Cantel	1,263,594	$79,732,782
Medical Corp.
Haemonetics Corp.*	1,749,479	189,521,060
Heska Corp.*	363,457	34,699,240
IDEXX Laboratories, Inc.*	517,743	131,770,771
Neogen Corp.*	736,699	44,754,464
West Pharmaceutical Services, Inc.	1,501,184	226,018,263
		776,253,627
Health Care Providers & Services 2.9%
Chemed Corp.	459,670	191,967,385
National Research Corp.	735,984	40,471,760
U.S. Physical Therapy, Inc.	434,786	45,313,397
		277,752,542
Health Care Technology 0.3%
Simulations Plus, Inc.	796,070	25,920,039
Hotels, Restaurants & Leisure 0.9%
Texas Roadhouse, Inc.	1,503,524	84,528,119
Household Products 2.4%
Church & Dwight Co., Inc.	1,641,820	114,139,326
WD-40 Co.	653,357	112,697,549
		226,836,875
Industrial Conglomerates 0.2%
Raven Industries, Inc.	631,953	18,143,371
Insurance 1.8%
AMERISAFE, Inc.(a)	1,097,165	71,502,243
RLI Corp.	1,201,896	96,608,401
		168,110,644
IT Services 1.6%
Computer Services, Inc.	403,570	20,985,640
	Number of Shares	Value
Jack Henry & Associates, Inc.	836,594	$126,944,774
		147,930,414
Life Sciences Tools & Services 2.7%
Bio-Techne Corp.	941,253	177,793,279
ICON PLC*	495,707	77,360,035
		255,153,314
Machinery 6.6%
Graco, Inc.	1,538,247	75,866,342
Kadant, Inc.	325,509	29,562,727
Lindsay Corp.	496,225	49,141,162
Middleby Corp.*	675,439	75,520,835
Nordson Corp.	609,888	88,616,726
RBC Bearings, Inc.*	1,007,187	172,420,343
Toro Co.	1,942,217	138,732,560
		629,860,695
Media 3.6%
Cable One, Inc.	81,177	127,693,045
Gray Television, Inc.*	2,276,124	43,064,266
Nexstar Media Group, Inc. Class A	1,469,623	168,977,252
TechTarget, Inc.*	386,875	8,948,419
		348,682,982
Multiline Retail 0.3%
Ollie's Bargain Outlet Holdings, Inc.*	641,305	32,623,185
Oil, Gas & Consumable Fuels 0.8%
Matador Resources Co.*	3,221,350	31,053,814
WPX Energy, Inc.*	4,734,766	44,175,367
		75,229,181
Paper & Forest Products 0.1%
Stella-Jones, Inc.	308,658	7,716,450
	Number of Shares	Value
Professional Services 1.9%
Exponent, Inc.	2,481,332	$182,750,102
Real Estate Management & Development 1.1%
FirstService Corp.	1,067,979	105,569,724
Semiconductors & Semiconductor Equipment 4.6%
Cabot Microelectronics Corp.	1,140,642	158,868,618
Lattice Semiconductor Corp.*	1,882,200	33,785,490
MKS Instruments, Inc.	856,686	85,831,370
Power Integrations, Inc.(a)	1,814,647	157,965,021
		436,450,499
Software 11.2%
Altair Engineering, Inc. Class A*	1,469,542	51,140,062
Aspen Technology, Inc.*	1,975,146	210,372,801
Fair Isaac Corp.*	658,638	247,667,647
Manhattan Associates, Inc.*	2,660,679	179,223,337
Model N, Inc.*	1,284,416	37,248,064
Qualys, Inc.*	1,735,119	139,121,841
Tyler Technologies, Inc.*	673,455	211,027,124
		1,075,800,876
Specialty Retail 3.0%
Asbury Automotive Group, Inc.*	764,183	67,737,181
Floor & Decor Holdings, Inc. Class A*	1,282,991	65,496,690
Lithia Motors, Inc. Class A	489,742	58,357,657
Monro, Inc.	884,199	49,621,248
Tractor Supply Co.	527,019	46,646,452
		287,859,228

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Trading Companies & Distributors 2.0%
Applied Industrial Technologies, Inc.	470,997	$27,784,113
Richelieu Hardware Ltd.(b)	1,536,872	31,453,063
SiteOne Landscape Supply, Inc.*	600,670	59,616,498
Watsco, Inc.	434,587	68,221,467
		187,075,141
Total Common Stocks (Cost $5,433,329,968)		9,496,465,246
Short-Term Investments 0.6%
Investment Companies 0.6%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(c)	5,607,746	5,607,746
	Number of Shares	Value
State Street Institutional Treasury Plus Money Market Fund Premier Class, 1.52%(c)	55,604,776	$55,604,776
Total Short-Term Investments (Cost $61,212,522)		61,212,522
Total Investments 99.9% (Cost $5,494,542,490)		9,557,677,768
Other Assets Less Liabilities 0.1%		11,171,605
Net Assets 100.0%		$9,568,849,373

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of February 29, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 29, 2020 amounted to $31,453,063, which represents 0.3% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$155,622,078	$31,453,063	$—	$187,075,141
Other Common Stocks(a)	9,309,390,105	—	—	9,309,390,105
Total Common Stocks	9,465,012,183	31,453,063	—	9,496,465,246
Short-Term Investments	—	61,212,522	—	61,212,522
Total Investments	$9,465,012,183	$92,665,585	$—	$9,557,677,768

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 99.6%
Australia 5.2%
Dexus	7,460	$59,428
Goodman Group	16,700	163,965
		223,393
Belgium 2.1%
Shurgard Self Storage SA	2,694	90,665
Canada 4.3%
Allied Properties Real Estate Investment Trust	1,057	42,894
Brookfield Asset Management, Inc. Class A	785	46,945
Canadian Apartment Properties REIT	1,096	45,833
Summit Industrial Income REIT	4,940	46,741
		182,413
France 2.0%
ICADE	849	84,587
Germany 1.9%
ADLER Real Estate AG*	3,209	40,386
LEG Immobilien AG	359	43,110
		83,496
Hong Kong 5.0%
CK Asset Holdings Ltd.	15,393	98,253
Sun Hung Kai Properties Ltd.	7,954	114,962
		213,215
Japan 12.1%
Comforia Residential REIT, Inc.	20	61,145
Japan Real Estate Investment Corp.	10	68,381
Mitsubishi Estate Co. Ltd.	2,430	41,472
Mitsui Fudosan Co. Ltd.	7,161	164,350
Nippon Accommodations Fund, Inc.	17	104,058
	Number of Shares	Value
Sumitomo Realty & Development Co. Ltd.	2,475	$77,129
		516,535
Singapore 1.5%
CapitaLand Ltd.	25,525	65,392
Spain 1.2%
Merlin Properties Socimi SA	4,096	52,864
Sweden 1.5%
Hufvudstaden AB, A Shares	3,524	63,479
United Kingdom 9.6%
Safestore Holdings PLC	9,531	95,864
Segro PLC	16,610	176,091
UNITE Group PLC	9,656	140,472
		412,427
United States 53.2%
American Homes 4 Rent Class A	3,510	90,874
American Tower Corp.	938	212,739
Apartment Investment & Management Co. Class A	1,135	54,298
Boston Properties, Inc.	271	34,943
Camden Property Trust	554	58,713
Crown Castle International Corp.	890	127,528
CyrusOne, Inc.	875	53,008
Digital Realty Trust, Inc.	283	33,991
Douglas Emmett, Inc.	1,522	58,110
Duke Realty Corp.	1,867	60,622
Equinix, Inc.	251	143,773
Equity LifeStyle Properties, Inc.	1,980	135,293
Equity Residential	1,433	107,618
Essex Property Trust, Inc.	280	79,341
Extra Space Storage, Inc.	452	45,363
	Number of Shares	Value
Healthcare Trust of America, Inc. Class A	1,494	$46,523
Healthpeak Properties, Inc.	2,069	65,463
Highwoods Properties, Inc.	673	30,204
Hyatt Hotels Corp. Class A	457	35,006
Macerich Co.	681	13,906
National Retail Properties, Inc.	1,656	84,208
Omega Healthcare Investors, Inc.	564	22,334
Prologis, Inc.	1,429	120,436
Public Storage	425	88,876
Regency Centers Corp.	981	56,349
SBA Communications Corp.	393	104,180
Simon Property Group, Inc.	379	46,647
SL Green Realty Corp.	685	53,731
Spirit Realty Capital, Inc.	1,205	54,828
Welltower, Inc.	1,200	89,784
Weyerhaeuser Co.	2,797	72,666
		2,281,355
Total Common Stocks (Cost $3,925,892)		4,269,821
Short-Term Investments 0.9%
Investment Companies 0.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(a) (Cost $38,030)	38,030	38,030
Total Investments 100.5% (Cost $3,963,922)		4,307,851
Liabilities Less Other Assets (0.5)%		(22,309)
Net Assets 100.0%		$4,285,542

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 29, 2020.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$1,212,243	28.3%
Industrial & Office REITs	857,254	20.0%
Real Estate Holding & Development	755,478	17.6%
Residential REITs	737,173	17.2%
Diversified REITs	276,257	6.4%
Retail REITs	255,938	6.0%
Hotel & Lodging REITs	175,478	4.1%
Short-Term Investments and Other Liabilities—Net	15,721	0.4%
	$4,285,542	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$223,393	$—	$223,393
Belgium	—	90,665	—	90,665
Germany	—	83,496	—	83,496
Hong Kong	—	213,215	—	213,215
Japan	—	516,535	—	516,535
Singapore	—	65,392	—	65,392
Spain	—	52,864	—	52,864
Sweden	—	63,479	—	63,479
United Kingdom	—	412,427	—	412,427
Other Common Stocks(a)	2,548,355	—	—	2,548,355
Total Common Stocks	2,548,355	1,721,466	—	4,269,821
Short-Term Investments	—	38,030	—	38,030
Total Investments	$2,548,355	$1,759,496	$—	$4,307,851

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 97.6%
Air Freight & Logistics 4.5%
ZTO Express Cayman, Inc. ADR	106,000	$2,486,760
Auto Components 0.8%
Minth Group Ltd.	124,000	442,038
Automobiles 4.7%
Brilliance China Automotive Holdings Ltd.	886,000	766,894
Guangzhou Automobile Group Co. Ltd., H Shares	1,602,000	1,817,691
		2,584,585
Banks 6.1%
China Construction Bank Corp., H Shares	2,847,000	2,340,892
China Merchants Bank Co. Ltd., H Shares	214,000	1,029,532
		3,370,424
Beverages 5.7%
China Resources Beer Holdings Co. Ltd.	260,000	1,226,974
Kweichow Moutai Co. Ltd. Class A	12,500	1,907,849
		3,134,823
Commercial Services & Supplies 2.6%
China Everbright International Ltd.	2,135,370	1,445,554
Construction Materials 6.0%
Anhui Conch Cement Co. Ltd. Class A	338,000	2,692,774
China National Building Material Co. Ltd., H Shares	494,000	587,132
		3,279,906
Diversified Consumer Services 2.5%
New Oriental Education & Technology Group, Inc. ADR*	10,521	1,345,531
Electronic Equipment, Instruments & Components 0.9%
Zhejiang Dahua Technology Co. Ltd. Class A	175,000	496,057
	Number of Shares	Value
Entertainment 0.5%
Bilibili, Inc. ADR*	10,554	$271,027
Food Products 6.2%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	284,682	1,194,315
Tingyi Cayman Islands Holding Corp.	302,000	554,506
Wens Foodstuffs Group Co. Ltd. Class A	355,477	1,674,412
		3,423,233
Household Durables 6.3%
Gree Electric Appliances, Inc. of Zhuhai Class A	142,495	1,230,348
Haier Smart Home Co. Ltd. Class A	890,051	2,199,638
		3,429,986
Insurance 10.9%
China Life Insurance Co. Ltd., H Shares	285,000	688,677
China Pacific Insurance Group Co. Ltd., H Shares	533,600	1,790,037
China Taiping Insurance Holdings Co. Ltd.	711,800	1,488,642
Ping An Insurance Group Co. of China Ltd., H Shares	178,000	2,027,846
		5,995,202
Interactive Media & Services 9.9%
Tencent Holdings Ltd.	107,000	5,425,403
Internet & Direct Marketing Retail 10.2%
Alibaba Group Holding Ltd. ADR*	24,800	5,158,400
Meituan Dianping Class B*(a)	34,800	448,989
		5,607,389
Machinery 2.1%
Weichai Power Co. Ltd., H Shares	569,000	1,141,620
Oil, Gas & Consumable Fuels 2.7%
China Petroleum & Chemical Corp., H Shares	2,848,000	1,474,002
	Number of Shares	Value
Pharmaceuticals 5.2%
China Medical System Holdings Ltd.	347,000	$438,786
CSPC Pharmaceutical Group Ltd.	1,024,000	2,387,001
		2,825,787
Real Estate Management & Development 7.7%
China Resources Land Ltd.	498,000	2,364,702
CIFI Holdings Group Co. Ltd.	556,000	437,133
Longfor Group Holdings Ltd.(a)	298,500	1,411,817
		4,213,652
Textiles, Apparel & Luxury Goods 2.1%
Shenzhou International Group Holdings Ltd.	89,200	1,128,895
Total Common Stocks (Cost $52,034,194)		53,521,874
Short-Term Investments 1.6%
Investment Companies 1.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(b) (Cost $864,501)	864,501	864,501
Total Investments 99.2% (Cost $52,898,695)		54,386,375
Other Assets Less Liabilities 0.8%		417,415
Net Assets 100.0%		$54,803,790

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $1,860,806, which represents 3.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Auto Components	$—	$442,038	$—	$442,038
Automobiles	—	2,584,585	—	2,584,585
Banks	—	3,370,424	—	3,370,424
Beverages	—	3,134,823	—	3,134,823
Commercial Services & Supplies	—	1,445,554	—	1,445,554
Construction Materials	—	3,279,906	—	3,279,906
Electronic Equipment, Instruments & Components	—	496,057	—	496,057
Food Products	—	3,423,233	—	3,423,233
Household Durables	—	3,429,986	—	3,429,986
Insurance	—	5,995,202	—	5,995,202
Interactive Media & Services	—	5,425,403	—	5,425,403
Internet & Direct Marketing Retail	5,158,400	448,989	—	5,607,389
Machinery	—	1,141,620	—	1,141,620
Oil, Gas & Consumable Fuels	—	1,474,002	—	1,474,002
Pharmaceuticals	—	2,825,787	—	2,825,787
Real Estate Management & Development	—	4,213,652	—	4,213,652
Textiles, Apparel & Luxury Goods	—	1,128,895	—	1,128,895
Other Common Stocks(a)	4,103,318	—	—	4,103,318
Total Common Stocks	9,261,718	44,260,156	—	53,521,874
Short-Term Investments	—	864,501	—	864,501
Total Investments	$9,261,718	$45,124,657	$—	$54,386,375

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 94.5%
Aerospace & Defense 1.9%
Boeing Co.	43,831	$12,058,346
L3Harris Technologies, Inc.	61,365	12,133,702
		24,192,048
Airlines 1.2%
Delta Air Lines, Inc.(a)	342,000	15,776,460
Biotechnology 1.3%
Gilead Sciences, Inc.	215,105	14,919,683
Moderna, Inc.*	50,539	1,310,476
		16,230,159
Capital Markets 10.2%
BlackRock, Inc.	47,585	22,032,331
Blackstone Group, Inc. Class A	528,920	28,477,053
Brookfield Asset Management, Inc. Class A	589,980	35,375,201
CME Group, Inc.	79,270	15,760,461
S&P Global, Inc.	39,800	10,583,218
Tradeweb Markets, Inc. Class A	418,590	20,184,410
		132,412,674
Chemicals 2.3%
Ashland Global Holdings, Inc.	420,700	30,096,878
Commercial Services 1.6%
LegalZoom.com, Inc.*(b)(c)(j)	2,176,736	21,437,585
Communications Equipment 1.1%
Motorola Solutions, Inc.	90,000	14,911,200
Electric Utilities 1.6%
NextEra Energy, Inc.	84,590	21,380,968
Electronic Equipment, Instruments & Components 2.6%
CDW Corp.	235,000	26,841,700
TE Connectivity Ltd.	86,500	7,168,255
		34,009,955
Entertainment 3.5%
Activision Blizzard, Inc.	480,000	27,902,400
Spotify Technology SA*	131,000	17,962,720
		45,865,120
	Number of Shares	Value
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	64,655	$18,177,107
Walmart, Inc.	110,000	11,844,800
		30,021,907
Health Care Equipment & Supplies 4.2%
Baxter International, Inc.(a)	95,625	7,981,819
Becton, Dickinson & Co.	83,010	19,741,438
Intuitive Surgical, Inc.*	11,950	6,380,822
Medtronic PLC	204,000	20,536,680
		54,640,759
Health Care Providers & Services 3.2%
CVS Health Corp.	111,105	6,575,194
Humana, Inc.	51,995	16,621,761
UnitedHealth Group, Inc.	72,200	18,408,112
		41,605,067
Holding Companies—Diversified 0.2%
Act II Global Acquisition Corp.*(d)	288,800	2,945,760
Hotels, Restaurants & Leisure 2.3%
McDonald's Corp.	156,880	30,461,390
Interactive Media & Services 7.7%
Alphabet, Inc. Class A*(a)	50,970	68,261,572
Facebook, Inc. Class A*	169,415	32,607,305
		100,868,877
Internet & Direct Marketing Retail 8.0%
Alibaba Group Holding Ltd. ADR*	34,840	7,246,720
Amazon.com, Inc.*	27,005	50,870,669
Chewy, Inc. Class A*	695,000	20,572,000
Expedia Group, Inc.	256,200	25,266,444
		103,955,833
IT Services 4.5%
Druva Technologies Pte. Ltd. Ser.4 Preference Shares*(b)(c)(j)	287,787	1,500,003
PayPal Holdings, Inc.*	47,150	5,091,729
Repay Holdings Corp.*	1,065,327	18,675,182
	Number of Shares	Value
Visa, Inc. Class A(a)	185,795	$33,770,099
		59,037,013
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	35,920	10,445,536
Multi-Utilities 1.7%
Brookfield Infrastructure Partners LP	450,000	22,743,000
Oil, Gas & Consumable Fuels 1.7%
Enbridge, Inc.	538,625	20,160,734
Venture Global LNG, Inc. Ser. C *(b)(c)(j)	329	2,303,000
		22,463,734
Pharmaceuticals 1.6%
Johnson & Johnson	152,000	20,440,960
Professional Services 4.7%
Equifax, Inc.	192,165	27,295,117
IHS Markit Ltd.	475,400	33,867,496
		61,162,613
Road & Rail 0.9%
Union Pacific Corp.	72,350	11,562,253
Software 12.7%
Adobe, Inc.*	20,275	6,997,308
Intuit, Inc.	22,510	5,984,283
Microsoft Corp.(a)	430,275	69,708,853
salesforce.com, Inc.*	186,000	31,694,400
ServiceNow, Inc.*	80,000	26,087,200
Workday, Inc. Class A*	114,745	19,879,571
Zendesk, Inc.*	69,170	5,485,873
		165,837,488
Specialty Retail 3.0%
Home Depot, Inc.	95,000	20,694,800
Lowe's Cos., Inc.	168,000	17,903,760
		38,598,560
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	168,000	45,924,480
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. Class B	280,000	25,026,400
Trading Companies & Distributors 2.3%
HD Supply Holdings, Inc.*	536,000	20,378,720
Univar Solutions, Inc.*	526,000	8,936,740
		29,315,460
Total Common Stocks (Cost $914,898,061)		1,233,370,137

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Preferred Stocks 0.9%
Food Products 0.9%
Sweetgreen, Inc. Ser. D*(b)(c)(j)	626,667	$10,716,006
Sweetgreen, Inc. Ser. I*(b)(c)(j)	59,031	1,009,430
Total Preferred Stocks (Cost $8,529,434)		11,725,436
	Number of Units
Preferred Units 1.0%
Software 1.0%
Disco Topco Holdings (Cayman) L.P.*(b)(c)(j) (Cost $11,550,014)	3,985,938	13,188,671
	Number of Shares	Value
Warrants 0.2%
Holding Companies—Diversified 0.0%(e)
Act II Global Acquisition Corp. Expires 4/30/2024*	144,400	$173,280
IT Services 0.2%
Repay Pipe Expires 1/1/2025*	1,510,680	2,417,088
Total Warrants (Cost $207,647)		2,590,368
	Number of Shares	Value
Short-Term Investments 3.2%
Investment Companies 3.2%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(f)(g)	41,731,309	$41,731,309
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(f)(h)	3,150	3,150
Total Short-Term Investments (Cost $41,734,459)		41,734,459
Total Investments 99.8% (Cost $976,919,615)		1,302,609,071
Other Assets Less Liabilities 0.2%(i)		2,190,112
Net Assets 100.0%		$1,304,799,183

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Security fair valued as of February 29, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 29, 2020 amounted to $50,154,694, which represents 3.8% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $3,060 for the Fund (see Note A of the Notes to Financial Statements).

(e)  Represents less than 0.05% of net assets of the Fund.

(f)  Represents 7-day effective yield as of February 29, 2020.

(g)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $41,731,309.

(h)  Represents investment of cash collateral received from securities lending.

(i)  Includes the impact of the Fund's open positions in derivatives at February 29, 2020.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

(j)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 29, 2020, these securities amounted to $50,154,695, which represents 3.8% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/29/2020	Fair Value Percentage of Net Assets as of 2/29/2020
Disco Topco Holdings (Cayman) L.P. (Preferred Units)	11/13/2019	$11,550,014	0.9%	$13,188,671	1.0%
Druva Technologies Pte. Ltd.	6/14/2019	1,500,003	0.1%	1,500,003	0.1%
LegalZoom.com, Inc.	8/22/2018	21,437,585	1.7%	21,437,585	1.6%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	7,520,004	0.6%	10,716,006	0.8%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	1,009,430	0.1%	1,009,430	0.1%
Venture Global LNG, Inc.	11/21/2018	2,303,000	0.2%	2,303,000	0.2%
Total		$45,320,036	3.6%	$50,154,695	3.8%

Derivative Instruments

Purchased option contracts ("options purchased")

At February 29, 2020, the Fund had no outstanding options purchased.

Written option contracts ("options written")

At February 29, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Professional Services
IHS Markit Ltd.	500	$(3,562,000)	$80	4/17/2020	$(32,500)
Trading Companies & Distributors
HD Supply Holdings, Inc.	2,095	(7,965,190)	42.5	3/20/2020	(68,088)
Total options written (premium received $368,304)					$(100,588)

For the six months ended February 29, 2020, the Fund had an average market value of $1,525,909 in options purchased and $(1,101,884) in options written. At February 29, 2020, the Fund had securities pledged in the amount of $27,103,272 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$21,437,585	$21,437,585
IT Services	57,537,010	—	1,500,003	59,037,013
Oil, Gas & Consumable Fuels	20,160,734	—	2,303,000	22,463,734
Other Common Stocks(a)	1,130,431,805	—	—	1,130,431,805
Total Common Stocks	1,208,129,549	—	25,240,588	1,233,370,137
Preferred Stocks(a)	—	—	11,725,436	11,725,436
Preferred Units(a)	—	—	13,188,671	13,188,671
Warrants(a)	2,590,368	—	—	2,590,368
Short-Term Investments	—	41,734,459	—	41,734,459
Total Investments	$1,210,719,917	$41,734,459	$50,154,695	$1,302,609,071

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Investments in Securities: (000's omitted)
Common Stocks(c)
Commercial Services	$21,438	$—	$—	$—	$—	$—	$—	$—	$21,438	$—
IT Services	1,500	—	—	—	—	—	—	—	1,500	—
Oil, Gas & Consumable Fuels	2,303	—	—	—	—	—	—	—	2,303	—
Preferred Stocks(c)
Food Products	7,520	—	—	3,196	1,009	—	—	—	11,725	3,196
Preferred Units(c)
Software	—	—	—	1,639	11,550	—	—	—	13,189	1,639

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Purchased Options(d)
Textiles, Apparel & Luxury Goods	$—	$—	$(202)	$202	$—	$—	$—	$—	$—	$—
Total	$32,761	$—	$(202)	$5,037	$12,559	$—	$—	$—	$50,155	$4,835

(c)  The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 29, 2020.

Asset class	Fair value at 2/29/2020	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(e)
Common Stocks	$1,500,003	Market Approach	Transaction Price	$5.21	$5.21	Increase
Common Stocks	21,437,585	Market Approach	Adjusted Transaction Price	9.85	9.85	Increase
Common Stocks	2,303,000	Market Approach	Transaction Price	7,000.00	7,000.00	Increase
Preferred Stocks	10,716,006	Market Approach	Transaction Price	12.00 - 17.10	17.10	Increase
Preferred Stocks	1,009,430	Market Approach	Transaction Price	17.10	17.10	Increase
Preferred Units	13,188,671	Market Approach	Transaction Price	2.90 - 3.31	3.31	Increase

(d)  At the beginning of the period, these investments were valued in accordance with the procedures approved by the Board of Trustees.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 29, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(100,588)	$—	$—	$(100,588)
Total	$(100,588)	$—	$—	$(100,588)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^(a) (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 100.0%
Airlines 1.0%
Delta Air Lines, Inc.	747	$34,459
Banks 3.7%
Citigroup, Inc.	827	52,481
JPMorgan Chase & Co.	444	51,553
PNC Financial Services Group, Inc.	195	24,648
		128,682
Beverages 1.2%
PepsiCo, Inc.	327	43,174
Biotechnology 0.6%
Alexion Pharmaceuticals, Inc.*	235	22,097
Capital Markets 3.8%
Blackstone Group, Inc. Class A	376	20,244
Intercontinental Exchange, Inc.	635	56,655
Morgan Stanley	607	27,333
S&P Global, Inc.	105	27,920
		132,152
Chemicals 1.9%
Air Products & Chemicals, Inc.	197	43,263
LyondellBasell Industries NV Class A	326	23,296
		66,559
Communications Equipment 2.9%
Cisco Systems, Inc.	1,687	67,362
Motorola Solutions, Inc.	194	32,142
		99,504
Containers & Packaging 0.6%
International Paper Co.	539	19,921
Diversified Consumer Services 0.7%
Service Corp. International	496	23,704
Diversified Telecommunication Services 2.1%
AT&T, Inc.	2,068	72,835
Electric Utilities 0.9%
American Electric Power Co., Inc.	335	29,902
	Number of Shares	Value
Electrical Equipment 2.9%
AMETEK, Inc.	286	$24,596
Eaton Corp. PLC	526	47,719
Emerson Electric Co.	419	26,862
		99,177
Electronic Equipment, Instruments & Components 1.3%
Amphenol Corp. Class A	289	26,496
TE Connectivity Ltd.	243	20,137
		46,633
Entertainment 0.9%
Walt Disney Co.	255	30,001
Equity Real Estate Investment Trusts 3.9%
American Homes 4 Rent Class A	895	23,172
Equity LifeStyle Properties, Inc.	333	22,754
Mid-America Apartment Communities, Inc.	165	21,328
Simon Property Group, Inc.	201	24,739
STORE Capital Corp.	634	20,833
Sun Communities, Inc.	157	24,002
		136,828
Food & Staples Retailing 0.8%
Walmart, Inc.	267	28,751
Food Products 0.7%
Mondelez International, Inc. Class A	491	25,925
Health Care Equipment & Supplies 3.2%
Hill-Rom Holdings, Inc.	202	19,402
Medtronic PLC	652	65,637
Zimmer Biomet Holdings, Inc.	192	26,141
		111,180
Health Care Providers & Services 1.8%
Humana, Inc.	90	28,771
UnitedHealth Group, Inc.	137	34,930
		63,701
Hotels, Restaurants & Leisure 3.1%
McDonald's Corp.	359	69,707
Norwegian Cruise Line Holdings Ltd.*	410	15,277
Yum! Brands, Inc.	245	21,866
		106,850
	Number of Shares	Value
Household Products 1.2%
Procter & Gamble Co.	366	$41,442
Independent Power and Renewable Electricity Producers 0.6%
Vistra Energy Corp.	1,006	19,345
Industrial Conglomerates 1.9%
Honeywell International, Inc.	412	66,814
Insurance 3.2%
Assurant, Inc.	175	21,103
Hartford Financial Services Group, Inc.	452	22,577
Progressive Corp.	667	48,798
Reinsurance Group of America, Inc.	147	17,939
		110,417
Interactive Media & Services 3.2%
Alphabet, Inc. Class A*	82	109,818
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.*	84	158,235
IT Services 2.1%
Fidelity National Information Services, Inc.	196	27,385
Visa, Inc. Class A	243	44,168
		71,553
Life Sciences Tools & Services 2.0%
Thermo Fisher Scientific, Inc.	234	68,047
Machinery 0.6%
Dover Corp.	199	20,445
Media 3.9%
Altice USA, Inc. Class A*	805	20,817
Cable One, Inc.	14	22,022
Comcast Corp. Class A	1,769	71,521
Omnicom Group, Inc.	286	19,814
		134,174
Metals & Mining 0.6%
Steel Dynamics, Inc.	788	20,984
Mortgage Real Estate Investment Trusts 0.7%
Blackstone Mortgage Trust, Inc. Class A	632	22,790
Multi-Utilities 1.3%
CMS Energy Corp.	379	22,899
DTE Energy Co.	212	23,674
		46,573

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^(a) (Unaudited) (cont'd)

	Number of Shares	Value
Multiline Retail 1.3%
Dollar General Corp.	304	$45,691
Oil, Gas & Consumable Fuels 4.4%
Cabot Oil & Gas Corp.	1,596	22,232
Chevron Corp.	419	39,110
EOG Resources, Inc.	356	22,521
ONEOK, Inc.	377	25,153
Phillips 66	580	43,419
		152,435
Personal Products 0.6%
Unilever PLC ADR	416	22,435
Pharmaceuticals 6.4%
Bristol-Myers Squibb Co.	827	48,843
Johnson & Johnson	753	101,264
Novartis AG ADR	242	20,318
Pfizer, Inc.	741	24,764
Zoetis, Inc.	210	27,978
		223,167
Professional Services 1.5%
IHS Markit Ltd.	367	26,145
Verisk Analytics, Inc.	178	27,610
		53,755
	Number of Shares	Value
Road & Rail 2.3%
CSX Corp.	768	$54,105
Union Pacific Corp.	164	26,209
		80,314
Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	274	29,880
ASML Holding NV	77	21,306
Texas Instruments, Inc.	548	62,549
		113,735
Software 8.1%
CDK Global, Inc.	407	18,730
Check Point Software Technologies Ltd.*	208	21,590
Intuit, Inc.	97	25,788
Microsoft Corp.	1,338	216,769
		282,877
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	774	211,581
	Number of Shares	Value
Textiles, Apparel & Luxury Goods 1.4%
Crocs, Inc.*	605	$15,833
NIKE, Inc. Class B	386	34,501
		50,334
Tobacco 0.8%
Philip Morris International, Inc.	355	29,064
Total Common Stocks (Cost $3,366,972)		3,478,060
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(b) (Cost $4,480)	4,480	4,480
Total Investments 100.1% (Cost $3,371,452)		3,482,540
Liabilities Less Other Assets (0.1)%		(2,899)
Net Assets 100.0%		$3,479,641

*  Non-income producing security.

(a)  Formerly Global Equity Fund through September 2, 2019.

(b)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,478,060	$—	$—	$3,478,060
Short-Term Investments	—	4,480	—	4,480
Total Investments	$3,478,060	$4,480	$—	$3,482,540

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 95.9%
Australia 0.5%
Insurance Australia Group Ltd.	2,498,810	$10,515,587
Austria 1.6%
BAWAG Group AG*(a)	753,718	32,502,624
Belgium 1.1%
KBC Group NV	329,889	21,979,326
Canada 3.4%
Alimentation Couche-Tard, Inc. Class B	789,406	23,971,830
Kinaxis, Inc.*	337,391	28,366,231
Suncor Energy, Inc.	617,223	17,009,558
		69,347,619
China 1.5%
Alibaba Group Holding Ltd. ADR*	126,449	26,301,392
Budweiser Brewing Co. APAC Ltd.*(a)	1,337,400	4,082,579
		30,383,971
Finland 0.7%
Huhtamaki OYJ	353,275	14,506,164
France 5.1%
Air Liquide SA	117,253	15,971,401
Arkema SA	97,284	9,203,018
Pernod- Ricard SA	198,198	32,320,940
Tele performance	99,408	24,250,708
TOTAL SA	483,561	20,900,636
		102,646,703
Germany 11.8%
Brenntag AG	468,583	21,261,026
Continental AG	165,145	18,885,630
CTS Eventim AG & Co. KGaA	546,893	29,307,887
Deutsche Boerse AG	94,672	14,896,988
Gerresheimer AG	429,846	30,986,715
Infineon Technologies AG	1,322,505	28,227,037
QIAGEN NV*	511,279	18,902,626
QIAGEN NV*	146,602	5,263,012
SAP SE	41,692	5,204,931
SAP SE ADR	290,554	35,903,758
	Number of Shares	Value
Scout24 AG(a)	338,154	$22,248,440
Stabilus SA	153,530	8,406,535
		239,494,585
Hong Kong 3.5%
AIA Group Ltd.	2,349,000	23,542,718
HKBN Ltd.	5,468,800	9,822,978
Techtronic Industries Co. Ltd.	4,437,800	36,818,415
		70,184,111
Ireland 3.1%
CRH PLC	754,037	25,594,195
Kerry Group PLC Class A	297,520	37,771,434
		63,365,629
Israel 2.0%
Check Point Software Technologies Ltd.*	382,926	39,747,719
Italy 1.2%
Nexi SpA*(a)	1,478,350	23,932,352
Japan 11.5%
Bridgestone Corp.	726,400	24,073,354
Daikin Industries Ltd.	194,600	26,217,302
Hoya Corp.	249,300	22,105,091
Ichigo, Inc.(b)	7,060,500	21,416,855
Kao Corp.	134,700	9,802,850
Keyence Corp.	48,000	15,326,659
Persol Holdings Co. Ltd.	758,400	10,202,958
Sanwa Holdings Corp.	2,485,900	22,776,941
Shionogi & Co. Ltd.	418,500	22,527,869
TechnoPro Holdings, Inc.	252,300	15,023,953
Terumo Corp.	509,700	16,365,847
Toyota Motor Corp.	405,600	26,633,592
		232,473,271
Luxembourg 0.5%
Befesa SA(a)	324,133	10,672,407
Mexico 0.7%
Infraestructura Energetica Nova SAB de CV	3,155,950	13,853,278
	Number of Shares	Value
Netherlands 6.1%
AerCap Holdings NV*	401,488	$20,909,495
ASML Holding NV	151,525	42,016,840
Heineken NV	325,273	32,407,582
Intertrust NV(a)	708,085	11,877,885
NXP Semiconductors NV	137,090	15,585,762
		122,797,564
Norway 0.6%
Sbanken ASA(a)	1,817,945	12,366,316
Portugal 0.7%
Galp Energia SGPS SA	1,039,478	14,338,765
Singapore 1.1%
DBS Group Holdings Ltd.	1,268,900	22,185,710
Sweden 1.1%
Assa Abloy AB Class B	1,005,763	22,618,745
Switzerland 13.0%
Givaudan SA	5,629	17,536,730
Julius Baer Group Ltd.*	493,494	20,760,348
Lonza Group AG*	43,367	17,305,066
Novartis AG	327,732	27,569,873
Partners Group Holding AG	27,959	24,263,417
Roche Holding AG	111,932	35,989,903
SGS SA	7,613	19,014,199
SIG Combibloc Group AG*	1,893,224	28,199,619
Sonova Holding AG	140,955	33,666,268
Tecan Group AG	81,617	22,853,860
UBS Group AG*	1,524,059	16,783,911
		263,943,194
United Kingdom 20.9%
Aon PLC	167,246	34,787,168
Barratt Developments PLC	613,058	6,051,850
Biffa PLC(a)	2,510,726	8,545,450
Bunzl PLC	1,340,729	32,193,809
Clinigen Group PLC	1,779,993	16,386,324

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Compass Group PLC	1,219,342	$26,865,067
DCC PLC	372,223	26,659,726
Diageo PLC	531,316	18,957,128
Electro- components PLC	3,109,019	24,398,453
Fevertree Drinks PLC	1,322,019	21,632,614
Ibstock PLC(a)	2,763,075	9,741,166
London Stock Exchange Group PLC	245,429	24,107,014
Prudential PLC	1,441,781	23,968,837
Reckitt Benckiser Group PLC	389,313	28,767,442
RELX PLC	1,194,152	28,892,293
Rentokil Initial PLC	3,570,590	22,340,648
Savills PLC	437,814	6,073,733
Spectris PLC	581,299	20,501,469
St. James's Place PLC	1,895,114	25,127,038
Trainline PLC*(a)	2,921,386	17,971,187
		423,968,416
	Number of Shares	Value
United States 4.2%
Ferguson PLC	345,981	$30,145,211
Samsonite International SA(a)	16,820,248	29,619,919
Sensata Technologies Holding PLC*	597,643	24,383,834
		84,148,964
Total Common Stocks (Cost $1,866,337,475)		1,941,973,020
Short-Term Investments 5.2%
Investment Companies 5.2%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(c)	99,498,707	99,498,707
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(c)(d)	6,178,958	$6,178,958
Total Short-Term Investments (Cost $105,677,665)		105,677,665
Total Investments 101.1% (Cost $1,972,015,140)		2,047,650,685
Liabilities Less Other Assets (1.1)%		(22,285,870)
Net Assets 100.0%		$2,025,364,815

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $183,560,325, which represents 9.1% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $5,967,500 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 29, 2020.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Capital Markets	$125,938,716	6.2%
Life Sciences Tools & Services	111,697,603	5.5%
Beverages	109,400,843	5.4%
Professional Services	109,261,996	5.4%
Software	109,222,639	5.4%
Trading Companies & Distributors	104,509,541	5.2%
Insurance	92,814,310	4.6%
Banks	89,033,976	4.4%
Pharmaceuticals	86,087,645	4.2%
Semiconductors & Semiconductor Equipment	85,829,639	4.2%
Health Care Equipment & Supplies	72,137,206	3.6%
Building Products	71,612,988	3.5%
Electronic Equipment, Instruments & Components	60,226,581	3.0%
Oil, Gas & Consumable Fuels	52,248,959	2.6%
Machinery	45,224,950	2.2%
Internet & Direct Marketing Retail	44,272,579	2.2%
Auto Components	42,958,984	2.1%
Chemicals	42,711,149	2.1%
Containers & Packaging	42,705,783	2.1%
Commercial Services & Supplies	41,558,505	2.1%
Food Products	37,771,434	1.9%
Construction Materials	35,335,361	1.7%
Textiles, Apparel & Luxury Goods	29,619,919	1.5%
Entertainment	29,307,887	1.4%
Household Products	28,767,442	1.4%
Real Estate Management & Development	27,490,588	1.4%
Hotels, Restaurants & Leisure	26,865,067	1.3%
Industrial Conglomerates	26,659,726	1.3%
Automobiles	26,633,592	1.3%
Electrical Equipment	24,383,834	1.2%
Food & Staples Retailing	23,971,830	1.2%
IT Services	23,932,352	1.2%
Interactive Media & Services	22,248,440	1.1%
Gas Utilities	13,853,278	0.7%
Diversified Telecommunication Services	9,822,978	0.5%
Personal Products	9,802,850	0.5%
Household Durables	6,051,850	0.3%
Short-Term Investments and Other Liabilities—Net	83,391,795	4.1%
	$2,025,364,815	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$10,515,587	$—	$10,515,587
Austria	—	32,502,624	—	32,502,624
Belgium	—	21,979,326	—	21,979,326
China	26,301,392	4,082,579	—	30,383,971
Finland	—	14,506,164	—	14,506,164
France	—	102,646,703	—	102,646,703
Germany	72,153,485	167,341,100	—	239,494,585
Hong Kong	—	70,184,111	—	70,184,111
Ireland	37,771,434	25,594,195	—	63,365,629
Italy	—	23,932,352	—	23,932,352
Japan	—	232,473,271	—	232,473,271
Luxembourg	—	10,672,407	—	10,672,407
Netherlands	36,495,257	86,302,307	—	122,797,564
Portugal	—	14,338,765	—	14,338,765
Singapore	—	22,185,710	—	22,185,710
Sweden	—	22,618,745	—	22,618,745
Switzerland	—	263,943,194	—	263,943,194
United Kingdom	57,247,225	366,721,191	—	423,968,416
United States	24,383,834	59,765,130	—	84,148,964
Other Common Stocks(a)	135,314,932	—	—	135,314,932
Total Common Stocks	389,667,559	1,552,305,461	—	1,941,973,020
Short-Term Investments	—	105,677,665	—	105,677,665
Total Investments	$389,667,559	$1,657,983,126	$—	$2,047,650,685

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 94.6%
Australia 0.6%
Insurance Australia Group Ltd.	187,815	$790,370
Austria 1.4%
BAWAG Group AG*(a)	46,275	1,995,519
Belgium 1.3%
KBC Group NV	28,247	1,881,997
Canada 2.2%
Alimentation Couche-Tard, Inc. Class B	56,768	1,723,870
Suncor Energy, Inc.	53,434	1,472,545
		3,196,415
China 1.8%
Alibaba Group Holding Ltd. ADR*	10,620	2,208,960
Budweiser Brewing Co. APAC Ltd.*(a)	96,800	295,494
		2,504,454
France 6.6%
Air Liquide SA	9,339	1,272,095
Arkema SA	9,113	862,085
L'Oreal SA	3,915	1,052,291
Pernod-Ricard SA	10,831	1,766,254
Schneider Electric SE	7,021	713,329
Teleperformance	6,472	1,578,853
TOTAL SA	47,606	2,057,643
		9,302,550
Germany 11.6%
Brenntag AG	33,595	1,524,307
Continental AG	8,836	1,010,466
CTS Eventim AG & Co. KGaA	39,160	2,098,576
Deutsche Boerse AG	9,284	1,460,872
Gerresheimer AG	35,481	2,557,752
Infineon Technologies AG	80,590	1,720,082
QIAGEN NV*	36,380	1,345,014
QIAGEN NV*	10,238	367,544
SAP SE ADR	22,514	2,782,055
Scout24 AG(a)	24,229	1,594,118
		16,460,786
	Number of Shares	Value
Hong Kong 3.3%
AIA Group Ltd.	170,100	$1,704,818
Techtronic Industries Co. Ltd.	361,600	3,000,031
		4,704,849
Ireland 3.5%
CRH PLC	64,920	2,203,572
Kerry Group PLC Class A	21,394	2,716,060
		4,919,632
Israel 2.2%
Check Point Software Technologies Ltd.*	29,936	3,107,357
Italy 1.2%
Nexi SpA*(a)	103,369	1,673,395
Japan 10.6%
Bridgestone Corp.	44,900	1,488,014
Daikin Industries Ltd.	14,000	1,886,137
Hoya Corp.	19,700	1,746,772
Kao Corp.	14,000	1,018,856
Keyence Corp.	3,900	1,245,291
Persol Holdings Co. Ltd.	72,900	980,743
Sanwa Holdings Corp.	179,200	1,641,912
Shionogi & Co. Ltd.	36,200	1,948,647
Terumo Corp.	36,600	1,175,182
Toyota Motor Corp.	29,100	1,910,842
		15,042,396
Netherlands 6.0%
AerCap Holdings NV*	28,128	1,464,906
ASML Holding NV	11,978	3,321,417
Heineken NV	26,674	2,657,582
NXP Semiconductors NV	9,882	1,123,485
		8,567,390
Portugal 0.7%
Galp Energia SGPS SA	71,219	982,409
Singapore 1.4%
DBS Group Holdings Ltd.	113,200	1,979,212
Sweden 1.5%
Assa Abloy AB Class B	65,335	1,469,328
	Number of Shares	Value
Swedbank AB, A Shares	48,562	$737,569
		2,206,897
Switzerland 14.4%
Givaudan SA	403	1,255,516
Julius Baer Group Ltd.*	40,929	1,721,805
Lonza Group AG*	4,170	1,663,987
Novartis AG	31,353	2,637,515
Partners Group Holding AG	2,016	1,749,528
Roche Holding AG	9,937	3,195,080
SGS SA	679	1,695,868
SIG Combibloc Group AG*	136,598	2,034,631
Sonova Holding	12,090	2,887,625 AG
UBS Group AG*	136,673	1,505,130
		20,346,685
United Kingdom 19.8%
Aon PLC	12,058	2,508,064
Barratt Developments PLC	88,117	869,854
Bunzl PLC	109,935	2,639,778
Compass Group PLC	87,929	1,937,289
DCC PLC	23,371	1,673,901
Diageo PLC	36,946	1,318,217
Electro- components PLC	204,228	1,602,707
Fevertree Drinks PLC	92,300	1,510,334
London Stock Exchange Group PLC	17,706	1,739,154
Prudential PLC	101,195	1,682,313
Reckitt Benckiser Group PLC	31,583	2,333,757
RELX PLC	98,741	2,389,021
Rentokil Initial PLC	255,966	1,601,541
Spectris PLC	41,763	1,472,913
St. James's Place PLC	134,864	1,788,142
Trainline PLC*(a)	150,643	926,695
		27,993,680
United States 4.5%
Core Laboratories NV	5,562	149,284
Ferguson PLC	24,484	2,133,283

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Samsonite International SA(a)	1,154,141	$2,032,405
Sensata Technologies Holding PLC*	49,532	2,020,906
		6,335,878
Total Common Stocks (Cost $126,507,787)		133,991,871
Short-Term Investments 5.3%
Investment Companies 5.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(b) (Cost $7,569,286)	7,569,286	7,569,286
Total Investments 99.9% (Cost $134,077,073)		141,561,157
Other Assets Less Liabilities 0.1%		92,499
Net Assets 100.0%		$141,653,656

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $8,517,626, which represents 6.0% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 29, 2020.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investment at Value	Percentage of Net Assets
Capital Markets	$9,964,631	7.0%
Pharmaceuticals	7,781,242	5.5%
Trading Companies & Distributors	7,762,274	5.5%
Beverages	7,547,881	5.3%
Insurance	6,685,565	4.7%
Professional Services	6,644,485	4.7%
Banks	6,594,297	4.7%
Semiconductors & Semiconductor Equipment	6,164,984	4.4%
Life Sciences Tools & Services	5,934,297	4.2%
Software	5,889,412	4.2%
Health Care Equipment & Supplies	5,809,579	4.1%
Building Products	4,997,377	3.5%
Oil, Gas & Consumable Fuels	4,512,597	3.2%
Electronic Equipment, Instruments & Components	4,320,911	3.1%
Chemicals	3,389,696	2.4%
Internet & Direct Marketing Retail	3,135,655	2.2%
Machinery	3,000,031	2.1%
Electrical Equipment	2,734,235	1.9%
Food Products	2,716,060	1.9%
Auto Components	2,498,480	1.8%
Household Products	2,333,757	1.6%
Construction Materials	2,203,572	1.6%
Entertainment	2,098,576	1.5%
Personal Products	2,071,147	1.5%
Containers & Packaging	2,034,631	1.4%
Textiles, Apparel & Luxury Goods	2,032,405	1.4%
Hotels, Restaurants & Leisure	1,937,289	1.4%
Automobiles	1,910,842	1.3%
Food & Staples Retailing	1,723,870	1.2%
Industrial Conglomerates	1,673,901	1.2%
IT Services	1,673,395	1.2%
Commercial Services & Supplies	1,601,541	1.1%
Interactive Media & Services	1,594,118	1.1%
Household Durables	869,854	0.6%
Energy Equipment & Services	149,284	0.1%
Short-Term Investments and Other Assets—Net	7,661,785	5.4%
	$141,653,656	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$790,370	$—	$790,370
Austria	—	1,995,519	—	1,995,519
Belgium	—	1,881,997	—	1,881,997
China	2,208,960	295,494	—	2,504,454
France	—	9,302,550	—	9,302,550
Germany	5,707,351	10,753,435	—	16,460,786
Hong Kong	—	4,704,849	—	4,704,849
Ireland	2,716,060	2,203,572	—	4,919,632
Italy	—	1,673,395	—	1,673,395
Japan	—	15,042,396	—	15,042,396
Netherlands	2,588,391	5,978,999	—	8,567,390
Portugal	—	982,409	—	982,409
Singapore	—	1,979,212	—	1,979,212
Sweden	—	2,206,897	—	2,206,897
Switzerland	—	20,346,685	—	20,346,685
United Kingdom	2,508,064	25,485,616	—	27,993,680
United States	2,170,190	4,165,688	—	6,335,878
Other Common Stocks(a)	6,303,772	—	—	6,303,772
Total Common Stocks	24,202,788	109,789,083	—	133,991,871
Short-Term Investments	—	7,569,286	—	7,569,286
Total Investments	$24,202,788	$117,358,369	$—	$141,561,157

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 94.3%
Australia 1.9%
ARB Corp. Ltd.	3,767	$42,540
Hansen Technologies Ltd.	15,803	33,010
Steadfast Group Ltd.	16,975	42,204
		117,754
Austria 0.7%
Schoeller-Bleckmann Oilfield Equipment AG	1,071	43,718
Belgium 1.1%
Shurgard Self Storage SA	2,015	67,814
Canada 5.4%
Colliers International Group, Inc.	1,255	101,728
Computer Modelling Group Ltd.	10,801	56,087
Enghouse Systems Ltd.	1,711	64,883
Kinaxis, Inc.*	1,246	104,758
		327,456
Denmark 2.0%
Chemometec A/S	700	25,004
Schouw & Co. A/S	808	60,892
SimCorp A/S	341	32,929
		118,825
Finland 1.1%
Kemira OYJ	5,397	68,717
France 6.2%
Esker SA	488	56,003
Lectra	2,190	47,804
Lumibird*	3,119	36,373
Pharmagest Interactive	706	45,516
Sopra Steria Group	365	59,098
Tikehau Capital SCA	1,917	48,462
Virbac SA*	378	85,754
		379,010
Germany 5.6%
Dermapharm Holding SE	1,099	46,042
Isra Vision AG	1,211	67,374
Jenoptik AG	1,780	42,526
Nexus AG	1,625	58,482
Stabilus SA	623	34,112
STRATEC SE	664	47,797
	Number of Shares	Value
Washtec AG	842	$45,534
		341,867
Ireland 2.0%
Applegreen PLC	12,427	68,320
Uniphar PLC*(a)	35,936	52,366
		120,686
Italy 2.4%
Carel Industries SpA(b)	6,159	75,608
Cerved Group SpA	7,518	71,600
		147,208
Japan 19.6%
Aeon Delight Co. Ltd.	2,150	65,631
Amano Corp.	2,900	71,327
Ariake Japan Co. Ltd.	1,200	75,868
Azbil Corp.	3,200	79,136
CKD Corp.	3,100	46,993
Digital Arts, Inc.	500	23,891
EM Systems Co. Ltd.	3,400	27,794
Konishi Co. Ltd.	2,100	25,817
Medikit Co. Ltd.	900	57,400
Nagaileben Co. Ltd.	2,000	40,683
Nakanishi, Inc.	2,300	34,790
Nihon Parkerizing Co. Ltd.	2,700	24,556
Nohmi Bosai Ltd.	4,400	82,251
Okamoto Industries, Inc.	700	21,082
Optex Group Co. Ltd.	2,400	27,445
Prestige International, Inc.	12,000	92,136
Relo Group, Inc.	3,800	82,045
SHO-BOND Holdings Co. Ltd.	2,400	87,488
Shoei Co. Ltd.(a)	1,800	80,250
Software Service, Inc.	500	41,930
Sun Frontier Fudousan Co. Ltd.	4,900	48,321
TKC Corp.	1,100	49,774
		1,186,608
Jersey 1.1%
Sanne Group PLC	8,703	63,604
Korea 0.5%
Dentium Co. Ltd.*	800	28,072
Luxembourg 0.9%
Befesa SA(b)	1,671	55,019
Netherlands 2.3%
Corbion NV	2,290	83,172
Intertrust NV(b)	3,520	59,047
		142,219
	Number of Shares	Value
Norway 2.2%
Borregaard ASA	6,835	$72,393
Sbanken ASA(b)	8,554	58,187
		130,580
Singapore 1.4%
Haw Par Corp. Ltd.	9,900	84,853
Spain 1.1%
Applus Services SA	5,900	67,371
Sweden 6.3%
Biotage AB	3,000	35,897
Cloetta AB, B Shares	23,254	71,892
Dustin Group AB(b)	9,470	62,443
HMS Networks AB	1,367	17,964
IAR Systems Group AB	712	11,711
Sweco AB, B Shares	2,586	83,541
Thule Group AB(b)	3,282	71,914
Xvivo Perfusion AB*	1,875	29,132
		384,494
Switzerland 9.7%
Belimo Holding AG	13	85,017
Bossard Holding AG Class A	275	37,593
Inficon Holding AG	92	64,223
Interroll Holding AG	33	58,963
Kardex AG	329	52,007
Komax Holding AG(a)	196	37,638
Medacta Group SA*(b)	649	50,720
Medartis Holding AG*(a)(b)	981	41,828
Tecan Group AG	308	86,244
VZ Holding AG	207	71,434
		585,667
Taiwan 0.5%
Bioteque Corp.	8,000	30,328
United Kingdom 20.3%
Biffa PLC(b)	24,471	83,289
Big Yellow Group PLC	5,320	73,857
Bloomsbury Publishing PLC	15,833	50,667
Clinigen Group PLC	7,024	64,662
Craneware PLC	2,061	50,075
Dechra Pharmaceuticals PLC	1,722	59,129
Diploma PLC	3,650	87,981
Essentra PLC	14,406	66,236
Games Workshop Group PLC	1,008	82,543
GB Group PLC	7,036	59,022
Genus PLC	1,959	79,968
Gocompare.Com Group PLC	59,273	62,393

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Ideagen PLC	16,852	$39,606
Johnson Service Group PLC	37,340	89,122
Learning Technologies Group PLC(a)	33,643	60,466
On the Beach Group PLC(b)	7,522	31,170
OneSavings Bank PLC	6,763	35,313
Restore PLC	12,666	74,053
Savills PLC	2,654	36,819
Sensyne Health PLC*	20,655	11,924
Trainline PLC*(b)	5,785	35,587
		1,233,882
Total Common Stocks (Cost $5,705,179)		5,725,752
Short-Term Investments 9.5%
Investment Companies 9.5%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(c)	354,517	354,517
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(c)(d)	221,292	221,292
Total Short-Term Investments (Cost $575,809)		575,809
Total Investments 103.8% (Cost $6,280,988)		6,301,561
Liabilities Less Other Assets (3.8)%		(232,824)
Net Assets 100.0%		$6,068,737

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $201,908 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2020 amounted to $624,812, which represents 10.3% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 29, 2020.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Electronic Equipment, Instruments & Components	$546,263	9.0%
Software	534,083	8.8%
Commercial Services & Supplies	459,250	7.6%
Chemicals	361,973	6.0%
Health Care Equipment & Supplies	360,750	5.9%
Real Estate Management & Development	336,727	5.6%
Pharmaceuticals	275,778	4.5%
Machinery	275,247	4.5%
Health Care Technology	235,721	3.9%
Life Sciences Tools & Services	211,807	3.5%
Food Products	208,652	3.4%
Internet & Direct Marketing Retail	191,593	3.2%
Capital Markets	183,500	3.0%
Construction & Engineering	171,029	2.8%
Leisure Products	154,457	2.5%
Professional Services	126,418	2.1%
Trading Companies & Distributors	125,574	2.1%
Auto Components	122,790	2.0%
IT Services	108,872	1.8%
Energy Equipment & Services	99,805	1.6%
Building Products	85,017	1.4%
Biotechnology	79,968	1.3%
Equity Real Estate Investment Trusts	73,857	1.2%
Diversified Financial Services	71,600	1.2%
Specialty Retail	68,320	1.1%
Banks	58,187	1.0%
Health Care Providers & Services	52,366	0.9%
Media	50,667	0.8%
Insurance	42,204	0.7%
Thrifts & Mortgage Finance	35,313	0.6%
Communications Equipment	17,964	0.3%
Short-Term Investments and Other Liabilities—Net	342,985	5.7%
	$6,068,737	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$117,754	$—	$117,754
Austria	—	43,718	—	43,718
Belgium	—	67,814	—	67,814
Denmark	—	118,825	—	118,825
Finland	—	68,717	—	68,717
France	179,732	199,278	—	379,010
Germany	104,524	237,343	—	341,867
Italy	75,608	71,600	—	147,208
Japan	—	1,186,608	—	1,186,608
Korea	—	28,072	—	28,072
Luxembourg	—	55,019	—	55,019
Netherlands	83,172	59,047	—	142,219
Singapore	—	84,853	—	84,853
Spain	—	67,371	—	67,371
Sweden	—	384,494	—	384,494
Switzerland	114,943	470,724	—	585,667
Taiwan	—	30,328	—	30,328
United Kingdom	473,389	760,493	—	1,233,882
Other Common Stocks(a)	642,326	—	—	642,326
Total Common Stocks	1,673,694	4,052,058	—	5,725,752
Short-Term Investments	—	575,809	—	575,809
Total Investments	$1,673,694	$4,627,867	$—	$6,301,561

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 99.0%
Aerospace & Defense 3.2%
Mercury Systems, Inc.*	77,947	$5,725,987
Spirit AeroSystems Holdings, Inc. Class A	130,290	6,884,523
Teledyne Technologies, Inc.*	17,952	6,055,569
		18,666,079
Banks 3.9%
BankUnited, Inc.	170,004	5,049,119
Comerica, Inc.	66,774	3,514,983
TCF Financial Corp.	242,470	8,835,607
Texas Capital Bancshares, Inc.*	116,600	5,489,528
		22,889,237
Building Products 1.4%
Resideo Technologies, Inc.*	755,500	8,121,625
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,537	54,911
Commercial Services & Supplies 5.0%
Clean Harbors, Inc.*	80,814	5,618,189
Covanta Holding Corp.	411,900	5,502,984
Harsco Corp.*	313,500	3,758,865
Stericycle, Inc.*	247,500	14,213,925
		29,093,963
Communications Equipment 7.3%
Ciena Corp.*	594,800	22,870,060
Infinera Corp.*	1,124,900	7,649,320
Radware Ltd.*	65,900	1,497,248
Ribbon Communications, Inc.*	859,599	2,776,505
Viavi Solutions, Inc.*	590,099	7,783,406
		42,576,539
Construction & Engineering 0.7%
Valmont Industries, Inc.	33,300	3,870,126
Containers & Packaging 6.6%
Avery Dennison Corp.	129,836	14,864,924
Crown Holdings, Inc.*	333,726	23,527,683
		38,392,607
	Number of Shares	Value
Diversified Telecommunication Services 0.5%
Vonage Holdings Corp.*	309,000	$2,768,640
Electrical Equipment 0.8%
Babcock & Wilcox Enterprises, Inc.*	404,281	1,677,766
Bloom Energy Corp. Class A*	338,400	3,069,288
		4,747,054
Electronic Equipment, Instruments & Components 4.1%
II-VI, Inc.*	91,130	2,705,650
Itron, Inc.*	196,231	14,882,159
OSI Systems, Inc.*	80,200	6,517,854
		24,105,663
Energy Equipment & Services 1.3%
Dril-Quip, Inc.*	83,900	2,988,518
Forum Energy Technologies, Inc.*	519,400	405,132
ION Geophysical Corp.*	124,331	437,645
Oil States International, Inc.*	182,700	1,445,157
Patterson-UTI Energy, Inc.	239,200	1,370,616
TETRA Technologies, Inc.*	664,392	837,134
		7,484,202
Food Products 2.0%
Hain Celestial Group, Inc.*	261,000	6,193,530
TreeHouse Foods, Inc.*	142,100	5,415,431
		11,608,961
Health Care Equipment & Supplies 2.9%
Accuray, Inc.*	1,507,839	4,470,743
AtriCure, Inc.*	215,100	8,264,142
Avanos Medical, Inc.*	70,500	2,284,905
OraSure Technologies, Inc.*	355,500	2,143,665
		17,163,455
Health Care Providers & Services 5.1%
Acadia Healthcare Co., Inc.*	302,800	8,962,880
	Number of Shares	Value
MEDNAX, Inc.*	216,500	$3,699,985
Molina Healthcare, Inc.*	58,361	7,152,141
Patterson Cos., Inc.	426,200	10,139,298
		29,954,304
Hotels, Restaurants & Leisure 1.4%
International Game Technology PLC	215,200	2,289,728
SeaWorld Entertainment, Inc.*	225,200	6,127,692
		8,417,420
Household Durables 1.2%
Tempur Sealy International, Inc.*	95,300	7,123,675
Independent Power and Renewable Electricity Producers 3.8%
Atlantic Power Corp.*	1,966,535	4,464,034
Ormat Technologies, Inc.	124,541	8,678,017
Vistra Energy Corp.	483,931	9,305,993
		22,448,044
IT Services 7.1%
Conduent, Inc.*	690,000	2,256,300
CoreLogic, Inc.	283,725	12,872,603
KBR, Inc.	521,100	13,527,756
Unisys Corp.*	821,800	12,762,554
		41,419,213
Life Sciences Tools & Services 7.1%
Charles River Laboratories International, Inc.*	134,071	20,857,425
Fluidigm Corp.*	1,460,000	4,847,200
Luminex Corp.	304,000	7,527,040
NanoString Technologies, Inc.*	226,700	8,084,122
		41,315,787

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Machinery 2.6%
Enerpac Tool Group Corp.	260,775	$5,572,762
Lydall, Inc.*	264,400	3,149,004
Twin Disc, Inc.*	119,209	960,824
Welbilt, Inc.*	403,000	5,327,660
		15,010,250
Marine 0.0%(a)
Danaos Corp.*	28,382	143,045
Media 1.0%
Criteo SA ADR*	467,800	5,927,026
Metals & Mining 0.5%
Cleveland- Cliffs, Inc.	542,900	3,154,249
Pharmaceuticals 1.8%
Amneal Pharmaceuticals, Inc.*	1,003,410	3,863,128
Intersect ENT, Inc.*	242,188	5,778,606
Mallinckrodt PLC*	136,200	582,936
		10,224,670
Road & Rail 2.9%
Avis Budget Group, Inc.*	217,500	7,041,563
Hertz Global Holdings, Inc.*	602,717	7,708,750
Ryder System, Inc.	61,504	2,339,612
		17,089,925
Semiconductors & Semiconductor Equipment 6.9%
CEVA, Inc.*	126,000	3,579,660
Entegris, Inc.	112,900	6,019,828
Impinj, Inc.*	62,100	1,909,575
MACOM Technology Solutions Holdings, Inc.*	446,418	11,280,983
Rambus, Inc.*	761,144	10,640,793
Veeco Instruments, Inc.*	535,300	7,167,667
		40,598,506
	Number of Shares	Value
Software 14.1%
Box, Inc. Class A*	296,200	$4,961,350
Cloudera, Inc.*	1,285,600	11,441,840
FireEye, Inc.*	862,400	11,413,864
MobileIron, Inc.*	356,600	1,444,230
Nuance Communications, Inc.*	897,900	19,412,598
OneSpan, Inc.*	333,900	5,512,689
Talend SA ADR*	118,700	4,382,404
TiVo Corp.	833,030	6,306,037
Verint Systems, Inc.*	319,161	17,515,556
		82,390,568
Specialty Retail 2.0%
Chico's FAS, Inc.	528,800	2,120,488
Children's Place, Inc.	75,900	4,371,840
Express, Inc.*	315,300	1,166,610
Office Depot, Inc.	1,806,667	4,245,667
RTW RetailWinds, Inc.*	235,700	66,020
		11,970,625
Technology Hardware, Storage & Peripherals 1.8%
Diebold Nixdorf, Inc.*	679,500	4,770,090
Quantum Corp.*	324,475	1,690,515
Stratasys Ltd.*	236,400	3,782,400
		10,243,005
Total Common Stocks (Cost $517,960,954)		578,973,374
	Principal Amount	Value
Corporate Bonds 0.4%
Oil & Gas Services 0.4%
SESI LLC, 7.13%, due 12/15/2021 (Cost $2,238,385)	$3,000,000	$2,439,000
	Number of Shares
Warrants 0.1%
IT Services 0.1%
Repay Pipe Expires 1/1/2025* (Cost $—)	453,947	726,315
Short-Term Investments 0.7%
Investment Companies 0.7%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(b) (Cost $3,918,431)	3,918,431	3,918,431
Total Investments 100.2% (Cost $524,117,770)		586,057,120
Liabilities Less Other Assets (0.2)%		(997,178)
Net Assets 100.0%		$585,059,942

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$578,973,374	$—	$—	$578,973,374
Corporate Bonds(a)	—	2,439,000	—	2,439,000
Warrants(a)	726,315	—	—	726,315
Short-Term Investments	—	3,918,431	—	3,918,431
Total Investments	$579,699,689	$6,357,431	$—	$586,057,120

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 97.7%
Aerospace & Defense 0.9%
United	126,296	$16,492,995
Technologies Corp.
Airlines 0.5%
United Airlines Holdings, Inc.*	135,575	8,350,064
Banks 11.6%
Bank of America Corp.	1,803,219	51,391,742
Citigroup, Inc.	956,239	60,682,927
JPMorgan Chase & Co.	699,567	81,226,724
Zions Bancorp NA	170,924	6,828,414
		200,129,807
Beverages 1.4%
PepsiCo, Inc.	183,488	24,225,921
Capital Markets 1.5%
Goldman Sachs Group, Inc.	53,582	10,757,658
Morgan Stanley	324,459	14,610,389
		25,368,047
Chemicals 0.9%
PPG Industries, Inc.	150,510	15,720,769
Containers & Packaging 1.8%
Avery Dennison Corp.	280,271	32,088,227
Diversified Financial Services 0.6%
Berkshire Hathaway, Inc. Class B*	51,596	10,646,319
Electric Utilities 0.8%
American Electric Power Co., Inc.	158,696	14,165,205
Electrical Equipment 0.5%
AMETEK, Inc.	100,578	8,649,708
Energy Equipment & Services 1.0%
Schlumberger Ltd.	621,065	16,824,651
	Number of Shares	Value
Equity Real Estate Investment Trusts 6.4%
American Homes 4 Rent Class A	819,026	$21,204,583
Boston Properties, Inc.	55,963	7,215,869
Equity LifeStyle Properties, Inc.	344,420	23,534,219
Prologis, Inc.	470,361	39,642,025
Public Storage	89,220	18,657,686
		110,254,382
Food Products 6.0%
Mondelez International, Inc. Class A	1,242,631	65,610,917
Nestle SA ADR	366,461	37,712,501
		103,323,418
Health Care Equipment & Supplies 5.9%
Abbott Laboratories	321,468	24,762,680
Baxter International, Inc.	266,667	22,258,694
Becton, Dickinson & Co.	143,833	34,206,364
Medtronic PLC	211,240	21,265,531
		102,493,269
Health Care Providers & Services 3.1%
HCA Healthcare, Inc.	316,505	40,199,300
McKesson Corp.	95,368	13,338,168
		53,537,468
Household Durables 1.0%
PulteGroup, Inc.	421,860	16,958,772
Household Products 2.6%
Clorox Co.	53,554	8,537,579
Procter & Gamble Co.	315,995	35,780,114
		44,317,693
Industrial Conglomerates 4.0%
General Electric Co.	6,440,050	70,067,744
	Number of Shares	Value
Insurance 4.1%
Chubb Ltd.	156,660	$22,720,400
Lincoln National Corp.	311,096	14,120,648
MetLife, Inc.	807,156	34,481,704
		71,322,752
Machinery 8.0%
Caterpillar, Inc.	585,438	72,734,817
Illinois Tool Works, Inc.	139,335	23,377,626
PACCAR, Inc.	248,735	16,640,372
Parker- Hannifin Corp.	139,635	25,800,359
		138,553,174
Metals & Mining 16.1%
Agnico Eagle Mines Ltd.	1,073,888	51,041,897
BHP Group Ltd. ADR(a)	1,746,552	75,643,167
Franco- Nevada Corp.	263,828	28,361,510
Newmont Goldcorp Corp.	1,353,888	60,424,021
Rio Tinto PLC ADR	351,745	16,507,393
Southern Copper Corp.	1,392,140	46,845,511
		278,823,499
Mortgage Real Estate Investment Trusts 1.0%
Starwood Property Trust, Inc.	799,937	17,742,603
Oil, Gas & Consumable Fuels 8.3%
Exxon Mobil Corp.	522,749	26,890,208
Occidental Petroleum Corp.	979,801	32,078,685
Phillips 66	333,981	25,001,818
Pioneer Natural Resources Co.	219,475	26,947,140
Valero Energy Corp.	120,339	7,972,459
WPX Energy, Inc.*	2,691,248	25,109,344
		143,999,654

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Pharmaceuticals 5.7%
Johnson & Johnson	628,465	$84,515,973
Teva Pharmaceutical Industries Ltd. ADR*	1,297,920	14,965,018
		99,480,991
Semiconductors & Semiconductor Equipment 0.4%
Analog Devices, Inc.	65,386	7,130,343
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc. Class B	136,966	12,242,021
Tobacco 2.9%
Philip Morris International, Inc.	610,037	49,943,729
Total Common Stocks (Cost $1,687,843,411)	34,767,087	1,692,853,225
	Number of Shares	Value
Short-Term Investments 5.7%
Investment Companies 5.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(b)	23,856,293	$23,856,293
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(b)(c)	74,947,386	$74,947,386
Total Short-Term Investments (Cost $98,803,679)	98,803,679	98,803,679
Total Investments (Cost $1,786,647,090)	103.4%	1,791,656,904
Liabilities Less Other Assets (3.4)%		(59,683,256)
Net Assets 100.0%		$1,731,973,648

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $70,564,593 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 29, 2020.

(c)  Represents investment of cash collateral received from securities lending.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
Australia	$92,150,560	5.3%
Canada	79,403,407	4.6%
Israel	14,965,018	0.8%
Peru	46,845,511	2.7%
Switzerland	37,712,501	2.2%
United States	1,421,776,228	82.1%
Short-Term Investments and Other Liabilities-Net	39,120,423	2.3%
	$1,731,973,648	100.0%

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,692,853,225	$—	$—	$1,692,853,225
Short-Term Investments	—	98,803,679	—	98,803,679
Total Investments	$1,692,853,225	$98,803,679	$—	$1,791,656,904

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 98.8%
Aerospace & Defense 4.3%
Axon Enterprise, Inc.*	105,000	$8,123,850
HEICO Corp.	150,000	16,177,500
L3Harris Technologies, Inc.	112,500	22,244,625
Teledyne Technologies, Inc.*	35,000	11,806,200
		58,352,175
Airlines 0.7%
Alaska Air Group, Inc.	180,000	9,082,800
Auto Components 0.7%
Aptiv PLC	125,000	9,763,750
Banks 1.0%
SVB Financial Group*	62,500	13,010,000
Beverages 0.4%
Boston Beer Co., Inc. Class A*	15,000	5,561,850
Biotechnology 3.9%
Alexion Pharmaceuticals, Inc.*	75,000	7,052,250
Ascendis Pharma A/S ADR*	35,000	4,563,300
BioMarin Pharmaceutical, Inc.*	100,000	9,037,000
Exact Sciences Corp.*	162,500	13,154,375
Incyte Corp.*	105,000	7,918,050
Neurocrine Biosciences, Inc.*	39,000	3,693,300
Seattle Genetics, Inc.*	75,000	8,539,500
		53,957,775
Capital Markets 2.5%
Cboe Global Markets, Inc.	125,000	14,250,000
MarketAxess Holdings, Inc.	30,000	9,729,900
	Number of Shares	Value
Raymond James Financial, Inc.	120,000	$10,035,600
		34,015,500
Commercial Services & Supplies 3.5%
Cintas Corp.	100,000	26,674,000
Waste Connections, Inc.	225,000	21,710,250
		48,384,250
Communications Equipment 1.8%
Motorola Solutions, Inc.	150,000	24,852,000
Construction & Engineering 0.9%
MasTec, Inc.*	250,000	12,270,000
Consumer Finance 0.4%
Synchrony Financial	200,000	5,820,000
Containers & Packaging 1.0%
Ball Corp.	200,000	14,092,000
Diversified Consumer Services 3.5%
Bright Horizons Family Solutions, Inc.*	162,000	25,458,300
Chegg, Inc.*	170,000	6,665,700
Service Corp. International	330,000	15,770,700
		47,894,700
Electrical Equipment 2.2%
AMETEK, Inc.	225,000	19,350,000
Generac Holdings, Inc.*	101,000	10,401,990
		29,751,990
Electronic Equipment, Instruments & Components 6.3%
Amphenol Corp. Class A	190,000	17,419,200
CDW Corp.	210,000	23,986,200
Keysight Technologies, Inc.*	220,000	20,847,200
Trimble, Inc.*	325,000	12,831,000
	Number of Shares	Value
Zebra Technologies Corp. Class A*	52,500	$11,075,925
		86,159,525
Food & Staples Retailing 0.6%
BJ's Wholesale Club Holdings, Inc.*	437,500	8,426,250
Food Products 1.0%
Lamb Weston Holdings, Inc.	155,000	13,467,950
Health Care Equipment & Supplies 6.9%
Haemonetics Corp.*	100,000	10,833,000
Hill-Rom Holdings, Inc.	135,000	12,966,750
IDEXX Laboratories, Inc.*	55,000	13,998,050
Insulet Corp.*	105,000	19,946,850
Masimo Corp.*	50,000	8,166,500
Penumbra, Inc.*	85,000	14,098,100
Teleflex, Inc.	42,500	14,238,350
		94,247,600
Health Care Providers & Services 1.2%
Centene Corp.*	170,000	9,013,400
Encompass Health Corp.	100,000	7,484,000
		16,497,400
Health Care Technology 2.8%
Teladoc Health, Inc. *(a)	135,000	16,869,600
Veeva Systems, Inc. Class A*	150,000	21,295,500
		38,165,100
Hotels, Restaurants & Leisure 2.2%
Norwegian Cruise Line Holdings Ltd.*	240,000	8,942,400

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Planet Fitness, Inc. Class A*	105,000	$7,086,450
Vail Resorts, Inc.	65,000	13,819,650
		29,848,500
Household Products 1.0%
Church & Dwight Co., Inc.	200,000	13,904,000
Independent Power and Renewable Electricity Producers 0.5%
Vistra Energy Corp.	327,000	6,288,210
Industrial Conglomerates 1.8%
Roper Technologies, Inc.	68,000	23,915,600
Insurance 1.1%
Arthur J. Gallagher & Co.	65,000	6,336,850
Assurant, Inc.	75,000	9,044,250
		15,381,100
Interactive Media & Services 1.0%
IAC/ InterActiveCorp*	70,000	14,275,800
IT Services 10.7%
Akamai Technologies, Inc.*	40,000	3,460,400
Booz Allen Hamilton Holding Corp.	87,500	6,238,750
EPAM Systems, Inc.*	102,500	22,878,000
Fiserv, Inc.*	210,000	22,965,600
Global Payments, Inc.	180,000	33,114,600
MongoDB, Inc.*	50,000	7,625,000
Okta, Inc.*	135,000	17,288,100
Square, Inc. Class A*	175,000	14,582,750
Twilio, Inc. Class A*	110,000	12,390,400
Wix.com Ltd.*	45,000	6,031,350
		146,574,950
	Number of Shares	Value
Life Sciences Tools & Services 2.9%
Avantor, Inc.*	500,000	$7,875,000
Bio-Rad Laboratories, Inc. Class A*	52,500	18,481,050
PPD, Inc.*	57,600	1,605,888
PRA Health Sciences, Inc.*	130,000	12,246,000
		40,207,938
Machinery 1.8%
IDEX Corp.	130,000	19,240,000
Rexnord Corp.	200,000	5,832,000
		25,072,000
Media 2.3%
Altice USA, Inc. Class A*	600,000	15,516,000
Nexstar Media Group, Inc. Class A	140,000	16,097,200
		31,613,200
Oil, Gas & Consumable Fuels 0.3%
ONEOK, Inc.	65,000	4,336,800
Pharmaceuticals 0.9%
Catalent, Inc.*	150,000	7,729,500
Jazz Pharmaceuticals PLC*	35,000	4,010,300
		11,739,800
Professional Services 2.9%
Clarivate Analytics PLC*	450,000	9,153,000
CoStar Group, Inc.*	45,000	30,041,550
		39,194,550
Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	55,000	8,127,350
Road & Rail 0.7%
Old Dominion Freight Line, Inc.	50,000	9,690,000
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 7.5%
Advanced Micro Devices, Inc.*	700,000	$31,836,000
Entegris, Inc.	150,000	7,998,000
KLA Corp.	105,000	16,139,550
Marvell Technology Group Ltd.	650,000	13,845,000
Microchip Technology, Inc.	67,500	6,122,925
Monolithic Power Systems, Inc.	102,500	16,260,600
Teradyne, Inc.	175,000	10,283,000
		102,485,075
Software 8.8%
Coupa Software, Inc.*	80,000	11,980,000
Everbridge, Inc.*	100,000	10,566,000
HubSpot, Inc.*	45,000	8,075,250
Paylocity Holding Corp.*	100,000	12,952,000
Q2 Holdings, Inc.*	150,000	11,305,500
RingCentral, Inc. Class A*	110,000	25,932,500
Splunk, Inc.*	130,000	19,152,900
Trade Desk, Inc. Class A*	32,500	9,335,625
Zendesk, Inc.*	135,000	10,706,850
		120,006,625
Specialty Retail 4.4%
Burlington Stores, Inc.*	110,000	23,788,600
Five Below, Inc.*	132,500	12,845,875
O'Reilly Automotive, Inc.*	41,000	15,117,520
Ross Stores, Inc.	75,000	8,158,500
		59,910,495

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Textiles, Apparel & Luxury Goods 0.5%
Columbia Sportswear Co.	90,000	$7,317,000
Trading Companies & Distributors 1.3%
AerCap Holdings NV*	110,000	5,728,800
United Rentals, Inc.*	95,000	12,585,600
		18,314,400
Total Common Stocks (Cost $987,495,173)		1,351,976,008
	Number of Shares	Value
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(b)	19,685,976	$19,685,976
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(b)(c)	82,800	$82,800
Total Short-Term Investments (Cost $19,768,776)		19,768,776
Total Investments 100.3% (Cost $1,007,263,949)		1,371,744,784
Liabilities Less Other Assets (0.3)%		(3,429,829)
Net Assets 100.0%		$1,368,314,955

See Notes to Financial Statements

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $74,976 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 29, 2020.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,351,976,008	$—	$—	$1,351,976,008
Short-Term Investments	—	19,768,776	—	19,768,776
Total Investments	$1,351,976,008	$19,768,776	$—	$1,371,744,784

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 98.7%
Aerospace & Defense 6.2%
General Dynamics Corp.	13,950	$2,227,676
Hexcel Corp.	16,100	1,040,543
Spirit AeroSystems Holdings, Inc. Class A	17,600	929,984
		4,198,203
Airlines 1.6%
JetBlue Airways Corp.*	69,600	1,098,288
Auto Components 1.9%
Aptiv PLC	16,100	1,257,571
Banks 11.0%
BankUnited, Inc.	69,400	2,061,180
Comerica, Inc.	35,700	1,879,248
KeyCorp	105,000	1,716,750
Truist Financial Corp.	38,900	1,794,846
		7,452,024
Beverages 2.9%
Molson Coors Brewing Co. Class B	39,300	1,949,673
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.*	19,200	1,805,376
Building Products 1.8%
Johnson Controls International PLC	32,600	1,192,182
Capital Markets 1.0%
State Street Corp.	10,200	694,722
Chemicals 2.6%
Ashland Global Holdings, Inc.	24,400	1,745,576
Commercial Services & Supplies 3.0%
Covanta Holding Corp.	114,900	1,535,064
KAR Auction Services, Inc.	24,400	469,700
		2,004,764
Communications Equipment 2.0%
Ciena Corp.*	35,600	1,368,820
Construction & Engineering 1.1%
Valmont Industries, Inc.	6,600	767,052
Electric Utilities 3.2%
Evergy, Inc.	33,200	2,169,620
	Number of Shares	Value
Electronic Equipment, Instruments & Components 1.1%
Itron, Inc.*	9,700	$735,648
Entertainment 2.0%
Lions Gate Entertainment Corp.* Class A	27,700	220,215
Lions Gate Entertainment Corp.* Class B	152,700	1,129,980
		1,350,195
Food & Staples Retailing 0.5%
BJ's Wholesale Club Holdings, Inc.*	18,900	364,014
Food Products 4.6%
Hain Celestial Group, Inc.*	66,400	1,575,672
TreeHouse Foods, Inc.*	39,900	1,520,589
		3,096,261
Health Care Equipment & Supplies 3.6%
Zimmer Biomet Holdings, Inc.	18,000	2,450,700
Health Care Providers & Services 1.1%
MEDNAX, Inc.*	43,700	746,833
Hotels, Restaurants & Leisure 8.9%
International Game Technology PLC	178,400	1,898,176
MGM Resorts International	86,600	2,126,896
Wyndham Destinations, Inc.	51,100	2,038,890
		6,063,962
Independent Power and Renewable Electricity Producers 3.0%
AES Corp.	70,900	1,186,157
Vistra Energy Corp.	44,600	857,658
		2,043,815
IT Services 2.6%
Amdocs Ltd.	18,400	1,173,000
Conduent, Inc.*	188,300	615,741
		1,788,741
Mortgage Real Estate Investment Trusts 3.4%
Starwood Property Trust, Inc.	105,500	2,339,990
Oil, Gas & Consumable Fuels 7.2%
Devon Energy Corp.	77,800	1,263,472
ONEOK, Inc.	29,500	1,968,240
Williams Cos., Inc.	88,300	1,682,115
		4,913,827
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 4.2%
ON Semiconductor Corp.*	64,400	$1,201,704
Skyworks Solutions, Inc.	16,400	1,642,952
		2,844,656
Software 4.1%
Nuance Communications, Inc.*	85,100	1,839,862
Teradata Corp. *	48,200	961,108
		2,800,970
Specialty Retail 4.4%
Best Buy Co., Inc.	10,000	756,500
Chico's FAS, Inc.	205,100	822,451
Children's Place, Inc.	24,900	1,434,240
		3,013,191
Technology Hardware, Storage & Peripherals 2.4%
Western Digital Corp.	29,236	1,624,352
Trading Companies & Distributors 4.6%
AerCap Holdings NV*	43,900	2,286,312
HD Supply Holdings, Inc.*	21,300	809,826
		3,096,138
Total Common Stocks (Cost $66,870,265)		66,977,164
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	59,046
Short-Term Investments 1.6%
Investment Companies 1.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(a) (Cost $1,087,858)	1,087,858	1,087,858
Total Investments 100.4% (Cost $67,958,123)		68,124,068
Liabilities Less Other Assets (0.4)%		(250,134)
Net Assets 100.0%		$67,873,934

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$66,977,164	$—	$—	$66,977,164
Warrants(a)	59,046	—	—	59,046
Short-Term Investments	—	1,087,858	—	1,087,858
Total Investments	$67,036,210	$1,087,858	$—	$68,124,068

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 100.0%
Aerospace & Defense 4.2%
Boeing Co.	72,000	$19,807,920
Raytheon Co.	110,000	20,741,600
		40,549,520
Banks 3.9%
JPMorgan Chase & Co.	325,000	37,735,750
Capital Markets 7.6%
Brookfield Asset Management, Inc. Class A	860,000	51,565,600
Charles Schwab Corp.	440,000	17,930,000
Intercontinental Exchange, Inc.	50,000	4,461,000
		73,956,600
Chemicals 1.8%
Sherwin-Williams Co.	33,000	17,052,750
Communications Equipment 7.6%
Cisco Systems, Inc.	810,000	32,343,300
Motorola Solutions, Inc.	250,000	41,420,000
		73,763,300
Construction Materials 1.8%
Eagle Materials, Inc.	217,000	17,127,810
Containers & Packaging 3.5%
Ball Corp.	485,000	34,173,100
Diversified Financial Services 5.0%
Berkshire Hathaway, Inc. Class B*	235,000	48,489,900
Electrical Equipment 2.0%
Rockwell Automation, Inc.	105,000	19,267,500
Entertainment 1.8%
Activision Blizzard, Inc.	305,000	17,729,650
Food & Staples Retailing 4.4%
US Foods Holding Corp.*	1,260,000	42,386,400
	Number of Shares	Value
Food Products 3.0%
Lamb Weston Holdings, Inc.	160,000	$13,902,400
Mondelez International, Inc. Class A	290,000	15,312,000
		29,214,400
Health Care Equipment & Supplies 1.7%
Hill-Rom Holdings, Inc.	170,000	16,328,500
Health Care Providers & Services 4.3%
HCA Healthcare, Inc.	215,000	27,307,150
Universal Health Services, Inc. Class B	114,000	14,106,360
		41,413,510
Hotels, Restaurants & Leisure 5.2%
Aramark	960,000	33,350,400
McDonald's Corp.	86,000	16,698,620
		50,049,020
Insurance 3.3%
Chubb Ltd.	180,000	26,105,400
Progressive Corp.	85,000	6,218,600
		32,324,000
Interactive Media & Services 5.1%
Alphabet, Inc. Class C*	37,000	49,555,210
Internet & Direct Marketing Retail 0.3%
Amazon.com, Inc.*	1,400	2,637,250
IT Services 2.2%
PayPal Holdings, Inc.*	195,000	21,058,050
Machinery 4.4%
Allison Transmission Holdings, Inc.	210,000	8,526,000
Nordson Corp.	14,000	2,034,200
Stanley Black & Decker, Inc.	220,000	31,614,000
		42,174,200
	Number of Shares	Value
Media 4.7%
Comcast Corp. Class A	745,000	$30,120,350
Fox Corp. Class A	490,000	15,062,600
		45,182,950
Pharmaceuticals 2.3%
Pfizer, Inc.	655,000	21,890,100
Road & Rail 3.0%
CSX Corp.	410,000	28,884,500
Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	150,000	16,357,500
Software 5.5%
CDK Global, Inc.	190,000	8,743,800
Microsoft Corp.	275,000	44,552,750
		53,296,550
Specialty Retail 3.2%
Advance Auto Parts, Inc.	88,000	11,702,240
Lowe's Cos., Inc.	185,000	19,715,450
		31,417,690
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	149,000	40,730,640
Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc. Class B	245,000	21,898,100
Total Investments 100.0% (Cost $591,042,379)		966,644,450
Other Assets Less Liabilities 0.0%(a)		57,229
Net Assets 100.0%		$966,701,679

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$966,644,450	$—	$—	$966,644,450
Total Investments	$966,644,450	$—	$—	$966,644,450

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited)
February 29, 2020

	Number of Shares	Value
Common Stocks 98.7%
Apartments 12.9%
Apartment Investment & Management Co. Class A	275,290	$13,169,874
Camden Property Trust	130,749	13,856,779
Equity Residential	335,304	25,181,330
Essex Property Trust, Inc.	71,149	20,160,781
		72,368,764
Data Centers 8.7%
CyrusOne, Inc.	210,939	12,778,684
Digital Realty Trust, Inc.	36,807	4,420,889
Equinix, Inc.	54,801	31,390,013
		48,589,586
Free Standing 6.0%
Four Corners Property Trust, Inc.	271,284	7,783,138
National Retail Properties, Inc.	287,483	14,618,511
Spirit Realty Capital, Inc.	247,819	11,275,764
		33,677,413
Health Care 6.5%
Healthcare Trust of America, Inc. Class A	379,154	11,806,855
Omega Healthcare Investors, Inc.	203,630	8,063,748
Welltower, Inc.	218,824	16,372,412
		36,243,015
Hotels, Restaurants & Leisure 1.4%
Hyatt Hotels Corp. Class A	105,364	8,070,882
Industrial 7.7%
Duke Realty Corp.	412,145	13,382,348
Prologis, Inc.	253,437	21,359,670
Rexford Industrial Realty, Inc.	183,506	8,582,576
		43,324,594
	Number of Shares	Value
Infrastructure 18.6%
American Tower Corp.	225,347	$51,108,700
Crown Castle International Corp.	203,284	29,128,564
SBA Communications Corp.	90,901	24,096,946
		104,334,210
IT Services 1.2%
InterXion Holding NV*	80,766	6,856,226
Manufactured Homes 5.6%
Equity LifeStyle Properties, Inc.	239,453	16,361,824
Sun Communities, Inc.	96,673	14,779,368
		31,141,192
Office 7.2%
Boston Properties, Inc.	56,104	7,234,050
Douglas Emmett, Inc.	408,314	15,589,428
Highwoods Properties, Inc.	161,365	7,242,061
SL Green Realty Corp.	134,779	10,572,065
		40,637,604
Real Estate Management & Development 1.8%
Brookfield Asset Management, Inc. Class A	169,404	10,157,464
Regional Malls 6.1%
Healthpeak Properties, Inc.	499,342	15,799,181
Macerich Co.	115,146	2,351,281
Simon Property Group, Inc.	92,691	11,408,408
Taubman Centers, Inc.	88,825	4,624,230
		34,183,100
Self Storage 5.4%
Extra Space Storage, Inc.	100,523	10,088,488
Public Storage	96,669	20,215,422
		30,303,910
	Number of Shares	Value
Shopping Centers 2.8%
Kimco Realty Corp.	434,021	$7,530,264
Regency Centers Corp.	143,504	8,242,870
		15,773,134
Single Family Homes 3.7%
American Homes 4 Rent Class A	796,336	20,617,139
Timber 3.1%
Weyerhaeuser Co.	660,502	17,159,842
Total Common Stocks (Cost $497,091,367)		553,438,075
Short-Term Investments 1.6%
Investment Companies 1.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(a) (Cost $8,741,413)	8,741,413	8,741,413
Total Investments 100.3% (Cost $505,832,780)		562,179,488
Liabilities Less Other Assets (0.3)%		(1,666,581)
Net Assets 100.0%		$560,512,907

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 29, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$553,438,075	$—	$—	$553,438,075
Short-Term Investments	—	8,741,413	—	8,741,413
Total Investments	$553,438,075	$8,741,413	$—	$562,179,488

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 88.5%
Aerospace & Defense 3.2%
Axon Enterprise, Inc.*	35,000	$2,707,950
Cubic Corp.	41,300	2,248,372
Mercury Systems, Inc.*	35,000	2,571,100	*
		7,527,422
Airlines 0.9%
Allegiant Travel Co.	15,000	2,033,100
Banks 1.6%
Pinnacle Financial Partners, Inc.	42,500	2,237,200
Valley National Bancorp	175,000	1,627,500
		3,864,700
Beverages 1.0%
Boston Beer Co., Inc. Class A*	6,000	2,224,740
Biotechnology 10.1%
ACADIA Pharmaceuticals, Inc.*	40,000	1,709,600
Aimmune Therapeutics, Inc.*(a)	42,500	1,011,925
Alder Biopharmaceuticals, Inc.*(b)	150,000	165,000
Amicus Therapeutics, Inc.*	220,000	2,099,900
Arena Pharmaceuticals, Inc.*	60,000	2,676,000
Ascendis Pharma A/S ADR*	14,500	1,890,510
Avrobio, Inc.*	35,000	675,500
Biohaven Pharmaceutical Holding Co. Ltd.*	22,500	993,600
Blueprint Medicines Corp.*	10,000	541,300
Fate Therapeutics, Inc.*	52,500	1,533,000
	Number of Shares	Value
Global Blood Therapeutics, Inc.*	37,500	$2,398,500
Krystal Biotech, Inc.*	40,600	2,170,070
Natera, Inc.*	20,000	758,100
Orchard Therapeutics PLC ADR*	40,000	515,600
PTC Therapeutics, Inc.*	54,000	2,961,360
Veracyte, Inc.*	70,000	1,728,300
		23,828,265
Building Products 3.1%
Builders FirstSource, Inc.*	85,000	1,930,350
Gibraltar Industries, Inc.*	52,000	2,634,840
Trex Co., Inc.*	28,000	2,678,200
		7,243,390
Commercial Services & Supplies 3.0%
Casella Waste Systems, Inc. Class A*	68,000	3,294,600
Heritage-Crystal Clean, Inc.*	57,000	1,500,810
MSA Safety, Inc.	18,400	2,238,728
		7,034,138
Construction & Engineering 0.8%
MasTec, Inc.*	40,000	1,963,200
Consumer Finance 0.9%
OneMain Holdings, Inc.	60,000	2,205,000
Containers & Packaging 0.9%
Graphic Packaging Holding Co.	150,000	2,028,000
Diversified Consumer Services 3.8%
Bright Horizons Family Solutions, Inc.*	15,000	2,357,250
Carriage Services, Inc.	42,000	888,300
Chegg, Inc.*	95,400	3,740,634
OneSpaWorld Holdings Ltd.(a)	161,400	1,972,308
		8,958,492
	Number of Shares	Value
Diversified Telecommunication Services 0.5%
Bandwidth, Inc. Class A*	20,000	$1,257,800
Electrical Equipment 1.1%
Generac Holdings, Inc.*	25,000	2,574,750
Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc.*	82,000	1,579,320
Food Products 0.6%
Freshpet, Inc.*	20,000	1,329,200
Health Care Equipment & Supplies 7.8%
Axonics Modulation Technologies, Inc.*(a)	60,000	2,126,700
Haemonetics Corp.*	17,500	1,895,775
ICU Medical, Inc.*	5,000	979,050
Integra LifeSciences Holdings Corp.*	12,500	651,250
iRhythm Technologies, Inc.*	31,400	2,730,858
Merit Medical Systems, Inc.*	20,000	720,200
Mesa Laboratories, Inc.(a)	10,000	2,392,900
Novocure Ltd.*	15,000	1,091,250
NuVasive, Inc.*	42,500	2,796,925
Oxford Immunotec Global PLC*	135,000	1,779,300
Tandem Diabetes Care, Inc.*	15,000	1,119,900
		18,284,108
Health Care Providers & Services 4.7%
Amedisys, Inc.*	10,000	1,740,100
AMN Healthcare Services, Inc.*	20,000	1,472,000
Guardant Health, Inc.*	16,000	1,391,360
HealthEquity, Inc.*	35,000	2,484,650
R1 RCM, Inc.*	325,000	3,991,000
		11,079,110

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Health Care Technology 2.6%
HMS Holdings Corp.*	57,300	$1,316,181
Inspire Medical Systems, Inc.*	27,500	2,361,425
Teladoc Health, Inc.*	20,000	2,499,200
		6,176,806
Hotels, Restaurants & Leisure 4.3%
Boyd Gaming Corp.	80,000	2,136,800
Churchill Downs, Inc.	16,000	2,010,240
Denny's Corp.*	100,000	1,741,000
Marriott Vacations Worldwide Corp.	18,000	1,742,040
Planet Fitness, Inc. Class A*	22,000	1,484,780
Shake Shack, Inc. Class A*	18,000	1,069,920
		10,184,780
Household Durables 0.9%
Skyline Champion Corp.*	86,000	2,191,280
Insurance 0.8%
Primerica, Inc.	17,600	1,959,584
IT Services 0.6%
WNS Holdings Ltd. ADR*	23,000	1,514,320
Life Sciences Tools & Services 1.4%
NeoGenomics, Inc.*	42,000	1,189,860
Repligen Corp.*	25,000	2,140,000
		3,329,860
Machinery 2.9%
ESCO Technologies, Inc.	24,000	2,182,080
Evoqua Water Technologies Corp.*	108,000	2,264,760
Rexnord Corp.	83,500	2,434,860
		6,881,700
Marine 0.7%
Kirby Corp.*	25,000	1,593,750
	Number of Shares	Value
Media 1.7%
Cardlytics, Inc.*	17,000	$1,349,630
Nexstar Media Group, Inc. Class A	22,500	2,587,050
		3,936,680
Personal Products 0.8%
Inter Parfums, Inc.	30,000	1,801,800
Pharmaceuticals 3.2%
Axsome Therapeutics, Inc.*	16,500	1,287,000
Collegium Pharmaceutical, Inc.*	50,000	1,187,500
Horizon Therapeutics PLC*	72,900	2,494,638
Reata Pharmaceuticals, Inc. Class A*	12,500	2,434,375
		7,403,513
Professional Services 1.5%
Clarivate Analytics PLC*	75,000	1,525,500
Exponent, Inc.	28,000	2,062,200
		3,587,700
Road & Rail 0.6%
Landstar System, Inc.	14,000	1,413,580
Semiconductors & Semiconductor Equipment 5.6%
Cabot Microelectronics Corp.	6,700	933,176
Entegris, Inc.	23,000	1,226,360
Inphi Corp.*	50,000	3,733,000
Lattice Semiconductor Corp.*	193,000	3,464,350
Monolithic Power Systems, Inc.	17,000	2,696,880
Semtech Corp.*	25,000	987,250
		13,041,016
Software 12.1%
Anaplan, Inc.*	56,000	2,516,640
Avalara, Inc.*	37,000	3,135,750
Descartes Systems Group, Inc.*	79,300	3,276,676
Envestnet, Inc.*	14,000	1,056,720
	Number of Shares	Value
Everbridge, Inc.*	44,500	$4,701,870
Globant SA*	19,800	2,237,598
LivePerson, Inc.*	96,000	2,540,160
Q2 Holdings, Inc.*	50,000	3,768,500
Rapid7, Inc.*	50,000	2,315,000
Smartsheet, Inc. Class A*	61,000	2,824,300
		28,373,214
Specialty Retail 1.6%
Five Below, Inc.*	12,400	1,202,180
Lithia Motors, Inc. Class A	14,000	1,668,240
Monro, Inc.	17,000	954,040
		3,824,460
Thrifts & Mortgage Finance 0.9%
MGIC Investment Corp.	175,000	2,105,250
Trading Companies & Distributors 1.6%
Air Lease Corp.	63,000	2,416,680
H&E Equipment Services, Inc.	56,000	1,330,560
		3,747,240
Total Common Stocks (Cost $200,829,449)		208,081,268
Short-Term Investments 12.9%
Investment Companies 12.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.53%(c)	25,762,914	25,762,914
State Street Navigator Securities Lending Government Money Market Portfolio, 1.61%(c)(d)	4,540,797	4,540,797

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

Value
Total Short-Term Investments (Cost $30,303,711)	$30,303,711
Total Investments 101.4% (Cost $231,133,160)	238,384,979
Liabilities Less Other Assets (1.4)%	(3,238,496)
Net Assets 100.0%	$235,146,483

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 29, 2020. Total value of all such securities at February 29, 2020 amounted to $4,353,845 for the Fund (see Note A of Notes to Financial Statements).

(b)  Value determined using significant unobservable inputs.

(c)  Represents 7-day effective yield as of February 29, 2020.

(d)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Biotechnology	$23,663,265	$—	$165,000	$23,828,265
Other Common Stocks(a)	184,253,003	—	—	184,253,003
Total Common Stocks	207,916,268	—	165,000	208,081,268
Short-Term Investments	—	30,303,711	—	30,303,711
Total Investments	$207,916,268	$30,303,711	$165,000	$238,384,979

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2020
Investments in Securities: (000's omitted)
Common Stocks(c)
Biotechnology	$—	$—	$—	$33	$132	$—	$—	$—	$165	$33
Total	$—	$—	$—	$33	$132	$—	$—	$—	$165	$33

(c)  As of the period ended February 29, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) February 29, 2020

	Number of Shares	Value
Common Stocks 98.5%
Airlines 2.0%
Ryanair Holdings PLC ADR*	449,975	$32,254,208
Auto Components 3.1%
Aptiv PLC	633,505	49,483,076
Banks 5.7%
JPMorgan Chase & Co.	464,699	53,956,201
U.S. Bancorp	827,137	38,412,242
		92,368,443
Biotechnology 2.0%
Regeneron Pharmaceuticals, Inc.*	72,468	32,217,099
Capital Markets 3.5%
Intercontinental Exchange, Inc.	636,126	56,755,162
Communications Equipment 2.2%
Arista Networks, Inc.*	183,818	35,498,932
Electrical Equipment 3.2%
Vestas Wind Systems A/S	532,717	51,396,681
Electronic Equipment, Instruments & Components 2.2%
Zebra Technologies Corp. Class A*	165,864	34,992,328
Equity Real Estate Investment Trusts 1.5%
Weyerhaeuser Co.	951,997	24,732,882
Food & Staples Retailing 1.1%
Kroger Co.	654,396	18,408,159
Health Care Equipment & Supplies 9.2%
Becton, Dickinson & Co.	216,720	51,540,350
Danaher Corp.	312,915	45,241,251
Medtronic PLC	509,933	51,334,955
		148,116,556
	Number of Shares	Value
Health Care Providers & Services 5.7%
Amerisource Bergen Corp.	423,864	$35,740,213
Cigna Corp.	307,461	56,246,915
		91,987,128
Hotels, Restaurants & Leisure 2.5%
Compass Group PLC	1,817,867	40,052,026
Insurance 1.9%
Progressive Corp.	430,287	31,479,797
Interactive Media & Services 3.8%
Alphabet, Inc. Class A*	45,781	61,312,204
IT Services 4.8%
Cognizant Technology Solutions Corp. Class A	552,326	33,653,223
MasterCard, Inc. Class A	152,277	44,198,399
		77,851,622
Machinery 3.6%
Stanley Black & Decker, Inc.	409,750	58,881,075
Materials 2.6%
Sherwin-Williams Co.	80,990	41,851,583
Media 5.8%
Comcast Corp. Class A	1,472,000	59,512,960
Discovery, Inc. Class A*	1,329,213	34,160,774
		93,673,734
Multi-Utilities 1.9%
National Grid PLC	2,510,317	31,644,381
Oil, Gas & Consumable Fuels 1.2%
Noble Energy, Inc.	1,224,435	19,382,806
Personal Products 3.0%
Unilever NV	906,725	47,838,811
	Number of Shares	Value
Pharmaceuticals 3.2%
Roche Holding AG	162,883	$52,372,363
Road & Rail 1.6%
CSX Corp.	377,875	26,621,294
Semiconductors & Semiconductor Equipment 4.0%
Texas Instruments, Inc.	561,191	64,054,341
Software 7.0%
Intuit, Inc.	132,794	35,303,285
Microsoft Corp.	480,810	77,896,028
		113,199,313
Specialty Chemicals 2.4%
Novozymes A/S B Shares	762,785	39,104,579
Specialty Retail 3.4%
Advance Auto Parts, Inc.	410,632	54,605,843
Trading Companies & Distributors 4.4%
United Rentals, Inc.*	277,063	36,705,306
W.W. Grainger, Inc.	123,626	34,311,160
		71,016,466
Total Common Stocks (Cost $1,133,337,217)		1,593,152,892
Short-Term Investments 1.2%
	Principal Amount
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.25%, due 3/23/2020	$100,000	100,000
Self Help Credit Union, 0.25%, due 5/16/2020	250,000	250,000

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) February 29, 2020

	Principal Amount	Value
Self Help Federal Credit Union, 0.25%, due 3/18/2020	$250,000	$250,000
		600,000
	Number of Shares	Value
Investment Companies 1.2%
State Street Institutional Treasury Money Market Fund Premier Class, 1.50%(b)	18,753,210	$18,753,210
Value
Total Short-Term Investments (Cost $19,353,210)	$19,353,210
Total Investments 99.7% (Cost $1,152,690,427)	1,612,506,102
Other Assets Less Liabilities 0.3%	4,842,271
Net Assets 100.0%	$1,617,348,373

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 29, 2020.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
Denmark	$90,501,260	5.6%
Ireland	32,254,208	2.0%
Switzerland	52,372,363	3.2%
United Kingdom	119,535,218	7.4%
United States	1,298,489,843	80.3%
Short-Term Investments and Other Assets-Net	24,195,481	1.5%
	$1,617,348,373	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 29, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Electrical Equipment	$—	$51,396,681	$—	$51,396,681
Hotels, Restaurants & Leisure	—	40,052,026	—	40,052,026
Multi-Utilities	—	31,644,381	—	31,644,381
Pharmaceuticals	—	52,372,363	—	52,372,363
Specialty Chemicals	—	39,104,579	—	39,104,579
Other Common Stocks(a)	1,378,582,862	—	—	1,378,582,862
Total Common Stocks	1,378,582,862	214,570,030	—	1,593,152,892
Short-Term Investments	—	19,353,210	—	19,353,210
Total Investments	$1,378,582,862	$233,923,240	$—	$1,612,506,102

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$53,665,948	$1,390,576,645	$1,380,926,753	$707,136,710	$8,825,068,241	$4,307,851	$54,386,375	$1,302,609,071	$3,482,540	$2,047,650,685
Affiliated issuers(b)	—	—	—	—	732,609,527	—	—	—	—	—
	53,665,948	1,390,576,645	1,380,926,753	707,136,710	9,557,677,768	4,307,851	54,386,375	1,302,609,071	3,482,540	2,047,650,685
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	125,500	—	—	—	2,835	786,905	—	540	98,723
Dividends and interest receivable	90,741	3,122,669	3,696,192	585,004	7,346,204	4,937	1,594	2,050,953	11,442	4,944,391
Receivable for securities sold	—	1,070,871	18,070,618	10,413,320	24,936,067	—	741,713	1,794,579	—	40,080,958
Receivable from Management—net (Note B)	9,307	—	—	—	—	15,153	—	—	21,666	—
Receivable for Fund shares sold	7,400	1,603,400	866,763	111,241	10,751,470	200	23,525	422,759	—	1,588,700
Receivable for securities lending income (Note A)	—	4,295	—	793	—	—	—	4,117	—	2,450
Due from affiliate (Note B)	—	—	—	—	—	—	—	—	—	1,010,727
Prepaid expenses and other assets	32,324	56,136	32,408	59,097	198,205	26,462	16,749	137,692	15,967	63,467
Total Assets	53,805,720	1,396,559,516	1,403,592,734	718,306,165	9,600,909,714	4,357,438	55,956,861	1,307,019,171	3,532,155	2,095,440,101
Liabilities
Payable to investment manager—net (Note B)	23,520	1,094,292	598,448	306,282	5,555,958	2,968	48,163	556,593	619	1,163,907
Option contracts written, at value(d) (Note A)	—	—	2,352,378	—	—	—	—	100,588	—	—
Due to custodian	—	—	—	—	—	—	—	581,419	—	—
Payable for securities purchased	—	5,112,118	15,476,721	20,324,962	2,469,729	—	986,287	—	—	59,718,608
Payable for Fund shares redeemed	—	2,719,749	2,202,321	463,143	21,562,190	5,400	33,912	406,328	—	2,511,844
Payable to administrator—net (Note B)	—	175,197	379,778	161,716	1,417,501	—	7,490	293,814	—	253,814
Payable to trustees	7,888	7,153	7,113	7,542	2,318	7,917	7,890	7,215	7,917	6,889
Payable for audit fees	25,963	28,853	31,763	29,049	32,030	27,127	27,190	29,557	27,733	29,669
Payable for custodian fees	11,185	221,953	32,719	17,801	174,496	11,069	14,147	28,101	11,219	69,404
Payable for legal fees	9,422	9,422	9,422	6,563	12,142	10,245	14,891	10,660	—	10,760
Payable for shareholder servicing fees	431	45,417	4,427	64,173	173,184	99	2,221	123,523	120	15,773
Payable for loaned securities collateral (Note A)	—	16,304,419	—	24,256,397	—	—	—	3,150	—	6,178,958
Other accrued expenses and payables	7,685	87,453	122,818	43,028	660,793	7,071	10,880	79,040	4,906	115,660
Total Liabilities	86,094	25,806,026	21,217,908	45,680,656	32,060,341	71,896	1,153,071	2,219,988	52,514	70,075,286
Net Assets	$53,719,626	$1,370,753,490	$1,382,374,826	$672,625,509	$9,568,849,373	$4,285,542	$54,803,790	$1,304,799,183	$3,479,641	$2,025,364,815
Net Assets consist of:
Paid-in capital	$49,526,839	$1,353,276,860	$1,149,962,594	$590,609,224	$5,240,906,886	$3,956,444	$64,917,425	$933,812,533	$3,301,201	$1,945,392,863
Total distributable earnings/(losses)	4,192,787	17,476,630	232,412,232	82,016,285	4,327,942,487	329,098	(10,113,635)	370,986,650	178,440	79,971,952
Net Assets	$53,719,626	$1,370,753,490	$1,382,374,826	$672,625,509	$9,568,849,373	$4,285,542	$54,803,790	$1,304,799,183	$3,479,641	$2,025,364,815
Net Assets
Investor Class	$—	$—	$—	$611,248,620	$1,530,932,873	$—	$—	$1,155,166,361	$—	$89,454,504
Trust Class	—	—	—	43,788,522	1,202,503,594	—	—	35,766,298	—	27,852,340
Advisor Class	—	—	—	1,681,981	127,749,593	—	—	183,306	—	—
Institutional Class	50,167,558	1,124,280,303	1,093,068,991	12,089,654	2,671,613,442	3,552,421	49,627,318	103,671,934	3,179,133	1,767,258,764
Class A	1,283,307	39,459,376	132,544,916	2,641,582	—	407,841	4,995,365	8,008,393	216,317	52,072,377
Class C	2,242,773	8,334,974	154,557,047	1,175,150	—	325,280	181,107	1,858,812	84,191	8,977,224
Class R3	—	841,412	2,203,872	—	—	—	—	116,650	—	—
Class R6	25,988	197,837,425	—	—	4,036,049,871	—	—	27,429	—	79,749,606
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	25,416,871	28,449,986	—	—	62,958,259	—	7,150,858
Trust Class	—	—	—	1,819,658	22,345,854	—	—	1,948,810	—	2,226,029
Advisor Class	—	—	—	69,840	2,386,431	—	—	10,046	—	—
Institutional Class	3,981,047	59,353,610	89,184,283	502,706	49,748,076	314,234	5,000,166	5,648,309	522,348	141,299,000
Class A	101,610	2,074,599	10,861,648	109,843	—	36,118	506,188	436,742	35,208	4,163,151
Class C	178,269	437,136	12,762,191	49,477	—	28,902	19,443	102,575	13,753	719,781
Class R3	—	44,110	181,111	—	—	—	—	6,384	—	—
Class R6	2,061	10,446,862	—	—	75,235,099	—	—	1,494	—	6,371,530
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$24.05	$53.81	$—	$—	$18.35	$—	$12.51
Trust Class	—	—	—	24.06	53.81	—	—	18.35	—	12.51
Advisor Class	—	—	—	24.08	53.53	—	—	18.25	—	—
Institutional Class	12.60	18.94	12.26	24.05	53.70	11.31	9.93	18.35	6.09	12.51
Class R3	—	19.08	12.17	—	—	—	—	18.27	—	—
Class R6	12.61	18.94	—	—	53.65	—	—	18.36	—	12.52
Net Asset Value and redemption price per share
Class A	$12.63	$19.02	$12.20	$24.05	$—	$11.29	$9.87	$18.34	$6.14	$12.51
Offering Price per share
Class A‡	$13.40	$20.18	$12.94	$25.52	$—	$11.98	$10.47	$19.46	$6.51	$13.27
Net Asset Value and offering price per share
Class C^	$12.58	$19.07	$12.11	$23.75	$—	$11.25	$9.31	$18.12	$6.12	$12.47
†Securities on loan, at value:
Unaffiliated issuers	$—	$14,826,609	$—	$23,364,074	$—	$—	$—	$3,060	$—	$5,967,500
*Cost of Investments:
(a) Unaffiliated issuers	$49,057,761	$1,289,936,625	$1,197,895,403	$640,444,840	$4,893,442,137	$3,963,922	$52,898,695	$976,919,615	$3,371,452	$1,972,015,140
(b) Affiliated issuers	—	—	—	—	601,100,353	—	—	—	—	—
Total cost of investments	$49,057,761	$1,289,936,625	$1,197,895,403	$640,444,840	$5,494,542,490	$3,963,922	$52,898,695	$976,919,615	$3,371,452	$1,972,015,140
(c) Total cost of foreign currency	$—	$126,331	$—	$—	$—	$2,846	$787,052	$—	$519	$96,955
(d) Premium received from option contracts written	$—	$—	$1,127,663	$—	$—	$—	$—	$368,304	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$141,561,157	$6,301,561	$586,057,120	$1,791,656,904	$1,371,744,784	$68,124,068	$966,644,450	$562,179,488	$238,384,979	$1,612,506,102
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	141,561,157	6,301,561	586,057,120	1,791,656,904	1,371,744,784	68,124,068	966,644,450	562,179,488	238,384,979	1,612,506,102
Cash	—	—	—	—	—	—	—	103,983	—	—
Foreign currency(c)	—	1,116	—	—	—	—	—	—	—	557
Dividends and interest receivable	587,179	9,289	224,468	3,832,694	537,388	34,939	1,461,325	449,762	269,484	3,442,279
Receivable for securities sold	—	—	—	94,265,771	—	—	6,671,817	—	1,872,482	28,260,234
Receivable from Management—net (Note B)	—	11,502	—	—	—	—	—	—	1,394	—
Receivable for Fund shares sold	11,600	—	640,642	1,738,091	1,346,441	38,662	1,159,722	802,878	764,701	1,416,864
Receivable for securities lending income (Note A)	—	134	—	94,112	1,545	—	—	—	903	—
Due from affiliate (Note B)	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	46,036	33,699	55,415	134,216	79,586	48,676	42,476	52,523	66,598	72,882
Total Assets	142,205,972	6,357,301	586,977,645	1,891,721,788	1,373,709,744	68,246,345	975,979,790	563,588,634	241,360,541	1,645,698,918
Liabilities
Payable to investment manager—net (Note B)	80,822	4,426	421,854	740,092	586,893	21,732	495,434	381,629	171,668	690,894
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	4,674,651	—	—	—
Payable for securities purchased	—	—	241,757	79,335,722	—	—	—	103,983	452,154	14,261,548
Payable for Fund shares redeemed	363,421	—	1,024,230	3,990,226	4,239,151	258,109	3,754,694	2,448,147	966,407	12,742,212
Payable to administrator—net (Note B)	21,097	—	87,340	433,047	256,902	20,348	183,339	33,228	—	359,885
Payable to trustees	7,821	7,915	7,573	6,872	7,151	7,871	7,290	7,637	7,794	6,931
Payable for audit fees	29,557	24,218	12,461	28,710	12,461	12,631	12,461	28,675	12,461	9,234
Payable for custodian fees	17,175	11,574	16,138	38,190	29,780	12,397	23,062	17,183	15,163	44,255
Payable for legal fees	10,075	11,368	9,422	20,058	10,715	11,208	9,422	9,422	11,922	9,555
Payable for shareholder servicing fees	1,676	127	4,685	118,457	78,539	12,997	9,423	6,468	20,058	69,053
Payable for loaned securities collateral (Note A)	—	221,292	—	74,947,386	82,800	—	—	—	4,540,797	—
Other accrued expenses and payables	20,672	7,644	92,243	89,380	90,397	15,118	108,335	39,355	15,634	156,978
Total Liabilities	552,316	288,564	1,917,703	159,748,140	5,394,789	372,411	9,278,111	3,075,727	6,214,058	28,350,545
Net Assets	$141,653,656	$6,068,737	$585,059,942	$1,731,973,648	$1,368,314,955	$67,873,934	$966,701,679	$560,512,907	$235,146,483	$1,617,348,373
Net Assets consist of:
Paid-in capital	$133,901,787	$6,559,053	$520,058,613	$1,655,760,290	$973,529,753	$73,223,769	$471,669,806	$495,916,054	$226,190,236	$1,130,235,022
Total distributable earnings/(losses)	7,751,869	(490,316)	65,001,329	76,213,358	394,785,202	(5,349,835)	495,031,873	64,596,853	8,956,247	487,113,351
Net Assets	$141,653,656	$6,068,737	$585,059,942	$1,731,973,648	$1,368,314,955	$67,873,934	$966,701,679	$560,512,907	$235,146,483	$1,617,348,373
Net Assets
Investor Class	$—	$—	$—	$1,065,051,403	$485,858,707	$26,448,589	$—	$—	$62,745,743	$409,031,220
Trust Class	4,920,022	—	—	72,389,616	74,384,209	6,260,258	—	120,159,857	4,075,200	127,245,649
Advisor Class	—	—	—	102,008,496	10,516,482	—	—	—	2,798,151	—
Institutional Class	128,215,901	5,586,968	550,882,179	356,366,446	260,093,058	29,871,253	888,623,475	240,550,081	107,296,389	692,328,159
Class A	3,131,794	128,537	19,824,675	29,270,376	32,305,745	3,380,502	41,493,470	63,759,650	25,584,914	87,037,243
Class C	1,597,801	120,016	14,172,997	23,116,535	10,353,459	1,234,351	36,584,734	11,946,615	3,961,013	42,770,674
Class R3	2,112,879	—	—	721,281	53,880,901	657,724	—	16,942,469	2,506,460	28,615,220
Class R6	1,675,259	233,216	180,091	83,049,495	440,922,394	21,257	—	107,154,235	26,178,613	230,320,208

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020	February 29, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	37,639,083	32,413,673	1,513,715	—	—	1,698,852	11,928,086
Trust Class	400,456	—	—	2,554,978	4,970,502	358,257	—	8,588,947	110,665	3,705,255
Advisor Class	—	—	—	3,597,424	707,301	—	—	—	76,277	—
Institutional Class	10,467,692	479,457	39,182,833	12,605,156	17,268,410	1,713,788	57,400,844	17,129,620	2,883,210	20,230,530
Class A	256,925	11,048	1,418,475	1,032,999	2,165,336	193,489	2,672,321	4,557,572	693,743	2,537,013
Class C	133,079	10,481	1,025,853	815,286	707,545	70,490	2,365,557	852,651	109,443	1,253,187
Class R3	174,799	—	—	25,401	3,635,657	37,582	—	1,213,966	68,397	833,297
Class R6	136,755	20,000	12,786	2,936,611	29,204,023	1,220	—	7,632,123	702,283	6,732,128
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$28.30	$14.99	$17.47	$—	$—	$36.93	$34.29
Trust Class	12.29	—	—	28.33	14.97	17.47	—	13.99	36.82	34.34
Advisor Class	—	—	—	28.36	14.87	—	—	—	36.68	—
Institutional Class	12.25	11.65	14.06	28.27	15.06	17.43	15.48	14.04	37.21	34.22
Class R3	12.09	—	—	28.40	14.82	17.50	—	13.96	36.65	34.34
Class R6	12.25	11.66	14.08	28.28	15.10	17.43	—	14.04	37.28	34.21
Net Asset Value and redemption price per share
Class A	$12.19	$11.63	$13.98	$28.34	$14.92	$17.47	$15.53	$13.99	$36.88	$34.31
Offering Price per share
Class A‡	$12.93	$12.34	$14.83	$30.07	$15.83	$18.54	$16.48	$14.84	$39.13	$36.40
Net Asset Value and offering price per share
Class C^	$12.01	$11.45	$13.82	$28.35	$14.63	$17.51	$15.47	$14.01	$36.19	$34.13
†Securities on loan, at value:
Unaffiliated issuers	$—	$201,908	$—	$70,564,593	$74,976	$—	$—	$—	$4,353,845	$—
*Cost of Investments:
(a) Unaffiliated issuers	$134,077,073	$6,280,988	$524,117,770	$1,786,647,090	$1,007,263,949	$67,958,123	$591,042,379	$505,832,780	$231,133,160	$1,152,690,427
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$134,077,073	$6,280,988	$524,117,770	$1,786,647,090	$1,007,263,949	$67,958,123	$591,042,379	$505,832,780	$231,133,160	$1,152,690,427
(c) Total cost of foreign currency	$—	$1,103	$—	$—	$—	$—	$—	$—	$—	$556
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$593,224	$21,606,769	$21,647,720	$4,364,479	$48,536,696	$46,502	$162,022	$7,857,160	$40,335	$10,427,738
Dividend income—affiliated issuers (Note F)	—	—	—	—	7,017,786	—	—	—	—	—
Interest and other income—unaffiliated issuers	19,182	445,711	1,572,715	202,109	797,525	645	4,701	266,042	238	509,386
Income from securities loaned—net	—	20,369	—	895	—	—	—	23,617	—	15,968
Foreign taxes withheld	(8,041)	(1,545,565)	(386,176)	(38,402)	(261,940)	(1,504)	(6,524)	(90,213)	(27)	(859,757)
Total income	$604,365	$20,527,284	$22,834,259	$4,529,081	$56,090,067	$45,643	$160,199	$8,056,606	$40,546	$10,093,335
Expenses:
Investment management fees (Note B)	145,445	6,679,167	3,696,647	1,856,799	34,365,257	17,488	290,960	3,298,131	3,749	7,613,460
Administration fees (Note B):
Investor Class	—	—	—	833,909	2,169,082	—	—	1,531,596	—	126,628
Trust Class	—	—	—	94,525	2,741,450	—	—	84,990	—	61,104
Advisor Class	—	—	—	3,429	298,274	—	—	342	—	—
Institutional Class	40,546	851,105	885,543	8,242	2,139,903	2,713	35,114	75,001	2,528	1,264,185
Class A	1,878	57,349	191,783	3,569	—	534	7,675	6,270	364	71,566
Class C	3,423	11,570	228,167	1,641	—	447	233	2,474	127	12,771
Class R3	—	1,267	2,813	—	—	—	—	173	—	—
Class R6	10	56,618	—	—	1,085,269	—	—	7	—	21,169
Distribution fees (Note B):
Trust Class	—	—	—	23,632	—	—	—	21,247	—	—
Advisor Class	—	—	—	2,143	186,422	—	—	214	—	—
Class A	1,805	55,143	184,407	3,431	—	514	7,380	6,029	350	68,813
Class C	13,164	44,501	877,564	6,310	—	1,718	894	9,514	490	49,120
Class R3	—	2,437	5,410	—	—	—	—	333	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	177,468	469,638	—	—	350,433	—	49,682
Trust Class	—	—	—	352	4,784	—	—	469	—	616
Advisor Class	—	—	—	154	4,437	—	—	132	—	—
Institutional Class	189	110,183	3,094	218	11,044	58	423	273	141	9,783
Class A	576	6,326	4,859	210	—	214	3,514	386	269	1,504
Class C	68	245	2,145	85	—	16	81	90	15	392
Class R3	—	475	308	—	—	—	—	76	—	—
Class R6	14	2,310	—	—	5,652	—	—	35	—	1,189
Audit fees	25,962	28,852	32,262	29,548	32,529	27,126	27,189	30,056	27,732	30,168
Custodian and accounting fees	33,675	655,973	98,950	53,106	534,109	31,144	37,909	84,770	32,246	212,727
Insurance	883	24,718	23,073	11,181	164,348	68	895	19,673	80	26,901
Legal fees	22,475	22,475	22,475	27,257	25,796	23,297	30,410	24,802	34,954	23,813
Registration and filing fees	30,501	57,312	44,585	50,170	112,919	23,477	24,637	69,128	26,095	60,021
Repayment to Management of expenses previously assumed by Management (Note B)	—	66,326	—	—	203,193	—	—	—	—	—
Shareholder reports	2,109	42,825	65,752	29,069	373,875	1,560	2,443	50,022	1,687	79,838
Trustees' fees and expenses	26,965	27,099	27,105	27,028	27,973	26,960	26,964	27,083	26,961	27,139
Interest	—	441	2,766	—	131	—	737	4,773	154	3,353
Miscellaneous	3,795	79,654	60,974	26,597	354,296	193	1,960	45,503	220	71,171
Total expenses	353,483	8,884,371	6,460,682	3,270,073	45,310,381	157,527	499,418	5,744,025	158,162	9,887,113

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020
Expenses reimbursed by Management (Note B)	(134,753)	(28,647)	—	(286)	—	(132,958)	(89,545)	(65)	(149,338)	(167,661)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	(68)	(1,083,147)
Total net expenses	218,730	8,855,724	6,460,682	3,269,787	45,310,381	24,569	409,873	5,743,960	8,756	8,636,305
Net investment income/(loss)	$385,635	$11,671,560	$16,373,577	$1,259,294	$10,779,686	$21,074	$(249,674)	$2,312,646	$31,790	$1,457,030
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(189,321)	(518,160)	55,739,585	91,721,593	318,685,359	94,153	138,217	57,747,873	459,396	38,384,300
Transactions in investment securities of affiliated issuers	—	—	—	—	40,501,964	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	313	(242,085)	14,764	(28,304)	8,408	(315)	(885)	(1,662)	859	14,187
Expiration or closing of option contracts written	—	—	852,800	—	—	—	—	1,619,520	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	1,010,727
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(128,939)	22,957,533	(89,790,366)	(54,680,565)	(506,085,836)	(203,142)	4,035,738	20,332,347	(481,697)	(9,382,132)
Investment securities of affiliated issuers	—	—	—	—	(107,322,121)	—	—	—	—	—
Foreign currency translations	(199)	(63,555)	(23,242)	162	178	24	16,679	(3,362)	126	83,661
Option contracts written	—	—	407,916	—	—	—	—	1,385,529	—	—
Net gain/(loss) on investments	(318,146)	22,133,733	(32,798,543)	37,012,886	(254,212,048)	(109,280)	4,189,749	81,080,245	(21,316)	30,110,743
Net increase/(decrease) in net assets resulting from operations	$67,489	$33,805,293	$(16,424,966)	$38,272,180	$(243,432,362)	$(88,206)	$3,940,075	$83,392,891	$10,474	$31,567,773

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$854,958	$29,766	$2,018,897	$24,764,868	$3,813,392	$870,577	$7,375,880	$6,141,664	$517,858	$12,772,997
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	57,089	3,184	401,908	630,239	232,552	6,304	76,106	60,034	119,237	206,773
Income from securities loaned—net	1,624	1,046	—	222,870	24,288	—	—	—	12,094	—
Foreign taxes withheld	(71,323)	(2,835)	—	(73,383)	(12,488)	—	(57,000)	(8,413)	—	(226,807)
Total income	$842,348	$31,161	$2,420,805	$25,544,594	$4,057,744	$876,881	$7,394,986	$6,193,285	$649,189	$12,752,963
Expenses:
Investment management fees (Note B)	500,853	26,961	2,575,240	4,592,067	3,549,111	237,952	3,259,944	2,191,522	991,208	4,362,210
Administration fees (Note B):
Investor Class	—	—	—	1,570,225	664,750	43,777	—	—	85,723	594,279
Trust Class	10,425	—	—	167,109	155,883	15,559	—	258,187	8,949	312,935
Advisor Class	—	—	—	236,467	23,312	—	—	—	5,690	—
Institutional Class	101,226	4,370	449,294	296,924	206,539	27,892	818,327	172,009	72,993	590,715
Class A	4,350	190	27,381	74,949	44,523	6,649	62,675	88,904	43,335	124,861
Class C	2,192	164	21,700	31,159	14,192	1,992	52,464	15,047	5,796	61,795
Class R3	2,923	—	—	1,022	72,979	1,577	—	25,342	3,232	41,175
Class R6	8,667	61	48	9,751	115,477	6	—	22,497	6,100	60,579
Distribution fees (Note B):
Trust Class	2,606	—	—	41,777	—	3,890	—	64,547	2,237	78,234
Advisor Class	—	—	—	147,792	14,570	—	—	—	3,556	—
Class A	4,182	183	26,329	72,066	42,811	6,393	60,264	85,484	41,669	120,059
Class C	8,433	630	83,463	119,842	54,586	7,660	201,784	57,875	22,293	237,673
Class R3	5,621	—	—	1,966	140,343	3,033	—	48,734	6,215	79,183
Shareholder servicing agent fees:
Investor Class	—	—	—	339,775	198,384	17,449	—	—	39,841	172,994
Trust Class	3,169	—	—	861	572	310	—	12,479	279	2,646
Advisor Class	—	—	—	1,208	555	—	—	—	308	—
Institutional Class	453	47	3,401	1,964	4,160	600	6,579	2,300	1,043	6,108
Class A	223	143	3,170	1,659	1,798	363	5,186	2,086	11,483	5,882
Class C	95	9	418	601	482	145	838	852	241	1,219
Class R3	167	—	—	180	2,180	180	—	2,161	1,829	1,646
Class R6	65	4	62	89	6,234	35	—	1,557	180	4,234
Audit fees	30,056	24,217	12,961	30,209	12,961	12,631	12,961	29,174	12,961	9,734
Custodian and accounting fees	49,567	31,307	48,198	116,986	91,042	36,543	66,321	52,466	45,952	125,321
Insurance	2,907	99	10,811	26,108	22,262	1,922	19,058	7,058	2,472	31,229
Legal fees	23,128	24,421	22,475	22,803	23,768	24,261	22,475	22,475	24,974	22,607
Registration and filing fees	55,814	31,398	45,216	92,555	73,266	59,853	43,407	53,807	79,927	75,545
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	33	—	1,210	—	—	—	—
Shareholder reports	5,349	2,058	67,287	72,415	62,550	8,429	39,687	28,301	19,087	71,962
Trustees' fees and expenses	26,977	26,960	27,022	27,135	27,097	26,969	27,079	27,008	26,982	27,141
Interest	—	—	4,739	—	—	4,846	9,913	—	1,113	2,512
Miscellaneous	10,073	533	22,381	57,247	50,696	6,017	50,718	18,996	8,830	70,240
Total expenses	859,521	173,755	3,451,596	8,154,944	5,677,083	558,143	4,759,680	3,290,868	1,576,498	7,294,718

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020	For the Six Months Ended February 29, 2020
Expenses reimbursed by Management (Note B)	(114,457)	(139,524)	(122,147)	—	—	(3,276)	—	(630,435)	(332,074)	—
Investment management fees waived (Note B)	—	—	—	—	—	(106,216)	—	—	—	—
Total net expenses	745,064	34,231	3,329,449	8,154,944	5,677,083	448,651	4,759,680	2,660,433	1,244,424	7,294,718
Net investment income/(loss)	$97,284	$(3,070)	$(908,644)	$17,389,650	$(1,619,339)	$428,230	$2,635,306	$3,532,852	$(595,235)	$5,458,245
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,266,753	8,841	11,437,340	90,426,849	47,480,494	(2,535,313)	136,559,941	17,979,280	2,578,463	22,712,983
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Redemption in-kind	(191,436)	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	384	(645)	—	1,219	—	—	—	—	—	8,679
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	1,847,930	234,570	(10,773,041)	(174,613,573)	(56,456,941)	(3,315,188)	(116,137,832)	(44,688,916)	(245,123)	1,990,391
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	10,203	80	—	—	—	—	—	—	—	37,499
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	5,933,834	242,846	664,299	(84,185,505)	(8,976,447)	(5,850,501)	20,422,109	(26,709,636)	2,333,340	24,749,552
Net increase/(decrease) in net assets resulting from operations	$6,031,118	$239,776	$(244,345)	$(66,795,855)	$(10,595,786)	$(5,422,271)	$23,057,415	$(23,176,784)	$1,738,105	$30,207,797

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$385,635	$850,372	$11,671,560	$17,213,658	$16,373,577	$35,050,514	$1,259,294	$3,385,324	$10,779,686	$21,693,090
Net realized gain/(loss) on investments	(189,008)	(620,373)	(760,245)	(46,390,310)	56,607,149	47,229,463	91,693,289	3,660,884	359,195,731	909,517,395
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	(129,138)	(2,016,213)	22,893,978	6,509,922	(89,405,692)	(49,006,176)	(54,680,403)	(27,698,216)	(613,407,779)	(941,004,665)
Net increase/(decrease) in net assets resulting from operations	67,489	(1,786,214)	33,805,293	(22,666,730)	(16,424,966)	33,273,801	38,272,180	(20,652,008)	(243,432,362)	(9,794,180)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(75,205,232)	(47,553,306)	(93,945,287)	(163,650,822)
Trust Class	—	—	—	—	—	—	(5,351,763)	(3,791,448)	(75,018,791)	(133,145,278)
Advisor Class	—	—	—	—	—	—	(188,376)	(130,256)	(8,290,810)	(16,626,920)
Institutional Class	(804,626)	(2,644,389)	(20,574,096)	(10,212,461)	(51,683,931)	(75,478,635)	(1,293,502)	(594,783)	(167,718,230)	(289,491,380)
Class A	(15,065)	(82,986)	(702,541)	(221,548)	(6,246,132)	(10,531,062)	(314,401)	(237,335)	—	—
Class C	(6,073)	(140,477)	(64,329)	—	(6,750,312)	(12,834,034)	(142,600)	(110,917)	—	—
Class R3	—	—	(11,446)	(424)	(89,728)	(116,014)	—	—	—	—
Class R6	(622)	(1,443)	(4,593,292)	(1,646,005)	—	—	—	—	(254,709,597)	(401,113,849)
Total distributions to shareholders	(826,386)	(2,869,295)	(25,945,704)	(12,080,438)	(64,770,103)	(98,959,745)	(82,495,874)	(52,418,045)	(599,682,715)	(1,004,028,249)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	2,312,151	3,000,443	48,522,330	82,220,363
Trust Class	—	—	—	—	—	—	408,687	576,130	87,519,107	218,866,991
Advisor Class	—	—	—	—	—	—	124,428	192,619	7,626,746	16,047,333
Institutional Class	2,217,669	12,175,824	225,551,870	523,279,482	73,924,477	218,362,745	3,868,907	2,749,261	388,462,582	495,865,881
Class A	80,061	145,678	6,290,027	22,366,127	13,407,230	53,056,638	55,599	258,932	—	—
Class C	—	99,476	447,698	2,371,776	3,596,188	10,406,758	2,914	123,675	—	—
Class R3	—	—	157,524	589,171	568,293	933,262	—	—	—	—
Class R6	—	11,467	14,019,367	92,466,770	—	—	—	—	257,646,986	522,495,448
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	68,532,381	43,190,016	90,300,146	158,366,013
Trust Class	—	—	—	—	—	—	5,298,074	3,771,745	74,517,483	132,025,298
Advisor Class	—	—	—	—	—	—	188,151	130,115	8,065,695	15,819,504
Institutional Class	804,626	2,644,389	8,256,034	4,226,257	45,967,169	65,239,109	1,234,994	548,125	149,539,999	260,982,348
Class A	15,065	81,362	370,146	140,782	5,354,083	9,046,492	302,132	204,692	—	—
Class C	6,057	140,476	24,577	—	4,991,096	9,790,118	135,364	105,670	—	—
Class R3	—	—	7,459	219	70,472	80,874	—	—	—	—
Class R6	—	—	4,593,045	1,646,005	—	—	—	—	252,805,572	398,405,440

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(36,885,977)	(53,311,484)	(124,307,487)	(332,034,566)
Trust Class	—	—	—	—	—	—	(5,603,034)	(10,056,620)	(267,260,977)	(367,208,933)
Advisor Class	—	—	—	—	—	—	(156,618)	(816,081)	(33,785,956)	(54,039,996)
Institutional Class	(3,351,447)	(12,723,266)	(188,954,298)	(570,930,826)	(109,724,366)	(264,668,584)	(1,070,992)	(2,244,370)	(436,113,190)	(895,208,099)
Class A	(246,498)	(435,074)	(12,539,722)	(24,252,605)	(21,175,258)	(94,313,252)	(196,903)	(905,212)	—	—
Class C	(425,780)	(637,797)	(1,369,004)	(3,916,535)	(23,680,468)	(78,723,136)	(129,834)	(479,903)	—	—
Class R3	—	—	(301,508)	(1,011,328)	(163,451)	(1,246,968)	—	—	—	—
Class R6	(12,366)	—	(44,357,026)	(37,798,350)	—	—	—	—	(338,150,380)	(697,137,895)
Net increase/(decrease) from Fund share transactions	(912,613)	1,502,535	12,196,189	9,176,945	(6,864,535)	(72,035,944)	38,420,424	(12,962,247)	165,388,656	(44,534,870)
Net Increase/(Decrease) in Net Assets	(1,671,510)	(3,152,974)	20,055,778	(25,570,223)	(88,059,604)	(137,721,888)	(5,803,270)	(86,032,300)	(677,726,421)	(1,058,357,299)
Net Assets:
Beginning of period	55,391,136	58,544,110	1,350,697,712	1,376,267,935	1,470,434,430	1,608,156,318	678,428,779	764,461,079	10,246,575,794	11,304,933,093
End of period	$53,719,626	$55,391,136	$1,370,753,490	$1,350,697,712	$1,382,374,826	$1,470,434,430	$672,625,509	$678,428,779	$9,568,849,373	$10,246,575,794

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$21,074	$45,602	$(249,674)	$491,388	$2,312,646	$6,782,720	$31,790	$34,145	$1,457,030	$18,657,528
Net realized gain/(loss) on investments	93,838	77,258	137,332	(2,545,790)	59,365,731	80,360,710	460,255	400,376	38,398,487	5,052,507
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	1,010,727	—
Change in net unrealized appreciation/(depreciation) of investments	(203,118)	360,448	4,052,417	(3,440,552)	21,714,514	(46,419,933)	(481,571)	(662,003)	(9,298,471)	(131,924,783)
Net increase/(decrease) in net assets resulting from operations	(88,206)	483,308	3,940,075	(5,494,954)	83,392,891	40,723,497	10,474	(227,482)	31,567,773	(108,214,748)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	(70,586,134)	(97,976,219)	—	—	(2,478,769)	(935,746)
Trust Class	—	—	—	—	(2,133,084)	(4,377,526)	—	—	(743,711)	(328,708)
Advisor Class	—	—	—	—	(9,889)	(25,097)	—	—	—	—
Institutional Class	(132,648)	(89,182)	(423,155)	(22,189,678)	(6,402,335)	(7,149,786)	(730,795)	(279,612)	(45,951,233)	(20,276,255)
Class A	(14,040)	(9,999)	(30,448)	(2,407,400)	(273,588)	(466,832)	(63,558)	(22,278)	(1,332,657)	(543,627)
Class C	(10,580)	(7,444)	—	(65,820)	(107,584)	(141,247)	(21,450)	(6,324)	(169,333)	(33,825)
Class R3	—	—	—	—	(6,645)	(26,896)	—	—	—	—
Class R6	—	—	—	—	(1,818)	—	—	—	(2,444,715)	(1,072,623)
Total distributions to shareholders	(157,268)	(106,625)	(453,603)	(24,662,898)	(79,521,077)	(110,163,603)	(815,803)	(308,214)	(53,120,418)	(23,190,784)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	7,068,240	11,460,485	—	—	973,660	2,057,831
Trust Class	—	—	—	—	1,826,019	1,983,090	—	—	666,450	1,584,137
Advisor Class	—	—	—	—	31,419	135,837	—	—	—	—
Institutional Class	307,893	898,925	4,904,066	8,394,481	22,006,188	15,665,799	735,951	107,072	378,875,685	662,224,133
Class A	77,070	53,314	—	—	4,786,174	1,758,941	30,777	63,957	7,538,956	11,406,660
Class C	—	1,000	—	—	71,866	434,023	—	—	508,406	1,121,989
Class R3	—	—	—	—	5,496	77,606	—	—	—	—
Class R6	—	—	—	—	—	25,000	—	—	8,418,197	27,203,702
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	66,464,746	92,683,222	—	—	2,386,570	893,470
Trust Class	—	—	—	—	2,120,471	4,325,182	—	—	690,385	309,973
Advisor Class	—	—	—	—	9,889	25,097	—	—	—	—
Institutional Class	132,648	89,182	353,427	21,067,612	6,347,905	7,064,009	730,795	279,612	29,465,628	14,014,957
Class A	7,739	3,728	29,170	2,279,172	245,649	441,733	45,987	18,008	270,092	156,955
Class C	5,623	3,285	—	56,012	98,908	130,069	6,279	2,307	124,890	24,633
Class R3	—	—	—	—	6,644	16,792	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	2,442,802	1,072,234

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(47,511,070)	(104,354,132)	—	—	(7,803,817)	(10,562,233)
Trust Class	—	—	—	—	(14,588,445)	(14,134,405)	—	—	(3,835,719)	(10,326,842)
Advisor Class	—	—	—	—	(13,812)	(169,503)	—	—	—	—
Institutional Class	(128,732)	(120,337)	(3,815,620)	(35,993,420)	(8,529,831)	(17,146,374)	(727,515)	(1,499,700)	(137,125,616)	(815,615,134)
Class A	(41,247)	(15,746)	(1,569,055)	(3,581,975)	(727,177)	(3,095,566)	(84,985)	(182,014)	(8,074,514)	(22,623,553)
Class C	(4,061)	—	(57)	(64,045)	(153,790)	(481,808)	—	(16,246)	(1,378,511)	(4,892,701)
Class R3	—	—	—	—	(43,816)	(331,602)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(11,642,460)	(18,009,247)
Net increase/(decrease) from Fund share transactions	356,933	913,351	(98,069)	(7,842,163)	39,521,673	(3,486,505)	737,289	(1,227,004)	262,501,084	(159,959,036)
Net Increase/(Decrease) in Net Assets	111,459	1,290,034	3,388,403	(38,000,015)	43,393,487	(72,926,611)	(68,040)	(1,762,700)	240,948,439	(291,364,568)
Net Assets:
Beginning of period	4,174,083	2,884,049	51,415,387	89,415,402	1,261,405,696	1,334,332,307	3,547,681	5,310,381	1,784,416,376	2,075,780,944
End of period	$4,285,542	$4,174,083	$54,803,790	$51,415,387	$1,304,799,183	$1,261,405,696	$3,479,641	$3,547,681	$2,025,364,815	$1,784,416,376

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$97,284	$2,165,287	$(3,070)	$57,398	$(908,644)	$(1,575,073)	$17,389,650	$29,858,687	$(1,619,339)	$(2,932,463)
Net realized gain/(loss) on investments	4,075,701	92,362	8,196	(504,727)	11,437,340	38,498,865	90,428,068	36,221,198	47,480,494	88,645,355
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	1,858,133	(7,384,792)	234,650	(335,014)	(10,773,041)	(127,169,053)	(174,613,573)	30,095,557	(56,456,941)	(25,530,049)
Net increase/(decrease) in net assets resulting from operations	6,031,118	(5,127,143)	239,776	(782,343)	(244,345)	(90,245,261)	(66,795,855)	96,175,442	(10,595,786)	60,182,843
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(46,697,641)	(134,999,774)	(26,846,203)	(44,034,806)
Trust Class	(148,073)	(112,588)	—	—	—	—	(3,072,303)	(7,863,053)	(4,113,798)	(6,739,091)
Advisor Class	—	—	—	—	—	—	(4,213,347)	(13,649,365)	(614,615)	(1,304,475)
Institutional Class	(4,271,772)	(2,534,554)	(48,086)	(102,176)	(17,230,373)	(66,824,067)	(16,662,037)	(13,794,547)	(14,438,770)	(30,077,793)
Class A	(97,131)	(50,866)	(581)	(2,957)	(610,091)	(2,297,554)	(2,657,602)	(545,749)	(1,808,431)	(3,791,055)
Class C	(37,380)	(22,153)	—	(2,143)	(487,777)	(2,355,295)	(819,948)	(266,394)	(596,459)	(979,858)
Class R3	(58,043)	(36,086)	—	—	—	—	(26,674)	(41,214)	(2,940,823)	(1,260,005)
Class R6	(1,151,998)	(169,118)	(2,238)	(4,406)	(5,721)	—	(3,363,793)	—	(24,076,088)	(37,921,326)
Total distributions to shareholders	(5,764,397)	(2,925,365)	(50,905)	(111,682)	(18,333,962)	(71,476,916)	(77,513,345)	(171,160,096)	(75,435,187)	(126,108,409)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	10,310,784	57,038,455	3,497,460	14,157,228
Trust Class	27,000	153,958	—	—	—	—	5,043,989	24,969,100	5,817,946	12,925,930
Advisor Class	—	—	—	—	—	—	3,753,956	10,000,035	1,316,299	4,248,722
Institutional Class	7,024,772	20,112,590	30,030	41,350	56,476,434	199,421,130	120,606,908	268,690,520	27,288,330	59,509,965
Class A	288,570	456,139	681	17,696	5,438,487	30,509,510	28,351,641	47,686,576	4,727,569	7,660,543
Class C	85,945	205,016	—	—	810,976	2,033,953	5,999,042	14,187,290	978,010	827,693
Class R3	239,342	524,500	—	—	—	—	26,572	784,330	3,881,723	39,801,518
Class R6	3,414,977	21,500,000	—	—	30,000	172,673	92,096,409	257,585	41,788,349	114,859,861
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	44,935,853	130,095,377	25,529,204	41,798,280
Trust Class	140,859	74,260	—	—	—	—	2,908,857	7,709,653	4,112,974	6,736,065
Advisor Class	—	—	—	—	—	—	4,194,554	13,624,362	420,031	818,776
Institutional Class	4,171,081	2,481,369	48,086	102,176	14,983,837	57,901,089	12,926,537	12,691,856	14,161,776	29,536,054
Class A	70,428	37,876	100	1,117	569,699	2,241,925	2,135,745	365,686	1,666,053	3,663,112
Class C	21,435	11,483	—	303	419,712	2,089,821	421,383	148,351	575,702	945,129
Class R3	40,982	27,555	—	—	—	—	25,595	33,911	2,904,941	1,164,496
Class R6	1,151,026	168,583	—	—	4,939	—	3,362,619	—	22,949,077	36,543,004

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	25,809,513	—	—
Class A	—	—	—	—	—	—	—	3,922,304	—	—
Class C	—	—	—	—	—	—	—	4,057,725	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(79,660,897)	(108,103,222)	(25,612,913)	(48,184,001)
Trust Class	(201,983)	(2,760,610)	—	—	—	—	(11,605,831)	(15,949,413)	(8,466,402)	(15,661,589)
Advisor Class	—	—	—	—	—	—	(12,801,409)	(26,840,169)	(2,505,047)	(7,652,437)
Institutional Class	(10,591,443)	(29,863,213)	(5,689)	(180,547)	(77,221,366)	(210,935,475)	(85,658,024)	(66,593,519)	(38,800,894)	(140,737,406)
Class A	(464,512)	(940,598)	(16,907)	(64,139)	(5,174,997)	(26,718,984)	(52,969,227)	(3,470,945)	(5,057,955)	(26,027,843)
Class C	(39,030)	(915,344)	(5,535)	(15,303)	(3,469,981)	(6,739,358)	(976,054)	(814,389)	(1,278,092)	(1,881,239)
Class R3	(476,648)	(1,569,550)	—	—	—	—	(18,502)	(406,647)	(5,679,917)	(9,433,559)
Class R6	(33,323,648)	(1,320,000)	—	—	(18,180)	—	(720,178)	(5)	(57,472,502)	(109,688,987)
Net increase/(decrease) from Fund share transactions	(28,420,847)	8,384,014	50,766	(97,347)	(7,150,440)	49,976,284	92,690,322	399,894,320	16,741,722	15,929,315
Net Increase/(Decrease) in Net Assets	(28,154,126)	331,506	239,637	(991,372)	(25,728,747)	(111,745,893)	(51,618,878)	324,909,666	(69,289,251)	(49,996,251)
Net Assets:
Beginning of period	169,807,782	169,476,276	5,829,100	6,820,472	610,788,689	722,534,582	1,783,592,526	1,458,682,860	1,437,604,206	1,487,600,457
End of period	$141,653,656	$169,807,782	$6,068,737	$5,829,100	$585,059,942	$610,788,689	$1,731,973,648	$1,783,592,526	$1,368,314,955	$1,437,604,206

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$428,230	$1,145,193	$2,635,306	$10,549,707	$3,532,852	$6,097,499	$(595,235)	$(998,581)	$5,458,245	$17,524,475
Net realized gain/(loss) on investments	(2,535,313)	(1,169,391)	136,559,941	297,664,281	17,979,280	16,081,641	2,578,463	13,324,076	22,721,662	251,894,531
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	(3,315,188)	(15,881,910)	(116,137,832)	(302,360,909)	(44,688,916)	65,964,352	(245,123)	(11,696,325)	2,027,890	(352,941,164)
Net increase/(decrease) in net assets resulting from operations	(5,422,271)	(15,906,108)	23,057,415	5,853,079	(23,176,784)	88,143,492	1,738,105	629,170	30,207,797	(83,522,158)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(368,800)	(2,762,307)	—	—	—	—	(2,595,094)	(10,344,517)	(39,991,579)	(47,001,729)
Trust Class	(78,507)	(667,977)	—	—	(5,162,737)	(7,851,890)	(180,321)	(672,894)	(13,436,402)	(16,512,046)
Advisor Class	—	—	—	—	—	—	(110,899)	(381,752)	—	—
Institutional Class	(498,013)	(3,917,175)	(200,706,891)	(147,622,516)	(9,497,486)	(11,382,684)	(3,818,421)	(2,841,930)	(70,956,106)	(76,096,584)
Class A	(50,959)	(527,988)	(8,114,216)	(6,423,764)	(2,794,875)	(3,521,373)	(1,158,204)	(821,529)	(8,167,976)	(9,516,206)
Class C	(4,534)	(137,143)	(6,809,522)	(3,583,140)	(430,223)	(666,531)	(182,145)	(539,151)	(3,811,205)	(4,556,532)
Class R3	(7,197)	(155,006)	—	—	(773,980)	(1,017,476)	(98,288)	(274,291)	(2,679,806)	(2,534,234)
Class R6	(371)	—	—	—	(3,830,790)	(3,773,194)	(842,788)	(4,380)	(19,113,173)	(23,974,385)
Total distributions to shareholders	(1,008,381)	(8,167,596)	(215,630,629)	(157,629,420)	(22,490,091)	(28,213,148)	(8,986,160)	(15,880,444)	(158,156,247)	(180,191,716)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	329,780	27,826,867	—	—	—	—	1,439,634	5,799,259	20,428,043	25,001,547
Trust Class	133,618	796,460	—	—	14,270,156	17,380,172	64,003	753,112	5,942,012	18,117,171
Advisor Class	—	—	—	—	—	—	372,295	1,854,561	—	—
Institutional Class	2,967,860	17,697,422	94,350,930	161,758,120	100,260,878	57,811,234	45,790,691	95,020,900	75,472,662	183,454,217
Class A	342,100	16,035,273	5,104,538	15,497,491	22,541,979	20,389,576	5,608,940	73,670,601	7,247,651	20,718,163
Class C	106,432	375,520	3,170,798	5,225,404	3,580,348	442,437	826,527	1,890,926	2,211,952	4,916,432
Class R3	71,865	379,231	—	—	3,933,181	5,903,468	533,114	5,273,834	4,030,702	8,546,505
Class R6	—	25,000	—	—	48,826,994	21,078,040	9,609,647	21,713,424	77,954,369	98,444,816
Proceeds from reinvestment of dividends and distributions:
Investor Class	348,989	2,645,874	—	—	—	—	2,558,816	10,178,236	38,305,688	45,673,575
Trust Class	76,684	657,091	—	—	5,104,753	7,805,052	163,896	641,874	13,361,172	16,406,292
Advisor Class	—	—	—	—	—	—	110,899	381,752	—	—
Institutional Class	498,013	3,905,772	180,707,254	137,937,886	8,115,239	10,228,119	3,809,945	2,796,980	64,321,004	68,420,988
Class A	37,549	404,569	7,132,839	5,674,280	2,656,634	3,379,123	1,124,046	803,524	7,522,495	8,675,604
Class C	3,898	122,003	6,068,379	3,273,945	383,996	594,593	180,348	507,926	3,319,170	4,058,782
Class R3	5,002	133,711	—	—	758,100	967,298	92,624	248,431	2,542,907	2,369,964
Class R6	—	—	—	—	3,830,789	3,773,194	841,917	360	19,113,173	23,974,384
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Fiscal Year Ended August 31, 2019
Proceeds from shares issued in connection with tax-free reorganization (Note H):
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(6,139,018)	(27,913,700)	—	—	—	—	(5,273,319)	(8,499,590)	(63,431,051)	(230,755,317)
Trust Class	(1,293,634)	(1,809,524)	—	—	(19,794,879)	(43,660,266)	(642,092)	(678,028)	(44,040,790)	(79,129,575)
Advisor Class	—	—	—	—	—	—	(398,841)	(1,650,118)	—	—
Institutional Class	(10,937,191)	(22,720,460)	(306,413,829)	(926,728,677)	(61,847,261)	(56,374,056)	(26,732,955)	(23,029,634)	(160,423,308)	(328,752,676)
Class A	(2,995,342)	(18,399,829)	(12,968,899)	(39,627,262)	(19,825,147)	(26,351,626)	(30,070,393)	(27,770,395)	(15,917,774)	(45,596,429)
Class C	(242,087)	(949,309)	(5,295,979)	(10,964,525)	(1,565,351)	(5,200,385)	(1,205,811)	(834,499)	(6,889,364)	(16,910,284)
Class R3	(1,313,868)	(451,458)	—	—	(6,838,374)	(6,941,139)	(491,643)	(4,968,586)	(7,539,839)	(11,720,277)
Class R6	—	—	—	—	(11,142,154)	(16,506,493)	(4,384,726)	(473,984)	(86,281,251)	(171,115,032)
Net increase/(decrease) from Fund share transactions	(17,999,350)	(1,239,487)	(28,143,969)	(647,953,338)	93,249,881	(5,281,659)	3,927,562	153,630,866	(42,750,377)	(355,201,150)
Net Increase/(Decrease) in Net Assets	(24,430,002)	(25,313,191)	(220,717,183)	(799,729,679)	47,583,006	54,648,685	(3,320,493)	138,379,592	(170,698,827)	(618,915,024)
Net Assets:
Beginning of period	92,303,936	117,617,127	1,187,418,862	1,987,148,541	512,929,901	458,281,216	238,466,976	100,087,384	1,788,047,200	2,406,962,224
End of period	$67,873,934	$92,303,936	$966,701,679	$1,187,418,862	$560,512,907	$512,929,901	$235,146,483	$238,466,976	$1,617,348,373	$1,788,047,200

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman Integrated Large Cap Fund ("Integrated Large Cap") (formerly, Neuberger Berman Global Equity Fund), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") and Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares and fourteen offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Integrated Large Cap and changed its investment strategy including its investment risks, portfolio management team, benchmark and fees and expenses.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks and units, warrants and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs).

Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as class members. The amounts of such proceeds for the six months ended February 29, 2020, were $1,574 and $628, for Genesis and Large Cap Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 29, 2020, the Funds did not have any unrecognized tax positions.

At February 29, 2020, selected Fund information for all long security positions and derivative instruments, if any, for U.S. federal income tax purposes was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$49,099,814	$8,482,396	$3,916,262	$4,566,134
Emerging Markets Equity	1,292,994,349	206,131,534	108,522,001	97,609,533
Equity Income	1,196,899,450	226,908,047	44,105,459	182,802,588
Focus	640,404,567	85,317,402	18,585,259	66,732,143
Genesis	5,506,394,031	4,366,698,765	315,415,028	4,051,283,737
Global Real Estate	4,033,738	445,470	171,357	274,113
Greater China Equity	53,701,747	4,300,792	3,616,164	684,628
Guardian	979,004,280	346,843,331	22,970,824	323,872,507
Integrated Large Cap	3,373,091	314,847	205,398	109,449
International Equity	1,976,100,871	215,296,643	143,746,829	71,549,814
International Select	134,454,852	17,135,557	10,029,252	7,106,305
International Small Cap	6,294,343	679,579	672,361	7,218
Intrinsic Value	528,938,850	148,677,090	91,558,820	57,118,270
Large Cap Value	1,793,944,882	105,847,817	108,135,795	(2,287,978)
Mid Cap Growth	1,007,035,499	395,517,544	30,808,259	364,709,285
Mid Cap Intrinsic Value	67,852,703	11,597,621	11,326,256	271,365
Multi-Cap Opportunities	590,897,078	387,798,292	12,050,920	375,747,372
Real Estate	506,334,006	73,230,200	17,384,718	55,845,482
Small Cap Growth	231,337,225	21,929,709	14,881,955	7,047,754
Sustainable Equity	1,153,013,940	503,289,816	43,797,654	459,492,162

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, net operating losses written off, differences transferred to a surviving fund following a merger, non-deductible expenses from partnerships, and adjustments from securities redeemed in-kind. For the year ended August 31, 2019, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$520	$(520)
Emerging Markets Equity	—	—
Equity Income	6,743,896	(6,743,896)
Focus	1,196,242	(1,196,242)
Genesis	145,409,906	(145,409,906)
Global Real Estate	5	(5)
Greater China Equity	—	—
Guardian	4,500,089	(4,500,089)
Integrated Large Cap	—	—
International Equity	3,714,010	(3,714,010)
International Select	215,645	(215,645)
International Small Cap	—	—
Intrinsic Value	6,179,223	(6,179,223)
Large Cap Value	8,971,478	(8,971,478)
Mid Cap Growth	8,540,569	(8,540,569)
Mid Cap Intrinsic Value	(13,704)	13,704
Multi-Cap Opportunities	64,277,035	(64,277,035)
Real Estate	2,131,350	(2,131,350)
Small Cap Growth	3,478,342	(3,478,342)
Sustainable Equity	65,481,908	(65,481,908)

The tax character of distributions paid during the years ended August 31, 2019, and August 31, 2018, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018
Dividend Growth	$878,382	$505,410	$1,990,913	$624,343	$—	$—	$2,869,295	$1,129,753
Emerging Markets Equity	12,080,438	6,837,681	—	—	—	—	12,080,438	6,837,681
Equity Income	33,714,658	45,816,093	65,245,087	63,269,560	—	—	98,959,745	109,085,653
Focus	18,916,856	33,895,157	33,501,189	29,442,423	—	—	52,418,045	63,337,580
Genesis	20,419,535	63,910,574	983,608,714	1,291,918,972	—	—	1,004,028,249	1,355,829,546
Global Real Estate	73,452	51,623	33,173	24,773	—	—	106,625	76,396
Greater China Equity	11,364,203	8,294,757	13,298,695	6,092,283	—	—	24,662,898	14,387,040
Guardian	29,808,349	21,564,458	80,355,254	62,358,000	—	—	110,163,603	83,922,458
Integrated Large Cap	75,450	26,186	232,764	—	—	—	308,214	26,186
International Equity	18,471,465	16,661,495	4,719,319	—	—	—	23,190,784	16,661,495
International Select	1,242,508	2,625,735	1,682,857	—	—	—	2,925,365	2,625,735

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018
International Small Cap	$15,182	$112,414	$96,500	$—	$—	$—	$111,682	$112,414
Intrinsic Value	11,727,225	5,894,092	59,749,691	39,928,465	—	—	71,476,916	45,822,557
Large Cap Value	48,424,781	58,656,776	122,735,314	60,050,227	—	—	171,160,095	118,707,003
Mid Cap Growth	20,803,058	10,423,416	105,305,351	94,016,995	—	—	126,108,409	104,440,411
Mid Cap Intrinsic Value	3,594,717	1,057,152	4,572,879	6,079,356	—	—	8,167,596	7,136,508
Multi-Cap Opportunities	11,530,044	10,555,931	146,099,376	187,661,598	—	—	157,629,420	198,217,529
Real Estate	6,014,323	7,230,660	22,198,825	23,352,045	—	—	28,213,148	30,582,705
Small Cap Growth	10,737,489	—	5,142,955	1,129,421	—	—	15,880,444	1,129,421
Sustainable Equity	11,102,674	31,075,924	169,089,043	114,350,242	—	—	180,191,717	145,426,166

As of August 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$826,026	$—	$4,664,017	$(538,359)	$—	$4,951,684
Emerging Markets Equity	12,296,996	—	75,740,302	(78,400,665)	(19,592)	9,617,041
Equity Income	3,925,399	37,428,678	272,253,224	—	—	313,607,301
Focus	3,361,783	2,384,426	120,586,822	—	(93,052)	126,239,979
Genesis	11,081,971	498,092,485	4,661,883,108	—	—	5,171,057,564
Global Real Estate	51,947	47,091	477,318	—	(1,784)	574,572
Greater China Equity	453,480	—	(3,294,512)	(10,741,550)	(17,525)	(13,600,107)
Guardian	24,613,618	40,887,423	301,639,013	—	(25,218)	367,114,836
Integrated Large Cap	28,103	376,486	579,180	—	—	983,769
International Equity	15,829,475	4,157,167	81,538,286	—	(331)	101,524,597
International Select	1,957,837	289,184	5,250,082	—	(11,955)	7,485,148
International Small Cap	50,883	—	(227,302)	(502,768)	—	(679,187)
Intrinsic Value	2,473,029	13,732,506	67,448,301	—	(74,200)	83,579,636
Large Cap Value	23,826,214	22,479,704	174,216,641	—	—	220,522,559
Mid Cap Growth	—	62,345,876	421,044,393	(2,574,094)	—	480,816,175
Mid Cap Intrinsic Value	527,332	(2,553,157)	3,106,642	—	—	1,080,817
Multi-Cap Opportunities	6,875,456	188,844,424	491,885,207	—	—	687,605,087
Real Estate	—	9,659,294	100,604,434	—	—	110,263,728
Small Cap Growth	7,202,678	1,782,696	7,218,928	—	—	16,204,302
Sustainable Equity	11,213,620	146,938,088	456,910,093	—	—	615,061,801

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, partnership basis adjustments, convertible bond adjustments, loss limitation due to ownership change, tax adjustments related to real estate investment trusts ("REITs") and mark to market adjustments on forwards, passive foreign investment companies and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Dividend Growth	$53,083		$485,276
Emerging Markets Equity	31,538,458		46,862,207
Greater China Equity	2,609,992	*	8,131,557	*
International Small Cap	117,597		385,171

*  Future utilization is limited under current tax regulation.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2019, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$2,574,094	$—	$—
Mid Cap Intrinsic Value	—	2,298,359	254,798

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At February 29, 2020, there were no outstanding balances of accrued capital gains taxes for any Fund.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At February 29, 2020, these Funds estimated these amounts for the period January 1, 2020 to February 29, 2020 within the financial statements because the 2020 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2019, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 29, 2020, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 29, 2020. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Equity Income used options written to generate incremental returns. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 29, 2020, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(2,352,378)	$(2,352,378)
Total Value—Liabilities		$(2,352,378)	$(2,352,378)
Guardian
Options written	Option contracts written, at value	$(100,588)	$(100,588)
Total Value—Liabilities		$(100,588)	$(100,588)

The impact of the use of derivative instruments on the Statements of Operations during the six months ended February 29, 2020, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$852,800	$852,800
Total Realized Gain/(Loss)		$852,800	$852,800
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$363,731	$363,731
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	1,619,520	1,619,520
Total Realized Gain/(Loss)		$1,983,251	$1,983,251

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$407,916	$407,916
Total Change in Appreciation/(Depreciation)		$407,916	$407,916
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$(324,618)	$(324,618)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	1,385,529	1,385,529
Total Change in Appreciation/(Depreciation)		$1,060,911	$1,060,911

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income and Guardian did not hold any derivative instruments during the six months ended February 29, 2020, that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended February 29, 2020, the Funds listed below received income under the securities lending arrangement as follows:

Emerging Markets Equity	$20,369
Focus	895
Guardian	23,617
International Equity	15,968
International Select	1,624
International Small Cap	1,046
Large Cap Value	222,870
Mid Cap Growth	24,288
Small Cap Growth	12,094

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of February 29, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Equity	$14,826,609
Focus	23,364,074
Guardian	3,060
International Equity	5,967,500
International Small Cap	201,908
Large Cap Value	70,564,593
Mid Cap Growth	74,97674,976
Small Cap Growth	4,353,845

As of February 29, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$16,304,419	$—	$—	$—	$16,304,419
Focus	24,256,397	—	—	—	24,256,397
Guardian	3,150	—	—	—	3,150
International Equity	6,178,958	—	—	—	6,178,958
International Small Cap	221,292	—	—	—	221,292
Large Cap Value	74,947,386	—	—	—	74,947,386
Mid Cap Growth	82,800	—	—	—	82,800
Small Cap Growth	4,540,797	—	—	—	4,540,797

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Focus, Guardian, International Equity, International Small Cap, Large Cap Value, Mid Cap Growth and Small Cap Growth held one or more of these investments at February 29, 2020. The Funds' security lending assets and liabilities at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of February 29, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$14,826,609	$—	$14,826,609
Total	$14,826,609	$—	$14,826,609
Focus
Securities Lending	$23,364,074	$—	$23,364,074
Total	$23,364,074	$—	$23,364,074
Guardian
Securities Lending	$3,060	$—	$3,060
Total	$3,060	$—	$3,060
International Equity
Securities Lending	$5,967,500	$—	$5,967,500
Total	$5,967,500	$—	$5,967,500
International Small Cap
Securities Lending	$201,908	$—	$201,908
Total	$201,908	$—	$201,908
Large Cap Value
Securities Lending	$70,564,593	$—	$70,564,593
Total	$70,564,593	$—	$70,564,593
Mid Cap Growth
Securities Lending	$74,976	$—	$74,976
Total	$74,976	$—	$74,976
Small Cap Growth
Securities Lending	$4,353,845	$—	$4,353,845
Total	$4,353,845	$—	$4,353,845

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
SSB	$14,826,609	$—	$(14,826,609)	$—
Total	$14,826,609	$—	$(14,826,609)	$—
Focus
SSB	$23,364,074	$—	$(23,364,074)	$—
Total	$23,364,074	$—	$(23,364,074)	$—
Guardian
SSB	$3,060	$—	$(3,060)	$—
Total	$3,060	$—	$(3,060)	$—
International Equity
SSB	$5,967,500	$—	$(5,967,500)	$—
Total	$5,967,500	$—	$(5,967,500)	$—
International Small Cap
SSB	$201,908	$—	$(201,908)	$—
Total	$201,908	$—	$(201,908)	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Large Cap Value
SSB	$70,564,593	$—	$(70,564,593)	$—
Total	$70,564,593	$—	$(70,564,593)	$—
Mid Cap Growth
SSB	$74,976	$—	$(74,976)	$—
Total	$74,976	$—	$(74,976)	$—
Small Cap Growth
SSB	$4,353,845	$—	$(4,353,845)	$—
Total	$4,353,845	$—	$(4,353,845)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at February 29, 2020, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2019, Genesis and Sustainable Equity realized net gains of $51,385,073 and $26,393,200, respectively, on $88,171,756 and $74,230,454, respectively, of in-kind redemptions. During the six months ended February 29, 2020, International Select realized net losses of $(191,436) on $30,830,767 of in-kind redemptions.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value, and Small Cap Growth:
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
	1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a) and Sustainable Equity:
	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Integrated Large Cap(a)(b):
	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
For Greater China Equity:
	1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%

(a)  NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to these respective Funds. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

(b)  Prior to September 3, 2019, the investment management fee was 0.55%.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective date(s)	Management Fees Waived and/or Reimbursed for the Six Months ended February 29, 2020
Integrated Large Cap	0.55%	9/1/19 – 9/2/19	$68
International Equity	0.10%	10/22/19	$1,083,147
	0.14%	4/5/19 – 10/21/19
	0.07%	11/15/18 – 4/4/19
	0.04%	9/1/18 – 11/14/18

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective date(s)	Management Fees Waived and/or Reimbursed for the Six Months ended February 29, 2020
Mid Cap Intrinsic Value	0.21%	10/22/19	$106,216
	0.33%	9/1/19 – 10/21/19
	3.73%	8/30/19 – 8/31/19
	0.33%	6/18/19 – 8/29/19
	0.05%	4/5/19 – 6/17/19
	0.03%	11/15/18 – 4/4/19

Accordingly, for the six months ended February 29, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.94%		Intrinsic Value	0.81%
Equity Income	0.49%		Large Cap Value	0.48%
Focus	0.53%		Mid Cap Growth	0.49%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.55%
Guardian	0.50%		Small Cap Growth	0.85%
International Equity	0.78	%(a)	Sustainable Equity	0.48%
International Select	0.55%

(a)  0.67% annual effective net rate of the Fund's average daily net assets.

(b)  0.30% annual effective net rate of the Fund's average daily net assets.

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At February 29, 2020, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended August 31,
				2017	2018	2019	2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022	2023
Dividend Growth Institutional Class	0.69%		8/31/23	$258,355	$245,104	$253,857	$124,629
Dividend Growth Class A	1.05%		8/31/23	8,372	11,408	9,695	3,895
Dividend Growth Class C	1.80%		8/31/23	20,432	17,402	15,075	6,125
Dividend Growth Class R6	0.59	%(b)	8/31/23	484	158	158	104
Emerging Markets Equity Institutional Class	1.25%		8/31/23	422,121	231,794	—	—
Emerging Markets Equity Class A	1.50%		8/31/23	91,792	92,255	51,901	24,604
Emerging Markets Equity Class C	2.25%		8/31/23	11,097	12,202	9,302	3,944
Emerging Markets Equity Class R3	1.91%		8/31/23	1,161	24	245	99
Emerging Markets Equity Class R6	1.15	%(b)	8/31/23	59,799	7,769	—	—
Equity Income Institutional Class	0.80%		8/31/23	—	—	—	—
Equity Income Class A	1.16%		8/31/23	—	—	—	—
Equity Income Class C	1.91%		8/31/23	—	—	—	—
Equity Income Class R3	1.41%		8/31/23	—	—	—	—
Focus Trust Class	1.50%		8/31/23	—	—	—	—
Focus Advisor Class	1.50%		8/31/23	—	—	—	—
Focus Institutional Class	0.75%		8/31/23	209	—	114	81
Focus Class A	1.11%		8/31/23	580	312	261	151
Focus Class C	1.86%		8/31/23	336	137	193	54
Genesis Trust Class	1.50%		8/31/23	—	—	—	—
Genesis Advisor Class	1.50%		8/31/23	—	—	—	—
Genesis Institutional Class	0.85%		8/31/23	—	—	—	—
Genesis Class R6	0.75	%(b)	8/31/23	—	669,413	3,159	—
Global Real Estate Institutional Class	1.00%		8/31/23	202,973	220,996	227,837	109,832
Global Real Estate Class A	1.36%		8/31/23	38,044	30,605	27,482	12,664
Global Real Estate Class C	2.11%		8/31/23	25,661	28,315	26,045	10,462
Greater China Equity Institutional Class	1.50%		8/31/23	164,058	79,507	173,901	75,884
Greater China Equity Class A	1.86%		8/31/23	9,343	28,600	30,826	13,290
Greater China Equity Class C	2.61%		8/31/23	321	536	801	371
Guardian Trust Class	1.50%		8/31/23	—	—	—	—
Guardian Advisor Class	1.50%		8/31/23	—	—	—	—
Guardian Institutional Class	0.75%		8/31/23	—	—	—	—
Guardian Class A	1.11%		8/31/23	—	—	—	—
Guardian Class C	1.86%		8/31/23	—	—	—	—
Guardian Class R3	1.36%		8/31/23	88	20	91	40
Guardian Class R6	0.65%		8/31/23	—	—	36 (c)	25

				Expenses Reimbursed in Year Ended August 31,
				2017		2018	2019		2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020		2021	2022		2023
Integrated Large Cap Institutional Class	0.40	%(b)	8/31/23	$239,590		$259,479	$286,177		$134,026
Integrated Large Cap Class A	0.76	%(b)	8/31/23	24,676		30,042	23,143		11,400
Integrated Large Cap Class C	1.51	%(b)	8/31/23	8,112		6,624	7,214		3,912
International Equity Investor Class	1.40%		8/31/23	—		—	—		—
International Equity Trust Class	2.00%		8/31/23	—		—	—		—
International Equity Institutional Class	0.85%		8/31/23	—		1,186,829	877,385		152,709
International Equity Class A	1.21%		8/31/23	—		59,940	35,772		5,882
International Equity Class C	1.96%		8/31/23	—		12,453	7,523		1,144
International Equity Class R6	0.75	%(b)	8/31/23	—		146,965	48,635		7,926
International Select Trust Class	1.15	%(b)	8/31/23	12,594		18,565	17,860		6,244
International Select Institutional Class	0.80	%(b)	8/31/23	141,368		244,239	223,768		79,932
International Select Class A	1.16	%(b)	8/31/23	3,083		6,671	5,946		2,192
International Select Class C	1.91	%(b)	8/31/23	2,278		3,656	3,369		1,090
International Select Class R3	1.41	%(b)	8/31/23	3,513		6,179	5,140		1,488
International Select Class R6	0.70	%(b)	8/31/23	1,906	(d)	13,555	31,580		23,511
International Small Cap Institutional Class	1.05%		8/31/23	159,342	(e)	257,330	281,758		127,984
International Small Cap Class A	1.41%		8/31/23	65,158	(e)	16,926	9,070		3,377
International Small Cap Class C	2.16%		8/31/23	25,270	(e)	8,534	6,779		2,779
International Small Cap Class R6	0.95	%(b)	8/31/23	50,711	(e)	15,753	11,852		5,384
Intrinsic Value Institutional Class	1.00%		8/31/23	205,715		93,339	246,027		111,694
Intrinsic Value Class A	1.36%		8/31/23	21,955		8,931	15,978		6,980
Intrinsic Value Class C	2.11%		8/31/23	9,376		4,695	8,765		3,377
Intrinsic Value Class R6	0.90%		8/31/23	—		—	22	(f)	96
Large Cap Value Trust Class	1.50%		8/31/23	—		—	—		—
Large Cap Value Advisor Class	1.50%		8/31/23	—		—	—		—
Large Cap Value Institutional Class	0.70%		8/31/23	—		—	—		—
Large Cap Value Class A	1.11%		8/31/23	—		—	—		—
Large Cap Value Class C	1.86%		8/31/23	—		—	—		—
Large Cap Value Class R3	1.36%		8/31/23	—		—	—		—
Large Cap Value Class R6	0.60%		8/31/23	—		—	—	(f)	—
Mid Cap Growth Trust Class	1.50%		8/31/23	—		—	—		—
Mid Cap Growth Advisor Class	1.50%		8/31/23	—		—	—		—
Mid Cap Growth Institutional Class	0.75%		8/31/23	—		—	—		—
Mid Cap Growth Class A	1.11%		8/31/23	—		—	—		—
Mid Cap Growth Class C	1.86%		8/31/23	—		—	—		—
Mid Cap Growth Class R3	1.36%		8/31/23	—		—	—		—
Mid Cap Growth Class R6	0.65	%(b)	8/31/23	—		—	—		—

				Expenses Reimbursed in Year Ended August 31,
				2017	2018	2019		2020
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022		2023
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/23	$—	$—	$—		$—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/23	—	7,820	5,026		—
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/23	5,015	61,130	47,471		2,226
Mid Cap Intrinsic Value Class A	1.21%		8/31/23	4,690	13,941	9,892		631
Mid Cap Intrinsic Value Class C	1.96%		8/31/23	1,218	3,434	2,255		231
Mid Cap Intrinsic Value Class R3	1.46%		8/31/23	629	3,348	2,681		153
Mid Cap Intrinsic Value Class R6	0.75%		8/31/23	—	—	45	(c)	35
Multi-Cap Opportunities Institutional Class	1.00%		8/31/23	—	—	—		—
Multi-Cap Opportunities Class A	1.36%		8/31/23	—	—	—		—
Multi-Cap Opportunities Class C	2.11%		8/31/23	—	—	—		—
Real Estate Trust Class	1.50	%(g)	8/31/23	—	—	—		—
Real Estate Institutional Class	0.85%		8/31/23	418,961	355,600	367,084		214,725
Real Estate Class A	1.21%		8/31/23	193,727	145,323	122,879		64,935
Real Estate Class C	1.96%		8/31/23	47,102	33,477	25,121		11,547
Real Estate Class R3	1.46%		8/31/23	46,018	39,632	41,328		19,948
Real Estate Class R6	0.75	%(b)	8/31/23	85,221	110,981	127,316		85,171
Small Cap Growth Investor Class	1.30	%(g)	8/31/23	221,840	248,687	176,976		38,598
Small Cap Growth Trust Class	1.40	%(g)	8/31/23	19,320	17,589	13,037		3,330
Small Cap Growth Advisor Class	1.60	%(g)	8/31/23	8,126	8,542	6,659		1,534
Small Cap Growth Institutional Class	0.90%		8/31/23	61,816	81,452	153,070		140,903
Small Cap Growth Class A	1.26%		8/31/23	20,750	25,896	87,247		58,527
Small Cap Growth Class C	2.01%		8/31/23	11,214	14,080	16,005		6,627
Small Cap Growth Class R3	1.51%		8/31/23	6,935	9,492	14,401		5,397
Small Cap Growth Class R6	0.80%		8/31/23	—	—	5,523	(b)(h)	32,856
Sustainable Equity Trust Class	1.50%		8/31/23	—	—	—		—
Sustainable Equity Institutional Class	0.75%		8/31/23	—	—	—		—
Sustainable Equity Class A	1.11%		8/31/23	—	—	—		—
Sustainable Equity Class C	1.86%		8/31/23	—	—	—		—
Sustainable Equity Class R3	1.36%		8/31/23	—	—	—		—
Sustainable Equity Class R6	0.65	%(b)	8/31/23	—	—	—		—

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
Genesis Class R6	0.78%	10/16/17

Class	Expense limitation	Prior to
Integrated Large Cap Institutional Class	0.75%	9/3/19
Integrated Large Cap Class A	1.11%	9/3/19
Integrated Large Cap Class C	1.86%	9/3/19
International Equity Class R6	0.78%	12/6/18
International Select Trust Class	1.25%	12/8/16
International Select Institutional Class	0.90%	12/8/16
International Select Class A	1.30%	12/8/16
International Select Class C	2.00%	12/8/16
International Select Class R3	1.51%	12/8/16
International Select Class R6	0.73%	12/6/18
International Select Class R6	0.83%	12/8/16
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(e)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(f)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(g)  In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Six Months Ended February 29, 2020
Real Estate Trust Class	1.04%	11/15/18	$234,109
Small Cap Growth Investor Class	1.18%	11/15/18	39,565
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18
Small Cap Growth Trust Class	1.29%	9/7/18	2,461
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18
Small Cap Growth Advisor Class	1.44%	9/7/18	2,276
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18

(h)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended February 29, 2020, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
Emerging Markets Equity Institutional Class	$37,967
Emerging Markets Equity Class R6	28,359
Genesis Class R6	203,193
Large Cap Value Class R3	16
Large Cap Value Class R6	17
Mid Cap Intrinsic Value Trust Class	1,210

NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 29, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$275	$—	$—	$—
Dividend Growth Class C	—	—	—	—
Emerging Markets Equity Class A	1,290	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Class C	$—	$275	$—	$—
Equity Income Class A	36,643	—	—	—
Equity Income Class C	—	421	—	—
Focus Class A	118	—	—	—
Focus Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	930	—	—	—
Guardian Class C	—	—	—	—
Integrated Large Cap Class A	66	—	—	—
Integrated Large Cap Class C	—	—	—	—
International Equity Class A	1,323	—	—	—
International Equity Class C	—	51	—	—
International Select Class A	59	—	—	—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	3,881	—	—	—
Intrinsic Value Class C	—	1,026	—	—
Large Cap Value Class A	12,884	—	—	—
Large Cap Value Class C	—	3,863	—	—
Mid Cap Growth Class A	2,056	—	—	—
Mid Cap Growth Class C	—	306	—	—
Mid Cap Intrinsic Value Class A	44	—	—	—
Mid Cap Intrinsic Value Class C	—	17	—	—
Multi-Cap Opportunities Class A	11,707	—	—	—
Multi-Cap Opportunities Class C	—	430	—	—
Real Estate Class A	15,762	—	—	—
Real Estate Class C	—	3,122	—	—
Small Cap Growth Class A	7,906	—	—	—
Small Cap Growth Class C	—	149	—	—
Sustainable Equity Class A	7,746	—	—	—
Sustainable Equity Class C	—	903	—	—

As a result of a trade processing error that occurred on February 28, 2020, Management authorized a $1,010,727 capital contribution to be paid to International Equity. This capital contribution is reflected in the Statements of Assets and Liabilities under the header "Due from affiliate." Subsequent to February 29, 2020, the payment was made to International Equity.

Note C—Securities Transactions:

During the six months ended February 29, 2020, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales		Purchases	Sales
Dividend Growth	$11,660,677	$10,404,091	International Select	16,622,043	22,149,654
Emerging Markets Equity	201,428,112	239,544,244	International Small Cap	405,043	418,396
Equity Income	369,567,190	363,183,084	Intrinsic Value	56,129,028	79,898,491
Focus	511,346,056	568,785,488	Large Cap Value	1,487,934,220	1,397,335,222
Genesis	527,065,625	908,327,660	Mid Cap Growth	271,336,730	308,384,916
Global Real Estate	706,677	495,306	Mid Cap Intrinsic Value	1,241,383	20,444,269
Greater China Equity	15,481,403	14,908,450	Multi-Cap Opportunities	190,478,682	413,316,560
Guardian	307,413,925	334,909,748	Real Estate	144,603,712	68,585,679
Integrated Large Cap	3,985,607	3,959,707	Small Cap Growth	99,308,380	131,915,674
International Equity	429,382,999	292,835,672	Sustainable Equity	165,646,437	353,578,814

During the six months ended February 29, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 29, 2020, and for the year ended August 31, 2019, was as follows:

	For the Six Months Ended February 29, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Dividend Growth
Institutional Class	165,123	58,222	(244,639)	(21,294)	989,402	231,558	—	(1,055,499)	165,461
Class A	5,971	1,090	(18,054)	(10,993)	11,066	7,106	—	(32,942)	(14,770)
Class C	—	435	(30,957)	(30,522)	8,065	12,300	—	(50,680)	(30,315)
Class R6	—	—	(864)	(864)	864	—	—	—	864
Emerging Markets Equity(a)
Institutional Class	11,116,294	410,953	(9,578,384)	1,948,863	28,354,468	242,888	—	(30,912,020)	(2,314,664)
Class A	313,083	18,342	(625,335)	(293,910)	1,187,265	8,055	—	(1,300,630)	(105,310)
Class C	21,872	1,213	(68,829)	(45,744)	127,821	—	—	(209,233)	(81,412)
Class R3	7,787	368	(15,104)	(6,949)	30,896	13	—	(54,584)	(23,675)
Class R6	696,272	228,737	(2,148,639)	(1,223,630)	4,906,485	94,599	—	(2,001,735)	2,999,349

	For the Six Months Ended February 29, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Equity Income
Institutional Class	5,570,541	3,506,016	(8,260,463)	816,094	17,393,546	5,385,380	—	(21,061,871)	1,717,055
Class A	1,015,417	409,680	(1,596,742)	(171,645)	4,127,472	753,870	—	(7,677,320)	(2,795,978)
Class C	274,933	384,390	(1,803,186)	(1,143,863)	844,745	824,074	—	(6,192,869)	(4,524,050)
Class R3	42,950	5,406	(12,303)	36,053	73,080	6,752	—	(99,533)	(19,701)
Focus
Investor Class	89,302	2,743,490	(1,404,284)	1,428,508	118,712	1,893,469	—	(2,099,234)	(87,053)
Trust Class	15,839	211,923	(213,924)	13,838	22,253	165,355	—	(393,884)	(206,276)
Advisor Class	4,836	7,517	(5,844)	6,509	7,425	5,702	—	(31,509)	(18,382)
Institutional Class	149,164	49,459	(41,389)	157,234	109,001	24,019	—	(87,645)	45,375
Class A	2,106	12,090	(7,552)	6,644	10,450	8,982	—	(36,130)	(16,698)
Class C	118	5,476	(4,998)	596	4,829	4,661	—	(19,710)	(10,220)
Genesis
Investor Class	819,577	1,556,094	(2,099,427)	276,244	1,478,058	3,260,573	—	(5,966,074)	(1,227,443)
Trust Class	1,485,841	1,283,899	(4,496,387)	(1,726,647)	3,943,864	2,716,570	—	(6,502,481)	157,953
Advisor Class	128,840	139,617	(574,308)	(305,851)	291,820	326,175	—	(962,039)	(344,044)
Institutional Class	6,510,231	2,583,175	(7,394,794)	1,698,612	8,955,212	5,385,521	—	(16,169,512)	(1,828,779)
Class R6	4,367,340	4,372,286	(5,726,903)	3,012,723	9,277,395	8,231,517	—	(12,315,603)	5,193,309
Global Real Estate
Institutional Class	25,256	11,298	(10,700)	25,854	82,273	8,309	—	(10,954)	79,628
Class A	6,314	660	(3,332)	3,642	4,734	360	—	(1,442)	3,652
Class C	—	481	(339)	142	88	322	—	—	410
Greater China Equity
Institutional Class	492,908	34,993	(393,327)	134,574	859,231	2,620,350	—	(3,951,066)	(471,485)
Class A	—	2,902	(158,638)	(155,736)	—	284,897	—	(311,531)	(26,634)
Class C	—	—	(6)	(6)	—	7,389	—	(5,459)	1,930

	For the Six Months Ended February 29, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Guardian
Investor Class	366,217	3,552,365	(2,486,781)	1,431,801	666,396	6,183,003	—	(6,130,070)	719,329
Trust Class	95,085	113,273	(751,114)	(542,756)	114,534	288,345	—	(813,409)	(410,530)
Advisor Class	1,622	531	(727)	1,426	7,909	1,676	—	(10,732)	(1,147)
Institutional Class	1,171,089	339,279	(443,746)	1,066,622	929,673	471,248	—	(1,040,429)	360,492
Class A	238,937	13,129	(38,059)	214,007	98,761	29,449	—	(189,075)	(60,865)
Class C	3,722	5,344	(8,119)	947	27,419	8,712	—	(27,866)	8,265
Class R3	289	356	(2,283)	(1,638)	4,614	1,121	—	(19,389)	(13,654)
Class R6	—	—	—	—	1,494	—	—	—	1,494 (b)
Integrated Large Cap(a)
Institutional Class	110,329	110,895	(109,788)	111,436	14,597	40,939	—	(197,311)	(141,775)
Class A	4,358	6,905	(12,435)	(1,172)	8,895	2,618	—	(24,530)	(13,017)
Class C	—	944	—	944	—	335	—	(2,138)	(1,803)
International Equity
Investor Class	73,198	174,329	(581,618)	(334,091)	167,570	80,857	—	(869,260)	(620,833)
Trust Class	50,732	50,430	(289,396)	(188,234)	130,806	28,051	—	(853,106)	(694,249)
Institutional Class	27,739,265	2,153,920	(10,282,056)	19,611,129	53,997,745	1,269,471	—	(68,028,931)	(12,761,715)
Class A	560,677	19,729	(604,728)	(24,322)	942,304	14,204	—	(1,880,769)	(924,261)
Class C	38,254	9,136	(104,276)	(56,886)	91,838	2,229	—	(409,113)	(315,046)
Class R6	623,949	178,437	(866,641)	(64,255)	2,183,526	97,035	—	(1,472,232)	808,329
International Select
Trust Class	2,041	10,528	(15,436)	(2,867)	13,164	6,769	—	(230,943)	(211,010)
Institutional Class	535,907	312,909	(813,332)	35,484	1,693,594	227,232	—	(2,477,744)	(556,918)
Class A	21,865	5,307	(35,473)	(8,301)	37,279	3,481	—	(79,465)	(38,705)
Class C	6,891	1,637	(3,039)	5,489	18,477	1,068	—	(78,464)	(58,919)
Class R3	18,477	3,112	(37,615)	(16,026)	44,853	2,551	—	(130,392)	(82,988)
Class R6	272,518	86,349	(2,632,289)	(2,273,422)	1,782,048	15,438	—	(109,870)	1,687,616
International Small Cap
Institutional Class	2,449	3,730	(441)	5,738	3,411	10,057	—	(16,956)	(3,488)
Class A	56	8	(1,351)	(1,287)	1,517	110	—	(5,711)	(4,084)
Class C	—	—	(489)	(489)	—	30	—	(1,259)	(1,229)
Class R6	—	—	—	—	—	—	—	—	—

	For the Six Months Ended February 29, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Intrinsic Value(a)
Institutional Class	3,677,752	972,976	(5,060,282)	(409,554)	13,096,492	4,346,929	—	(14,420,355)	3,023,066
Class A	360,139	37,187	(340,396)	56,930	1,907,174	168,571	—	(1,791,217)	284,528
Class C	53,408	27,667	(228,122)	(147,047)	134,950	157,494	—	(442,749)	(150,305)
Class R6	1,992	320	(1,208)	1,104	11,682	—	—	—	11,682 (c)
Large Cap Value
Investor Class	323,547	1,407,324	(2,493,084)	(762,213)	1,932,503	4,723,870	—	(3,550,068)	3,106,305
Trust Class	158,433	90,959	(364,366)	(114,974)	838,613	279,437	—	(526,850)	591,200
Advisor Class	118,246	130,998	(405,429)	(156,185)	325,840	493,279	—	(873,628)	(54,509)
Institutional Class	3,789,476	405,348	(2,697,797)	1,497,027	8,997,844	461,354	851,047	(2,197,547)	8,112,698
Class A	882,369	66,763	(1,631,033)	(681,901)	1,565,801	13,249	129,228	(117,108)	1,591,170
Class C	190,116	13,148	(30,498)	172,766	472,096	5,345	133,590	(27,234)	583,797
Class R3	838	798	(576)	1,060	26,112	1,226	—	(13,315)	14,023
Class R6	2,845,093	105,444	(22,416)	2,928,121	8,490	—	—	—	8,490 (c)
Mid Cap Growth
Investor Class	220,987	1,643,864	(1,611,239)	253,612	1,030,928	3,343,862	—	(3,302,750)	1,072,040
Trust Class	365,308	265,353	(535,888)	94,773	815,098	539,317	—	(1,051,902)	302,513
Advisor Class	83,566	27,257	(157,478)	(46,655)	294,478	65,712	—	(517,805)	(157,615)
Institutional Class	1,721,312	907,806	(2,428,551)	200,567	3,982,524	2,357,227	—	(10,064,837)	(3,725,086)
Class A	301,109	107,765	(317,954)	90,920	504,537	293,519	—	(1,796,101)	(998,045)
Class C	62,615	37,900	(81,157)	19,358	55,082	76,467	—	(130,569)	980
Class R3	244,057	189,001	(360,746)	72,312	3,183,369	93,684	—	(634,563)	2,642,490
Class R6	2,612,621	1,468,271	(3,608,802)	472,090	7,838,840	2,911,793	—	(7,480,660)	3,269,973
Mid Cap Intrinsic Value(a)
Investor Class	16,483	17,074	(304,429)	(270,872)	1,340,399	142,789	—	(1,359,917)	123,271
Trust Class	6,620	3,750	(63,911)	(53,541)	40,445	35,442	—	(87,099)	(11,212)
Institutional Class	147,818	24,436	(541,026)	(368,772)	842,703	211,351	—	(1,143,899)	(89,845)
Class A	16,879	1,836	(147,737)	(129,022)	774,602	21,821	—	(890,998)	(94,575)
Class C	5,306	190	(11,826)	(6,330)	19,651	6,556	—	(46,639)	(20,432)
Class R3	3,558	244	(65,199)	(61,397)	17,812	7,231	—	(21,686)	3,357
Class R6	—	—	—	—	1,220	—	—	—	1,220 (b)

	For the Six Months Ended February 29, 2020				For the Year Ended August 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note H)	Shares Redeemed	Total
Multi-Cap Opportunities(a)
Institutional Class	5,095,172	10,775,626	(17,397,808)	(1,527,010)	9,107,572	8,556,941	—	(51,533,490)	(33,868,977)
Class A	277,202	423,817	(702,893)	(1,874)	853,311	350,914	—	(2,291,703)	(1,087,478)
Class C	177,910	361,428	(291,726)	247,612	294,582	202,095	—	(602,264)	(105,587)
Real Estate
Trust Class	942,638	357,372	(1,323,429)	(23,419)	1,294,109	631,961	—	(3,333,149)	(1,407,079)
Institutional Class	6,621,241	565,986	(4,121,764)	3,065,463	4,272,565	823,509	—	(4,302,170)	793,904
Class A	1,491,068	186,077	(1,344,874)	332,271	1,503,533	273,535	—	(1,961,816)	(184,748)
Class C	237,334	26,896	(104,157)	160,073	32,092	48,583	—	(397,513)	(316,838)
Class R3	259,342	53,229	(457,894)	(145,323)	455,702	78,550	—	(524,167)	10,085
Class R6	3,234,205	267,687	(743,533)	2,758,359	1,556,354	302,518	—	(1,214,675)	644,197
Small Cap Growth
Investor Class	36,445	66,584	(137,425)	(34,396)	155,402	338,485	—	(231,397)	262,490
Trust Class	1,676	4,276	(16,819)	(10,867)	19,567	21,382	—	(18,122)	22,827
Advisor Class	9,816	2,904	(10,488)	2,232	48,730	12,738	—	(44,083)	17,385
Institutional Class	1,186,952	98,448	(707,849)	577,551	2,454,116	92,646	—	(605,728)	1,941,034
Class A	146,484	29,287	(806,329)	(630,558)	1,905,213	26,731	—	(725,496)	1,206,448
Class C	22,184	4,780	(31,513)	(4,549)	52,319	17,050	—	(23,788)	45,581
Class R3	13,922	2,428	(13,009)	3,341	137,831	8,292	—	(129,990)	16,133
Class R6	242,266	21,721	(113,615)	150,372	564,037	12	—	(12,138)	551,911 (d)
Sustainable Equity
Investor Class	533,782	1,026,137	(1,664,028)	(104,109)	667,163	1,371,991	—	(6,235,658)	(4,196,504)
Trust Class	155,038	357,251	(1,153,504)	(641,215)	485,785	491,943	—	(2,140,768)	(1,163,040)
Institutional Class	1,981,713	1,727,202	(4,232,143)	(523,228)	5,024,840	2,060,873	—	(9,047,775)	(1,962,062)
Class A	189,768	201,298	(417,830)	(26,764)	555,930	260,216	—	(1,271,045)	(454,899)
Class C	58,560	89,153	(181,621)	(33,908)	134,301	121,849	—	(462,507)	(206,357)
Class R3	105,049	67,956	(197,531)	(24,526)	233,296	70,936	—	(314,216)	(9,984)
Class R6	2,055,472	513,381	(2,268,829)	300,024	2,655,377	722,773	—	(4,622,304)	(1,244,154)

(a)  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2019, has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(b)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(c)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

Note E—Line of Credit:

At February 29, 2020, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 29, 2020.

Note F—Investments in Affiliates(a):

	Value at August 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at February 29, 2020	Value at February 29, 2020
Genesis
AMERISAFE, Inc.	$71,485,442	$6,239,771	$2,450,190	$(4,044,042)	$271,262	$4,482,858		1,097,165	$71,502,243
Atrion Corp.	90,448,603	218,904	2,501,124	(18,980,852)	571,516	360,476		113,185	69,757,047
Chase Corp.	51,955,050	1,222,124	1,459,452	(5,854,192)	26,694	414,728		516,840	45,890,224
Fox Factory Holding Corp.	164,784,728	469,336	8,055,039	(21,660,950)	2,091,342	—	*	2,170,811	137,629,417
NetScout Systems, Inc.	88,986,761	10,718,829	1,412,371	14,433,859	(447,479)	—	*	4,368,856	112,279,599
Power Integrations, Inc.	176,585,146	—	16,571,325	(10,653,677)	8,604,877	713,416		1,814,647	157,965,021
Rogers Corp.	165,204,676	386,522	8,442,324	(22,519,467)	2,956,569	—	*	1,186,086	137,585,976
Sub-total for affiliates held as of 2/29/20(b)	809,450,406	$19,255,486	$40,891,825	$(69,279,321)	$14,074,781	$5,971,478			$732,609,527

	Value at August 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at February 29, 2020	Value at February 29, 2020
Exponent, Inc.	$185,349,136	572,187	9,559,362	$(1,649,568)	$8,037,709	$825,877	2,481,332	$182,750,102
U.S. Physical Therapy, Inc.	98,752,193	1,034,497	36,469,535	(36,393,232)	18,389,474	220,431	434,786	45,313,397
Sub-total for securities no longer affiliated as of 2/29/20(c)	$284,101,329	$1,606,684	$46,028,897	$(38,042,800)	$26,427,183	$1,046,308		$228,063,499
Total	$1,093,551,735	$20,862,170	$86,920,722	$(107,322,121)	$40,501,964	$7,017,786		$960,673,026

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  At February 29, 2020, the value of these securities amounted to 7.66% of net assets of Genesis.

(c)  At February 29, 2020, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At February 29, 2020, Neuberger Berman Global Allocation Fund, which is also managed by NBIA, held 0.06%, 0.00% and 1.14%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at February 29, 2020, affiliated persons owned 0.05%, 2.81%, 0.00%, 68.89%, 0.08%, 0.00%, 88.08%, 0.00%, 0.02%, 18.47%, 0.00%, 0.01%, 0.00%, 0.03% and 0.01% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Small Cap Growth, respectively.

Note G—Stock Splits:

In 2018, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Emerging Markets Equity, Integrated Large Cap, Intrinsic Value, Mid Cap Intrinsic Value and Multi-Cap Opportunities (collectively, the "Stock Split Funds"). The Stock Split occurred after the close of business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on December 7, 2018, the following classes of the Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)	Fund Class	Stock Split Ratio (Old to New)	Fund Class	Stock Split Ratio (Old to New)
Emerging Markets Equity Class A	1: 0.9925	Integrated Large Cap		Intrinsic Value Class A	1: 0.9671
Emerging Markets Equity Class C	1: 0.9490	Class A	1: 0.9873	Intrinsic Value Class C	1: 0.9007
Emerging Markets Equity Class R3	1: 0.9679	Integrated Large Cap
Emerging Markets Equity Class R6	1: 1.0009	Class C	1: 0.9346

Fund Class	Stock Split Ratio (Old to New)	Fund Class	Stock Split Ratio (Old to New)
Mid Cap Intrinsic Value Investor Class	1: 0.9982	Multi-Cap Opportunities Class A	1: 0.9915
Mid Cap Intrinsic Value Trust Class	1: 0.8078	Multi-Cap Opportunities Class C	1: 0.9455
Mid Cap Intrinsic Value Class A	1: 0.8071
Mid Cap Intrinsic Value Class C	1: 0.7826
Mid Cap Intrinsic Value Class R3	1: 0.8036

Note H—Reorganizations:

At a meeting held on June 26, 2019, the Board approved a tax-free reorganization of Neuberger Berman Value Fund ("Value Fund") (the "Merging Fund") into Large Cap Value (the "Surviving Fund," and together with the Merging Fund, the "Reorganization Funds"). The Reorganization Funds are each a series of the Trust. After the close of business on August 16, 2019, the Surviving Fund acquired all of the net assets of the Merging Fund in a tax-free exchange of shares pursuant to the Plan of Reorganization and Dissolution approved by the Board. Accordingly, shareholders of the Merging Fund became shareholders of the Surviving Fund.

Value Fund	Shares Prior to Reorganization	Shares Issued by the Surviving Fund	Net Assets Prior to Reorganization
Institutional Class	1,461,190	851,047	$25,809,513
Class A	222,472	129,228	3,922,304
Class C	237,497	133,590	4,057,725

The appreciation of Value Fund was $1,039,412, as of the date of the reorganization. The combined net assets of the Surviving Fund immediately after the reorganization was $1,763,303,263. For financial reporting purposes, assets received and shares issued by the Surviving Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund were carried forward to align ongoing reporting of the Surviving Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on September 1, 2018, the beginning of the reporting period of the Surviving Fund, the Surviving Fund's pro forma results of operations for the year ended August 31, 2019, were as follows:

Net Investment Income/(Loss)	$30,241,707
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions	$66,789,022
Net Increase/(Decrease) in Net Assets resulting from Operations	$97,030,729

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merging Fund that have been included in the Surviving Fund's Statement of Changes as of August 31, 2019.

Note I—Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note J—Subsequent Event:

The recent outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) may impact operating performance at the Funds' portfolio companies.

Note K—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/29/2020 (Unaudited)	$12.81	$0.09	$(0.10)	$(0.01)	$(0.20)	$—	$(0.20)	$—	$12.60	(0.20)%*	$50.2	1.15	%**	0.69	%**	1.38	%**	19%*
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%		0.69%		1.63%		45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
2/29/2020 (Unaudited)	$12.81	$0.07	$(0.11)	$(0.04)	$(0.14)	$—	$(0.14)	$—	$12.63	(0.39)%*	$1.3	1.59	%**	1.05	%**	1.02	%**	19%*
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%		1.05%		1.28%		45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
2/29/2020 (Unaudited)	$12.70	$0.02	$(0.11)	$(0.09)	$(0.03)	$—	$(0.03)	$—	$12.58	(0.71)%*	$2.2	2.27	%**	1.80	%**	0.27	%**	19%*
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%		1.80%		0.51%		45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
Class R6
2/29/2020 (Unaudited)	$12.82	$0.10	$(0.10)	$0.00	$(0.21)	$—	$(0.21)	$—	$12.61	(0.12)%*	$0.0	1.13	%**	0.59	%**	1.44	%**	19%*
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%		0.60%		1.70%		45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
2/29/2020 (Unaudited)	$18.76	$0.16	$0.39	$0.55	$(0.37)	$—	$(0.37)	$—	$18.94	2.82%*	$1,124.3	1.25%**	1.25	%§**	1.64%**	15%*
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25	%§	1.22%	37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%		0.98%	23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%		0.95%	25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%	1.25%		0.74%	43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%	1.25%		0.73%	36%
Class A
2/29/2020 (Unaudited)	$18.82	$0.15	$0.37	$0.52	$(0.32)	$—	$(0.32)	$—	$19.02	2.67%*	$39.5	1.61%**	1.50	%**	1.49%**	15%*
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%	1.50%		0.91%	37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%		0.49%	23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%		0.74%	25%
8/31/2016[i]	$13.98	$0.09	$2.03	$2.12	$(0.06)	$—	$(0.06)	$—	$16.04	15.31%	$23.5	1.82%	1.50%		0.60%	43%
8/31/2015[i]	$17.94	$0.08	$(3.91)	$(3.83)	$(0.13)	$—	$(0.13)	$—	$13.98	(21.42)%	$13.4	1.79%	1.50%		0.49%	36%
Class C
2/29/2020 (Unaudited)	$18.77	$0.07	$0.38	$0.45	$(0.15)	$—	$(0.15)	$—	$19.07	2.33%*	$8.3	2.34%**	2.25	%**	0.76%**	15%*
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%	2.25%		0.18%	37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%		(0.08)%	23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%		(0.18)%	25%
8/31/2016[i]	$14.14	$(0.04)	$2.08	$2.04	$—	$—	$—	$—	$16.18	14.46%	$5.2	2.51%	2.25%		(0.30)%	43%
8/31/2015[i]	$18.19	$(0.03)	$(3.98)	$(4.01)	$(0.04)	$—	$(0.04)	$—	$14.14	(22.02)%	$6.2	2.53%	2.25%		(0.20)%	36%
Class R3
2/29/2020 (Unaudited)	$18.83	$0.10	$0.38	$0.48	$(0.23)	$—	$(0.23)	$—	$19.08	2.49%*	$0.8	1.93%**	1.91	%**	1.00%**	15%*
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$(0.01)	$—	$18.83	(2.19)%	$1.0	1.94%	1.91%		0.50%	37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$(0.07)	$—	$19.26	(3.16)%	$1.4	1.91%	1.91%		0.14%	23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$(0.01)	$—	$19.95	23.94%	$1.5	2.01%	1.91%		0.08%	25%
8/31/2016[i]	$14.05	$0.02	$2.07	$2.09	$(0.03)	$—	$(0.03)	$—	$16.11	14.88%	$1.2	2.06%	1.91%		0.16%	43%
8/31/2015[i]	$18.05	$0.02	$(3.93)	$(3.91)	$(0.09)	$—	$(0.09)	$—	$14.05	(21.70)%	$0.8	2.09%	1.91%		0.14%	36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class R6
2/29/2020 (Unaudited)	$18.77	$0.17	$0.40	$0.57	$(0.40)	$—	$(0.40)	$—	$18.94	2.89	%*	$197.8	1.15%**	1.15	%§**	1.76%**	15%*
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$(0.19)	$—	$18.77	(1.45)%		$219.1	1.16%	1.16	%§	1.42%	37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.46)%		$166.9	1.19%	1.18%		0.91%	23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$(0.09)	$—	$19.87	24.90%		$132.9	1.26%	1.18%		0.86%	25%
8/31/2016[i]	$13.95	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.01	15.64%		$107.4	1.32%	1.18%		0.83%	43%
8/31/2015[i]	$17.89	$0.14	$(3.90)	$(3.76)	$(0.18)	$—	$(0.18)	$—	$13.95	(21.14)%		$88.1	1.34%	1.18%		0.88%	36%
Equity Income Fund
Institutional Class
2/29/2020 (Unaudited)	$12.98	$0.15	$(0.28)	$(0.13)	$(0.18)	$(0.41)	$(0.59)	$—	$12.26	(1.29	)%*	$1,093.1	0.69%**	0.69	%**	2.34%**	25%*
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%		2.58%	37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%		2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]		2.99%[e]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%		3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%		2.66%	48%
Class A
2/29/2020 (Unaudited)	$12.93	$0.13	$(0.30)	$(0.17)	$(0.15)	$(0.41)	$(0.56)	$—	$12.20	(1.56	)%*	$132.5	1.06%**	1.06	%**	1.97%**	25%*
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%		2.17%	37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%		2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]		2.56%[e]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%		2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%		2.26%	48%
Class C
2/29/2020 (Unaudited)	$12.83	$0.08	$(0.29)	$(0.21)	$(0.10)	$(0.41)	$(0.51)	$—	$12.11	(1.88	)%*	$154.6	1.80%**	1.80	%**	1.23%**	25%*
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%		1.45%	37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%		1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]		1.82%[e]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%		2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%		1.55%	48%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class R3
2/29/2020 (Unaudited)	$12.90	$0.11	$(0.29)	$(0.18)	$(0.14)	$(0.41)	$(0.55)	$—	$12.17	(1.69	)%*	$2.2	1.33%**	1.33%**	1.70%**	25%*
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%	37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
Focus Fund
Investor Class
2/29/2020 (Unaudited)	$25.74	$0.05	$1.49	$1.54	$(0.17)	$(3.06)	$(3.23)	$—	$24.05	5.50	%*	$611.2	0.91%**	0.91%**	0.37%**	76%*
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%	20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%
Trust Class
2/29/2020 (Unaudited)	$25.71	$0.02	$1.48	$1.50	$(0.09)	$(3.06)	$(3.15)	$—	$24.06	5.37	%*	$43.8	1.10%**	1.10%**	0.19%**	76%*
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%	0.32%	20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]	0.10%[e]	72%
8/31/2016[g]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%
8/31/2015[g]	$37.64	$0.18	$(0.23)	$(0.05)	$(0.27)	$(7.70)	$(7.97)	$—	$29.62	0.26%		$92.7	1.10%	1.10%	0.57%	52%
Advisor Class
2/29/2020 (Unaudited)	$25.69	$0.00	$1.47	$1.47	$(0.02)	$(3.06)	$(3.08)	$—	$24.08	5.28	%*	$1.7	1.27%**	1.27%**	0.01%**	76%*
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%	0.14%	20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]	(0.04)%[e]	72%
8/31/2016[g]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%	0.33%	89%
8/31/2015[g]	$75.76	$0.23	$(0.52)	$(0.29)	$(0.93)	$(24.54)	$(25.47)	$—	$50.00	0.15%		$6.1	1.27%	1.27%	0.39%	52%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Institutional Class
2/29/2020 (Unaudited)	$25.79	$0.07	$1.49	$1.56	$(0.24)	$(3.06)	$(3.30)	$—	$24.05	5.56%*	$12.1	0.75%**	0.75%**	0.51	%**	76%*
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$(2.05)	$—	$25.79	(2.15)%	$8.9	0.76%	0.75%	0.67%		20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$(2.24)	$—	$28.72	13.20%	$8.6	0.75%	0.75%§	0.60%		59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.53	17.04%[j]	$7.8	0.76%	0.75%	0.44%		72%
8/31/2016[g]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.83	6.86%	$6.8	0.76%	0.75%	0.89%		89%
8/31/2015[g]	$29.80	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.47	0.65%	$28.7	0.76%	0.75%	0.96%		52%
Class A
2/29/2020 (Unaudited)	$25.69	$0.02	$1.48	$1.50	$(0.08)	$(3.06)	$(3.14)	$—	$24.05	5.39%*	$2.6	1.12%**	1.11%**	0.17	%**	76%*
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$(1.99)	$—	$25.69	(2.51)%	$2.7	1.12%	1.11%	0.32%		20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$(4.00)	$—	$28.65	12.80%	$3.4	1.12%	1.11%	0.23%		59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$(4.28)	$0.00	$29.24	16.58%[j]	$3.1	1.13%	1.11%	0.07%		72%
8/31/2016[g]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$(2.35)	$—	$29.28	6.52%	$3.2	1.15%	1.11%	0.48%		89%
8/31/2015[g]	$37.94	$0.19	$(0.24)	$(0.05)	$(0.28)	$(7.81)	$(8.09)	$—	$29.80	0.24%	$4.4	1.14%	1.11%	0.58%		52%
Class C
2/29/2020 (Unaudited)	$25.42	$(0.07)	$1.46	$1.39	$—	$(3.06)	$(3.06)	$—	$23.75	4.98%*	$1.2	1.87%**	1.86%**	(0.58	)%**	76%*
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$(1.92)	$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%		20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$(13.80)	$—	$28.50	11.92%	$1.7	1.87%	1.86%	(0.52)%		59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$(14.79)	$0.00	$38.78	15.76%[j]	$1.9	1.88%	1.86%	(0.67)%		72%
8/31/2016[g]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$(8.10)	$—	$48.05	5.75%	$2.2	1.90%	1.86%	(0.27)%		89%
8/31/2015[g]	$82.36	$(0.13)	$(0.64)	$(0.77)	$(0.78)	$(27.37)	$(28.15)	$—	$53.44	(0.50)%	$2.9	1.89%	1.86%	(0.18)%		52%
Genesis Fund
Investor Class
2/29/2020 (Unaudited)	$58.54	$0.02	$(1.34)	$(1.32)	$(0.03)	$(3.38)	$(3.41)	$—	$53.81	(2.68)%*	$1,530.9	1.01%**	1.01%**	0.07	%**	5%*
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%		14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%	0.11%		13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]	0.21%[e]		20%
8/31/2016[f]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%	0.28%		16%
8/31/2015[f]	$70.99	$0.19	$0.62	$0.81	$(0.24)	$(8.52)	$(8.76)	$—	$63.04	1.52%	$2,023.6	1.01%	1.01%	0.29%		13%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Genesis Fund (cont'd)
Trust Class
2/29/2020 (Unaudited)	$58.54	$(0.01)	$(1.33)	$(1.34)	$(0.01)	$(3.38)	$(3.39)	$—	$53.81	(2.71)%*	$1,202.5	1.09%**	1.09	%**	(0.02	)%**	5%*
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%		(0.01)%		14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%		13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]		0.13%[e]		20%
8/31/2016[f]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%		16%
8/31/2015[f]	$59.99	$0.11	$0.60	$0.71	$(0.04)	$(4.66)	$(4.70)	$—	$56.00	1.41%	$2,003.4	1.10%	1.10%		0.19%		13%
Advisor Class
2/29/2020 (Unaudited)	$58.32	$(0.08)	$(1.33)	$(1.41)	$—	$(3.38)	$(3.38)	$—	$53.53	(2.84)%*	$127.7	1.35%**	1.35	%**	(0.27	)%**	5%*
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%		(0.26)%		14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%		13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]		(0.13)%[e]		20%
8/31/2016[f]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%		16%
8/31/2015[f]	$82.20	$(0.08)	$0.64	$0.56	$(0.10)	$(12.54)	$(12.64)	$—	$70.12	1.11%	$451.3	1.39%	1.39%		(0.09)%		13%
Institutional Class
2/29/2020 (Unaudited)	$58.48	$0.07	$(1.34)	$(1.27)	$(0.13)	$(3.38)	$(3.51)	$—	$53.70	(2.60)%*	$2,671.6	0.84%**	0.84	%**	0.24	%**	5%*
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%		14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%		13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]		20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%		16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%		13%
Class R6
2/29/2020 (Unaudited)	$58.45	$0.10	$(1.33)	$(1.23)	$(0.19)	$(3.38)	$(3.57)	$—	$53.65	(2.55)%*	$4,036.0	0.75%**	0.75	%§**	0.33	%**	5%*
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%		14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%		13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]		20%
8/31/2016[f]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%		16%
8/31/2015[f]	$60.73	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.48	1.75%	$2,798.0	0.78%	0.78%		0.52%		13%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund
Institutional Class
2/29/2020 (Unaudited)	$11.94	$0.07	$(0.26)	$(0.19)	$(0.26)	$(0.18)	$(0.44)	$—	$11.31	(1.73)%*	$3.6	7.07	%**	1.00	%**	1.09	%**	11%*
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%		1.01%		1.46%		38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%		1.01%		1.62%		48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*
Class A
2/29/2020 (Unaudited)	$11.93	$0.04	$(0.26)	$(0.22)	$(0.24)	$(0.18)	$(0.42)	$—	$11.29	(1.99)%*	$0.4	7.53	%**	1.36	%**	0.72	%**	11%*
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%		1.37%		1.07%		38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%		1.37%		1.23%		48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
Class C
2/29/2020 (Unaudited)	$11.89	$(0.00)	$(0.27)	$(0.27)	$(0.19)	$(0.18)	$(0.37)	$—	$11.25	(2.37)%*	$0.3	8.20	%**	2.11	%**	(0.02	)%**	11%*
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%		2.12%		0.32%		38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%		2.12%		0.53%		48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*
Greater China Equity Fund
Institutional Class
2/29/2020 (Unaudited)	$9.28	$(0.04)	$0.78	$0.74	$(0.09)	$—	$(0.09)	$—	$9.93	7.97%*	$49.6	1.83	%**	1.51	%**	(0.90	)%**	30%*
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%		1.52	%^^	0.85%		46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%		1.51%		0.03%		60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%		1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$9.21	$(0.06)	$0.77	$0.71	$(0.05)	$—	$(0.05)	$—	$9.87	7.70%*	$5.0	2.32%**	1.87	%**	(1.23	)%**	30%*
8/31/2019	$14.77	$0.06	$(0.97)	$(0.91)	$—	$(4.65)	$(4.65)	$—	$9.21	(1.40)%	$6.1	2.32%	1.88	%^^	0.54%		46%
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%	1.87%		(0.47)%		60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%	1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%	1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%	1.86	%^^	0.34%		176%
Class C
2/29/2020 (Unaudited)	$8.68	$(0.09)	$0.72	$0.63	$—	$—	$—	$—	$9.31	7.26%*	$0.2	3.03%**	2.62	%**	(2.02	)%**	30%*
8/31/2019	$14.31	$(0.02)	$(0.96)	$(0.98)	$—	$(4.65)	$(4.65)	$—	$8.68	(2.13)%	$0.2	3.07%	2.63	%^^	(0.19)%		46%
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%	2.62%		(0.99)%		60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%	2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%	2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%	2.61	%^^	(0.52)%		176%
Guardian Fund
Investor Class
2/29/2020 (Unaudited)	$18.30	$0.03	$1.19	$1.22	$(0.07)	$(1.10)	$(1.17)	$—	$18.35	6.55%*	$1,155.2	0.87%**	0.87	%**	0.34	%**	24%*
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%		0.56%		37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%		0.62%		41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]		0.77%[e]		37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%	0.87%		0.65%		31%
Trust Class
2/29/2020 (Unaudited)	$18.28	$0.02	$1.19	$1.21	$(0.04)	$(1.10)	$(1.14)	$—	$18.35	6.48%*	$35.8	1.05%**	1.05	%**	0.16	%**	24%*
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%		0.38%		37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%		0.44%		41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]		0.60%[e]		37%
8/31/2016[g]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%		0.41%		99%
8/31/2015[g]	$25.44	$0.10	$(0.75)	$(0.65)	$(0.22)	$(4.40)	$(4.62)	$—	$20.17	(3.22)%	$103.8	1.06%	1.06%		0.46%		31%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Advisor Class
2/29/2020 (Unaudited)	$18.20	$(0.01)	$1.19	$1.18	$(0.03)	$(1.10)	$(1.13)	$—	$18.25	6.34%*	$0.2	1.35%**	1.35%**	(0.13	)%**	24%*
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%		37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%		41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]		37%
8/31/2016[g]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%		99%
8/31/2015[g]	$22.33	$0.00	$(0.68)	$(0.68)	$(0.06)	$(3.35)	$(3.41)	$—	$18.24	(3.66)%	$0.3	1.54%	1.50%	0.03%		31%
Institutional Class
2/29/2020 (Unaudited)	$18.32	$0.05	$1.19	$1.24	$(0.11)	$(1.10)	$(1.21)	$—	$18.35	6.62%*	$103.7	0.70%**	0.70%**	0.53	%**	24%*
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%		37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%		41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]	0.94%[e]		37%
8/31/2016[g]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%		99%
8/31/2015[g]	$20.44	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.14	(2.84)%	$94.1	0.71%	0.71%	0.82%		31%
Class A
2/29/2020 (Unaudited)	$18.28	$0.03	$1.18	$1.21	$(0.05)	$(1.10)	$(1.15)	$—	$18.34	6.47%*	$8.0	1.08%**	1.08%**	0.28	%**	24%*
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%		37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%		41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]	0.56%[e]		37%
8/31/2016[g]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%		99%
8/31/2015[g]	$25.69	$0.11	$(0.77)	$(0.66)	$(0.24)	$(4.48)	$(4.72)	$—	$20.31	(3.23)%	$79.3	1.07%	1.07%	0.46%		31%
Class C
2/29/2020 (Unaudited)	$18.10	$(0.06)	$1.18	$1.12	$—	$(1.10)	$(1.10)	$—	$18.12	6.08%*	$1.9	1.82%**	1.82%**	(0.61	)%**	24%*
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%		37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%		41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]	(0.20)%[e]		37%
8/31/2016[g]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%		99%
8/31/2015[g]	$22.92	$(0.06)	$(0.71)	$(0.77)	$—	$(3.51)	$(3.51)	$—	$18.64	(4.01)%	$2.4	1.83%	1.83%	(0.30)%		31%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Class R3
2/29/2020 (Unaudited)	$18.22	$(0.02)	$1.18	$1.16	$(0.01)	$(1.10)	$(1.11)	$—	$18.27	6.27%*	$0.1	1.42%**	1.36%**	(0.19	)%**	24	%*
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%		37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%		41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]	0.28%[e]		37%
8/31/2016[g]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%		99%
8/31/2015[g]	$22.48	$0.02	$(0.69)	$(0.67)	$(0.10)	$(3.37)	$(3.47)	$—	$18.34	(3.53)%	$0.5	1.37%	1.36%	0.15%		31%
Class R6
2/29/2020 (Unaudited)	$18.32	$0.05	$1.21	$1.26	$(0.12)	$(1.10)	$(1.22)	$—	$18.36	6.73%*	$0.0	0.83%**	0.65%**	0.56	%**	24	%*
Period from 3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65%**	0.75	%**	37	%c
Integrated Large Cap Fund[l]
Institutional Class
2/29/2020 (Unaudited)	$7.71	$0.06	$0.08	$0.14	$(0.11)	$(1.65)	$(1.76)	$—	$6.09	0.10%*	$3.2	8.37%**	0.41%**	1.75	%**	107	%*
8/31/2019	$8.61	$0.06	$(0.45)	$(0.39)	$(0.07)	$(0.44)	$(0.51)	$—	$7.71	(3.74)%	$3.2	7.48%	0.76%	0.78%		18%
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%	0.75%	0.74%		33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%	0.65%		16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%	0.64%		41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%	0.35%		18%
Class A
2/29/2020 (Unaudited)	$7.75	$0.05	$0.07	$0.12	$(0.08)	$(1.65)	$(1.73)	$—	$6.14	(0.17)%*	$0.2	8.92%**	0.77%**	1.37	%**	107	%*
8/31/2019[i]	$8.62	$0.03	$(0.45)	$(0.42)	$(0.01)	$(0.44)	$(0.45)	$—	$7.75	(4.19)%	$0.3	7.96%	1.12%	0.37%		18%
8/31/2018[i]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%	1.11%	0.41%		33%
8/31/2017[i]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%	1.25%	0.19%		16%
8/31/2016[i]	$6.31	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$(0.00)	$—	$6.65	5.46%	$0.5	9.12%	1.51%	0.31%		41%
8/31/2015[i]	$11.28	$0.01	$(0.38)	$(0.37)	$(0.71)	$(3.89)	$(4.60)	$—	$6.31	(3.47)%	$0.4	5.24%	1.51%	0.09%		18%
Class C
2/29/2020 (Unaudited)	$7.70	$0.02	$0.07	$0.09	$(0.02)	$(1.65)	$(1.67)	$—	$6.12	(0.50)%*	$0.1	9.51%**	1.52%**	0.64	%**	107	%*
8/31/2019[i]	$8.61	$(0.03)	$(0.44)	$(0.47)	$—	$(0.44)	$(0.44)	$—	$7.70	(4.84)%	$0.1	8.64%	1.87%	(0.34)%		18%
8/31/2018[i]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$8.61	13.22%	$0.1	7.61%	1.86%	(0.40)%		33%
8/31/2017[i]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%	1.98%	(0.47)%		16%
8/31/2016[i]	$6.43	$(0.03)	$0.33	$0.30	$(0.00)	$(0.00)	$(0.00)	$—	$6.73	4.66%	$0.2	9.80%	2.26%	(0.45)%		41%
8/31/2015[i]	$11.65	$(0.05)	$(0.40)	$(0.45)	$(0.66)	$(4.11)	$(4.77)	$—	$6.43	(4.21)%	$0.2	6.00%	2.26%	(0.68)%		18%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund
Investor Class
2/29/2020 (Unaudited)	$12.47	$(0.00)	$0.37	$0.37	$(0.12)	$(0.22)	$(0.34)	$0.01	$12.51	2.82	%*[d]	$89.5	1.19%**	1.08	%**	(0.04	)%**	15%*
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$(0.12)	$—	$12.47	(4.23)%		$93.3	1.22%	1.13%		0.87%		34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$(0.03)	$—	$13.16	4.88%		$106.7	1.20%	1.14%		0.74%		32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$(0.05)	$—	$12.58	15.97%[h]		$110.4	1.23%	0.73%[e]		1.34%[e]		27%
8/31/2016[g]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$(0.05)	$—	$10.90	4.60%		$104.0	1.26%	1.08%		1.20%		30%
8/31/2015[g]	$10.95	$0.10	$(0.51)	$(0.41)	$(0.08)	$—	$(0.08)	$—	$10.46	(3.71)%		$117.7	1.25%	1.02%		0.93%		25%
Trust Class
2/29/2020 (Unaudited)	$12.46	$(0.00)	$0.37	$0.37	$(0.11)	$(0.22)	$(0.33)	$0.01	$12.51	2.83	%*[d]	$27.9	1.23%**	1.12	%**	(0.07	)%**	15%*
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$(0.11)	$—	$12.46	(4.35)%		$30.1	1.26%	1.17%		0.80%		34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$(0.02)	$—	$13.16	4.84%		$40.9	1.24%	1.18%		0.71%		32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$(0.04)	$—	$12.57	15.92%[h]		$45.7	1.27%	0.74%[e]		1.29%[e]		27%
8/31/2016[g]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$(0.02)	$—	$10.88	4.59%		$48.4	1.30%	1.12%		1.15%		30%
8/31/2015[g]	$10.88	$0.09	$(0.50)	$(0.41)	$(0.04)	$—	$(0.04)	$—	$10.43	(3.82)%		$55.3	1.36%	1.13%		0.81%		25%
Institutional Class
2/29/2020 (Unaudited)	$12.48	$0.01	$0.38	$0.39	$(0.15)	$(0.22)	$(0.37)	$0.01	$12.51	2.98	%*[d]	$1,767.3	0.98%**	0.85	%**	0.17	%**	15%*
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$(0.16)	$—	$12.48	(3.95)%		$1,518.8	1.00%	0.85%		1.08%		34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$(0.13)	$—	$13.18	5.12%		$1,772.4	0.99%	0.85%		1.03%		32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[h]		$1,449.0	1.02%	0.85	%e§	1.19%[e]		27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%		$1,184.3	1.03%	0.85	%§	1.46%		30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%		$886.5	1.07%	0.85	%§	1.11%		25%
Class A
2/29/2020 (Unaudited)	$12.46	$(0.01)	$0.38	$0.37	$(0.11)	$(0.22)	$(0.33)	$0.01	$12.51	2.78	%*[d]	$52.1	1.35%**	1.21	%**	(0.17	)%**	15%*
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$(0.11)	$—	$12.46	(4.30)%		$52.2	1.37%	1.21%		0.76%		34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$(0.01)	$—	$13.15	4.77%		$67.2	1.35%	1.21%		0.63%		32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$(0.02)	$—	$12.56	15.32%		$71.9	1.39%	1.21	%§	0.65%[e]		27%
8/31/2016[g]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$(0.03)	$—	$10.91	4.48%		$104.9	1.40%	1.21%		1.05%		30%
8/31/2015[g]	$10.96	$0.12	$(0.55)	$(0.43)	$(0.05)	$—	$(0.05)	$—	$10.48	(3.90)%		$91.0	1.43%	1.21	%§	1.09%		25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund (cont'd)
Class C
2/29/2020 (Unaudited)	$12.39	$(0.06)	$0.36	$0.30	$(0.01)	$(0.22)	$(0.23)	$0.01	$12.47	2.34	%*[d]	$9.0	2.10%**	1.96%**	(0.92	)%**	15%*
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$(0.03)	$—	$12.39	(5.05)%		$9.6	2.12%	1.96%	(0.02)%		34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$13.09	4.05%		$14.3	2.11%	1.96%	(0.06)%		32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$12.58	14.48%		$13.2	2.14%	1.96%§	0.04%[e]		27%
8/31/2016[g]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$10.99	3.70%		$14.7	2.16%	1.96%	0.37%		30%
8/31/2015[g]	$11.12	$0.00	$(0.51)	$(0.51)	$(0.01)	$—	$(0.01)	$—	$10.60	(4.61)%		$11.2	2.18%	1.96%	0.02%		25%
Class R6
2/29/2020 (Unaudited)	$12.49	$0.02	$0.39	$0.41	$(0.17)	$(0.22)	$(0.39)	$0.01	$12.52	3.07	%*[d]	$79.7	0.88%**	0.75%**	0.29	%**	15%*
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$(0.17)	$—	$12.49	(3.95)%		$80.4	0.92%	0.76%	1.28%		34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$(0.14)	$—	$13.20	5.26%		$74.3	0.92%	0.78%	1.15%		32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$(0.16)	$—	$12.67	15.85%		$134.6	0.94%	0.77%	1.31%[e]		27%
8/31/2016[g]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.11	5.02%		$46.7	0.96%	0.78%	1.49%		30%
8/31/2015[g]	$11.32	$0.14	$(0.53)	$(0.39)	$(0.21)	$—	$(0.21)	$—	$10.72	(3.49)%		$32.7	0.99%	0.77%§	1.24%		25%
International Select Fund
Trust Class
2/29/2020 (Unaudited)	$12.30	$(0.01)	$0.38	$0.37	$(0.18)	$(0.20)	$(0.38)	$—	$12.29	2.73	%*	$4.9	1.39%**	1.15%**	(0.22	)%**	10%*
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$(0.18)	$—	$12.30	(3.58)%		$5.0	1.42%	1.15%	0.97%		32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$(0.10)	$—	$12.97	5.17%		$8.0	1.38%	1.16%	0.74%		44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%		$8.2	1.34%	1.18%	0.90%		27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%		$7.8	1.39%	1.25%	1.06%		22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%		$10.2	1.33%	1.25%	0.76%		24%
Institutional Class
2/29/2020 (Unaudited)	$12.28	$0.01	$0.38	$0.39	$(0.22)	$(0.20)	$(0.42)	$—	$12.25	2.90	%*	$128.2	0.92%**	0.80%**	0.13	%**	10%*
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$(0.23)	$—	$12.28	(3.29)%		$128.1	0.97%	0.80%	1.27%		32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$(0.14)	$—	$12.96	5.52%		$142.4	0.93%	0.81%	0.99%		44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%		$214.4	0.90%	0.83%	1.27%		27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%		$211.7	0.94%	0.90%	1.51%		22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%		$216.4	0.93%	0.90%	1.16%		24%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$12.21	$(0.02)	$0.38	$0.36	$(0.18)	$(0.20)	$(0.38)	$—	$12.19	2.66%*	$3.1	1.29%**	1.16%**	(0.23	)%**	10	%*
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%		32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%		27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%		22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%		24%
Class C
2/29/2020 (Unaudited)	$11.99	$(0.06)	$0.36	$0.30	$(0.08)	$(0.20)	$(0.28)	$—	$12.01	2.33%*	$1.6	2.04%**	1.91%**	(0.99	)%**	10	%*
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%		32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%		27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%		22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%		24%
Class R3
2/29/2020 (Unaudited)	$12.10	$(0.03)	$0.36	$0.33	$(0.14)	$(0.20)	$(0.34)	$—	$12.09	2.53%*	$2.1	1.55%**	1.41%**	(0.47	)%**	10	%*
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%		32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%	1.42%	0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%	1.44%	0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%	1.51%	0.95%		22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%	1.51%	0.56%		24%
Class R6
2/29/2020 (Unaudited)	$12.29	$0.01	$0.38	$0.39	$(0.23)	$(0.20)	$(0.43)	$—	$12.25	2.91%*	$1.7	0.84%**	0.70%**	0.21	%**	10	%*
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%		32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%	0.74%	1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79%**	0.73%**	1.70	%**	27	%c

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund
Institutional Class
2/29/2020 (Unaudited)	$11.28	$(0.00)	$0.47	$0.47	$(0.10)	$—	$(0.10)	$—	$11.65	4.09%*	$5.6	5.45	%**	1.05	%**	(0.07	)%**	7%*
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
Class A
2/29/2020 (Unaudited)	$11.24	$(0.03)	$0.47	$0.44	$(0.05)	$—	$(0.05)	$—	$11.63	3.86%*	$0.1	6.03	%**	1.41	%**	(0.42	)%**	7%*
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
2/29/2020 (Unaudited)	$11.06	$(0.07)	$0.46	$0.39	$—	$—	$—	$—	$11.45	3.53%*	$0.1	6.57	%**	2.16	%**	(1.18	)%**	7%*
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
2/29/2020 (Unaudited)	$11.29	$0.00	$0.48	$0.48	$(0.11)	$—	$(0.11)	$—	$11.66	4.17%*	$0.2	5.35	%**	0.95	%**	0.03	%**	7%*
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
2/29/2020 (Unaudited)	$14.50	$(0.02)	$0.02	$0.00	$—	$(0.44)	$(0.44)	$—	$14.06	(0.23)%*	$550.9	1.04	%**	1.00	%**	(0.24	)%**	9%*
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%		1.00%		(0.41)%		22%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$14.44	$(0.05)	$0.03	$(0.02)	$—	$(0.44)	$(0.44)	$—	$13.98	(0.38)%*	$19.8	1.43%**	1.36%**	(0.61	)%**	9	%*
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%	1.36%	(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%	1.36%	(0.68)%		26%
8/31/2016[i]	$14.54	$(0.10)	$0.43	$0.33	$—	$(0.72)	$(0.72)	$—	$14.15	2.58%	$44.5	1.48%	1.36%	(0.72)%		17%
8/31/2015[i]	$15.26	$(0.11)	$0.21	$0.10	$—	$(0.82)	$(0.82)	$—	$14.54	0.96%	$44.3	1.50%	1.36%	(0.77)%		22%
Class C
2/29/2020 (Unaudited)	$14.34	$(0.10)	$0.02	$(0.08)	$—	$(0.44)	$(0.44)	$—	$13.82	(0.80)%*	$14.2	2.15%**	2.11%**	(1.35	)%**	9	%*
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
8/31/2016[i]	$14.97	$(0.20)	$0.43	$0.23	$—	$(0.78)	$(0.78)	$—	$14.42	1.85%	$25.2	2.20%	2.11%	(1.47)%		17%
8/31/2015[i]	$15.86	$(0.23)	$0.22	$(0.01)	$—	$(0.88)	$(0.88)	$—	$14.97	0.19%	$25.8	2.22%	2.11%	(1.52)%		22%
Class R6
2/29/2020 (Unaudited)	$14.52	$(0.01)	$0.01	$0.00	$—	$(0.44)	$(0.44)	$—	$14.08	(0.24)%*	$0.2	1.01%**	0.90%**	(0.15	)%**	9	%*
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91%**	(0.10	)%**	22	%c
Large Cap Value Fund
Investor Class
2/29/2020 (Unaudited)	$30.58	$0.29	$(1.32)	$(1.03)	$(0.56)	$(0.69)	$(1.25)	$—	$28.30	(3.83)%*	$1,065.1	0.84%**	0.84%**	1.83	%**	77	%*
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%		109	%k
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]	1.31%[e]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%		126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%	1.08%		153%
Trust Class
2/29/2020 (Unaudited)	$30.59	$0.26	$(1.33)	$(1.07)	$(0.50)	$(0.69)	$(1.19)	$—	$28.33	(3.94)%*	$72.4	1.02%**	1.02%**	1.65	%**	77	%*
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%		109	%k
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]	1.16%[e]		74%
8/31/2016[f]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%		126%
8/31/2015[f]	$38.50	$0.30	$(2.73)	$(2.43)	$(0.41)	$(6.26)	$(6.67)	$—	$29.40	(7.40)%	$108.2	1.05%	1.05%	0.88%		153%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
2/29/2020 (Unaudited)	$30.60	$0.24	$(1.33)	$(1.09)	$(0.46)	$(0.69)	$(1.15)	$—	$28.36	(4.00)%*	$102.0	1.17%**	1.17	%**	1.49%**	77	%*
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%		1.58%	109	%k
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%		1.11%	153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]		0.98%[e]	74%
8/31/2016[f]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%		0.88%	126%
8/31/2015[f]	$43.19	$0.26	$(2.94)	$(2.68)	$(0.54)	$(8.56)	$(9.10)	$—	$31.41	(7.55)%	$162.3	1.20%	1.20%		0.73%	153%
Institutional Class
2/29/2020 (Unaudited)	$30.57	$0.31	$(1.31)	$(1.00)	$(0.61)	$(0.69)	$(1.30)	$—	$28.27	(3.76)%*	$356.4	0.67%**	0.67	%**	1.96%**	77	%*
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109	%k
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
8/31/2016[f]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015[f]	$33.84	$0.37	$(2.49)	$(2.12)	$(0.34)	$(3.96)	$(4.30)	$—	$27.42	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
Class A
2/29/2020 (Unaudited)	$30.59	$0.26	$(1.33)	$(1.07)	$(0.49)	$(0.69)	$(1.18)	$—	$28.34	(3.92)%*	$29.3	1.04%**	1.04	%**	1.63%**	77	%*
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109	%k
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
8/31/2016[f]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015[f]	$38.61	$0.32	$(2.77)	$(2.45)	$(0.42)	$(6.27)	$(6.69)	$—	$29.47	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
Class C
2/29/2020 (Unaudited)	$30.61	$0.13	$(1.33)	$(1.20)	$(0.37)	$(0.69)	$(1.06)	$—	$28.35	(4.31)%*	$23.1	1.79%**	1.79	%**	0.84%**	77	%*
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109	%k
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
8/31/2016[f]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%
8/31/2015[f]	$44.30	$0.04	$(3.01)	$(2.97)	$(0.39)	$(9.11)	$(9.50)	$—	$31.83	(8.11)%	$2.7	1.82%	1.82	%§	0.11%	153%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R3
2/29/2020 (Unaudited)	$30.62	$0.21	$(1.33)	$(1.12)	$(0.41)	$(0.69)	$(1.10)	$—	$28.40	(4.08)%*	$0.7	1.33%**	1.33	%§**	1.33	%**	77	%*
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37	%§	1.42%		109	%k
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%		153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]		0.90%[e]		74%
8/31/2016[f]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%		126%
8/31/2015[f]	$42.97	$0.19	$(2.92)	$(2.73)	$(0.46)	$(8.44)	$(8.90)	$—	$31.34	(7.64)%	$0.1	1.51%	1.36%		0.53%		153%
Class R6
2/29/2020 (Unaudited)	$30.59	$0.26	$(1.25)	$(0.99)	$(0.63)	$(0.69)	$(1.32)	$—	$28.28	(3.71)%*	$83.0	0.59%**	0.59	%§**	1.66	%**	77	%*
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61	%**	2.39	%**	109	%ak
Mid Cap Growth Fund
Investor Class
2/29/2020 (Unaudited)	$15.96	$(0.03)	$(0.09)	$(0.12)	$—	$(0.85)	$(0.85)	$—	$14.99	(0.92)%*	$485.9	0.88%**	0.88	%**	(0.32	)%**	19	%*
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%		(0.31)%		48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%		(0.25)%		50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]		(0.28)%[e]		47%
8/31/2016[f]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$(1.15)	$0.01	$13.25	(1.70)%[d]	$415.1	0.95%	0.95%		(0.34)%		63%
8/31/2015[f]	$15.07	$(0.07)	$1.51	$1.44	$—	$(1.81)	$(1.81)	$—	$14.70	10.74%	$437.5	0.92%	0.92%		(0.50)%		50%
Trust Class
2/29/2020 (Unaudited)	$15.94	$(0.03)	$(0.09)	$(0.12)	$—	$(0.85)	$(0.85)	$—	$14.97	(0.92)%*	$74.4	0.94%**	0.94	%**	(0.38	)%**	19	%*
8/31/2019	$16.98	$(0.06)	$0.47	$0.41	$—	$(1.45)	$(1.45)	$—	$15.94	4.78%	$77.7	0.95%	0.95%		(0.37)%		48%
8/31/2018[f]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%		(0.30)%		50%
8/31/2017[f]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$(0.36)	$—	$14.62	15.75%[h]	$52.0	0.97%	0.97%[e]		(0.34)%[e]		47%
8/31/2016[f]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$(0.65)	$0.02	$12.98	(1.77)%[d]	$66.7	0.98%	0.98%		(0.37)%		63%
8/31/2015[f]	$13.58	$(0.08)	$1.43	$1.35	$—	$(1.02)	$(1.02)	$—	$13.91	10.73%	$91.7	0.99%	0.99%		(0.58)%		50%
Advisor Class
2/29/2020 (Unaudited)	$15.86	$(0.05)	$(0.09)	$(0.14)	$—	$(0.85)	$(0.85)	$—	$14.87	(1.06)%*	$10.5	1.20%**	1.20	%**	(0.64	)%**	19	%*
8/31/2019	$16.94	$(0.09)	$0.46	$0.37	$—	$(1.45)	$(1.45)	$—	$15.86	4.53%	$12.0	1.21%	1.21%		(0.62)%		48%
8/31/2018[f]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%		(0.56)%		50%
8/31/2017[f]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$(0.36)	$—	$14.62	15.47%[h]	$12.4	1.23%	1.23%[e]		(0.60)%[e]		47%
8/31/2016[f]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.01	(2.04)%[d]	$11.5	1.24%	1.24%		(0.63)%		63%
8/31/2015[f]	$13.66	$(0.12)	$1.44	$1.32	$—	$(1.01)	$(1.01)	$—	$13.97	10.39%	$10.7	1.25%	1.25%		(0.84)%		50%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Institutional Class
2/29/2020 (Unaudited)	$16.02	$(0.01)	$(0.10)	$(0.11)	$—	$(0.85)	$(0.85)	$—	$15.06	(0.86)%*	$260.1	0.70%**	0.70	%**	(0.13	)%**	19%*
8/31/2019	$17.01	$(0.02)	$0.48	$0.46	$—	$(1.45)	$(1.45)	$—	$16.02	5.09%	$273.4	0.70%	0.70%		(0.11)%		48%
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%		(0.05)%		50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[e]		(0.09)%[e]		47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[d]	$307.6	0.75%	0.75	%§	(0.14)%		63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75	%§	(0.34)%		50%
Class A
2/29/2020 (Unaudited)	$15.90	$(0.04)	$(0.09)	$(0.13)	$—	$(0.85)	$(0.85)	$—	$14.92	(0.99)%*	$32.3	1.06%**	1.06	%**	(0.50	)%**	19%*
8/31/2019	$16.96	$(0.07)	$0.46	$0.39	$—	$(1.45)	$(1.45)	$—	$15.90	4.65%	$33.0	1.07%	1.07%		(0.47)%		48%
8/31/2018[f]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%		50%
8/31/2017[f]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$(0.36)	$—	$14.62	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]		47%
8/31/2016[f]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$(0.66)	$0.02	$13.00	(1.91)%[d]	$76.9	1.11%	1.11	%§	(0.51)%		63%
8/31/2015[f]	$13.64	$(0.09)	$1.43	$1.34	$—	$(1.03)	$(1.03)	$—	$13.95	10.55%	$102.3	1.11%	1.11	%§	(0.69)%		50%
Class C
2/29/2020 (Unaudited)	$15.67	$(0.10)	$(0.09)	$(0.19)	$—	$(0.85)	$(0.85)	$—	$14.63	(1.40)%*	$10.4	1.81%**	1.81	%**	(1.25	)%**	19%*
8/31/2019	$16.85	$(0.18)	$0.45	$0.27	$—	$(1.45)	$(1.45)	$—	$15.67	3.91%	$10.8	1.82%	1.82%		(1.24)%		48%
8/31/2018[f]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%		50%
8/31/2017[f]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%		47%
8/31/2016[f]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$(0.67)	$0.01	$13.13	(2.62)%[d]	$10.9	1.88%	1.86%		(1.24)%		63%
8/31/2015[f]	$13.99	$(0.20)	$1.47	$1.27	$—	$(1.06)	$(1.06)	$—	$14.20	9.72%	$8.4	1.88%	1.86%		(1.45)%		50%
Class R3
2/29/2020 (Unaudited)	$15.82	$(0.06)	$(0.09)	$(0.15)	$—	$(0.85)	$(0.85)	$—	$14.82	(1.13)%*	$53.9	1.31%**	1.31	%**	(0.75	)%**	19%*
8/31/2019	$16.92	$(0.12)	$0.47	$0.35	$—	$(1.45)	$(1.45)	$—	$15.82	4.41%	$56.4	1.33%	1.33	%§	(0.79)%		48%
8/31/2018[f]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%		50%
8/31/2017[f]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%		47%
8/31/2016[f]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.04	(2.12)%[d]	$13.7	1.38%	1.36%		(0.74)%		63%
8/31/2015[f]	$13.71	$(0.13)	$1.44	$1.31	$—	$(1.02)	$(1.02)	$—	$14.00	10.29%	$12.7	1.37%	1.36%		(0.95)%		50%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R6
2/29/2020 (Unaudited)	$16.05	$(0.00)	$(0.10)	$(0.10)	$—	$(0.85)	$(0.85)	$—	$15.10	(0.79)%*	$440.9	0.60%**	0.60	%**	(0.03	)%**	19%*
8/31/2019	$17.02	$(0.00)	$0.48	$0.48	$—	$(1.45)	$(1.45)	$—	$16.05	5.20%	$461.1	0.61%	0.61%		(0.03)%		48%
8/31/2018[f]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%		50%
8/31/2017[f]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$(0.62)	$—	$14.61	16.13%[h]	$262.4	0.65%	0.65%[e]		(0.02)%[e]		47%
8/31/2016[f]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$(1.12)	$0.01	$13.19	(1.44)%[d]	$193.7	0.66%	0.66%		(0.02)%		63%
8/31/2015[f]	$14.85	$(0.04)	$1.50	$1.46	$—	$(1.75)	$(1.75)	$—	$14.56	11.04%	$88.6	0.67%	0.67	%§	(0.26)%		50%
Mid Cap Intrinsic Value Fund
Investor Class
2/29/2020 (Unaudited)	$19.32	$0.09	$(1.71)	$(1.62)	$(0.23)	$—	$(0.23)	$—	$17.47	(8.56)%*	$26.4	1.33%**	1.09	%**	0.93	%**	1%*
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%		0.93%		56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%		36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]		1.06%[e]		31%
8/31/2016[i]	$21.03	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.75	5.85%	$37.9	1.30%	1.15%		0.86%		29%
8/31/2015[i]	$23.60	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$21.03	(1.09)%	$42.1	1.24%	1.05%		0.37%		50%
Trust Class
2/29/2020 (Unaudited)	$19.32	$0.08	$(1.73)	$(1.65)	$(0.20)	$—	$(0.20)	$—	$17.47	(8.68)%*	$6.3	1.51%**	1.26	%§**	0.77	%**	1%*
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%		56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%		36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%§e	0.82%[e]		31%
8/31/2016[i]	$21.92	$0.15	$0.79	$0.94	$(0.12)	$(2.64)	$(2.76)	$—	$20.10	5.80%	$10.3	1.48%	1.25%		0.77%		29%
8/31/2015[i]	$25.06	$0.04	$(0.40)	$(0.36)	$(0.21)	$(2.57)	$(2.78)	$—	$21.92	(1.31)%	$11.9	1.48%	1.25%		0.17%		50%
Institutional Class
2/29/2020 (Unaudited)	$19.31	$0.12	$(1.72)	$(1.60)	$(0.28)	$—	$(0.28)	$—	$17.43	(8.48)%*	$29.9	1.12%**	0.86	%**	1.16	%**	1%*
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%		1.21%		56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%		0.81%		36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]		1.19%[e]		31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%		1.18%		29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%		0.59%		50%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$19.32	$0.08	$(1.72)	$(1.64)	$(0.21)	$—	$(0.21)	$—	$17.47	(8.64)%*	$3.4	1.50%**	1.22%**	0.81%**	1	%*
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%	36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]	0.89%[e]	31%
8/31/2016[i]	$21.93	$0.16	$0.77	$0.93	$(0.14)	$(2.64)	$(2.78)	$—	$20.08	5.76%	$13.3	1.49%	1.21%	0.81%	29%
8/31/2015[i]	$25.08	$0.05	$(0.40)	$(0.35)	$(0.22)	$(2.58)	$(2.80)	$—	$21.93	(1.25)%	$14.8	1.47%	1.21%	0.20%	50%
Class C
2/29/2020 (Unaudited)	$19.29	$0.00	$(1.72)	$(1.72)	$(0.06)	$—	$(0.06)	$—	$17.51	(8.96)%*	$1.2	2.25%**	1.97%**	0.03%**	1	%*
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]	0.15%[e]	31%
8/31/2016[i]	$22.30	$0.01	$0.78	$0.79	$(0.08)	$(2.72)	$(2.80)	$—	$20.29	5.01%	$3.7	2.23%	1.96%	0.05%	29%
8/31/2015[i]	$25.56	$(0.12)	$(0.40)	$(0.52)	$(0.08)	$(2.66)	$(2.74)	$—	$22.30	(2.02)%	$3.5	2.20%	1.96%	(0.53)%	50%
Class R3
2/29/2020 (Unaudited)	$19.33	$0.07	$(1.74)	$(1.67)	$(0.16)	$—	$(0.16)	$—	$17.50	(8.76)%*	$0.7	1.75%**	1.47%**	0.74%**	1	%*
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%	36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%	31%
8/31/2016[i]	$22.03	$0.11	$0.77	$0.88	$(0.11)	$(2.65)	$(2.76)	$—	$20.15	5.54%	$1.4	1.75%	1.46%	0.56%	29%
8/31/2015[i]	$25.17	$0.00	$(0.40)	$(0.40)	$(0.15)	$(2.59)	$(2.74)	$—	$22.03	(1.49)%	$1.2	1.73%	1.46%	0.03%	50%
Class R6
2/29/2020 (Unaudited)	$19.32	$0.13	$(1.72)	$(1.59)	$(0.30)	$—	$(0.30)	$—	$17.43	(8.44)%*	$0.0	1.29%**	0.76%**	1.24%**	1	%*
Period from 3/29/2019^ to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14%**	56	%a
Multi-Cap Opportunities Fund
Institutional Class
2/29/2020 (Unaudited)	$18.64	$0.05	$0.25	$0.30	$(0.14)	$(3.32)	$(3.46)	$—	$15.48	0.20%*	$888.6	0.75%**	0.75%**	0.50%**	17	%*
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]	23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$18.65	$0.01	$0.26	$0.27	$(0.07)	$(3.32)	$(3.39)	$—	$15.53	0.04%*	$41.5	1.13%**	1.13%**	0.12	%**	17%*
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%		36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%		23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]		23%
8/31/2016[i]	$15.31	$0.09	$1.18	$1.27	$(0.08)	$(0.41)	$(0.49)	$—	$16.09	8.53%	$73.0	1.11%	1.11%	0.62%		18%
8/31/2015[i]	$16.27	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.52)	$(0.60)	$—	$15.31	(2.16)%	$102.8	1.10%	1.10%	0.47%		27%
Class C
2/29/2020 (Unaudited)	$18.59	$(0.05)	$0.25	$0.20	$—	$(3.32)	$(3.32)	$—	$15.47	(0.30)%*	$36.6	1.87%**	1.87%**	(0.60	)%**	17%*
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%		36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%		23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]		23%
8/31/2016[i]	$15.58	$(0.02)	$1.19	$1.17	$(0.01)	$(0.43)	$(0.44)	$—	$16.31	7.73%	$39.6	1.85%	1.85%	(0.11)%		18%
8/31/2015[i]	$16.62	$(0.04)	$(0.44)	$(0.48)	$(0.02)	$(0.54)	$(0.56)	$—	$15.58	(2.84)%	$46.1	1.84%	1.84%	(0.27)%		27%
Real Estate Fund
Trust Class
2/29/2020 (Unaudited)	$15.13	$0.09	$(0.62)	$(0.53)	$(0.14)	$(0.47)	$(0.61)	$—	$13.99	(3.56)%*	$120.2	1.41%**	1.04%**	1.22	%**	13%*
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%		38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%		47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%		45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%		49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%		33%
Institutional Class
2/29/2020 (Unaudited)	$15.19	$0.11	$(0.63)	$(0.52)	$(0.16)	$(0.47)	$(0.63)	$—	$14.04	(3.51)%*	$240.6	1.04%**	0.85%**	1.41	%**	13%*
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%		38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%		47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%		45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%		49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%		33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$15.13	$0.08	$(0.62)	$(0.54)	$(0.13)	$(0.47)	$(0.60)	$—	$13.99	(3.64)%*	$63.8	1.40%**	1.21%**	1.06%**	13%*
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
Class C
2/29/2020 (Unaudited)	$15.16	$0.02	$(0.63)	$(0.61)	$(0.07)	$(0.47)	$(0.54)	$—	$14.01	(4.06)%*	$11.9	2.16%**	1.96%**	0.29%**	13%*
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
Class R3
2/29/2020 (Unaudited)	$15.10	$0.06	$(0.62)	$(0.56)	$(0.11)	$(0.47)	$(0.58)	$—	$13.96	(3.77)%*	$16.9	1.67%**	1.46%**	0.83%**	13%*
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%	33%
Class R6
2/29/2020 (Unaudited)	$15.19	$0.11	$(0.63)	$(0.52)	$(0.16)	$(0.47)	$(0.63)	$—	$14.04	(3.46)%*	$107.2	0.94%**	0.75%**	1.48%**	13%*
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%	33%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
2/29/2020 (Unaudited)	$37.83	$(0.12)	$0.76	$0.64	$—	$(1.54)	$(1.54)	$—	$36.93	1.54%*	$62.7	1.42%**	1.18%**	(0.63	)%**	46%*
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%		161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%		217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]		215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%		164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%		336%
Trust Class
2/29/2020 (Unaudited)	$37.75	$(0.14)	$0.75	$0.61	$—	$(1.54)	$(1.54)	$—	$36.82	1.46%*	$4.1	1.55%**	1.29%**	(0.75	)%**	46%*
8/31/2019	$44.91	$(0.34)	$0.30	$(0.04)	$—	$(7.12)	$(7.12)	$—	$37.75	3.99%	$4.6	1.70%	1.29%	(0.89)%		161%
8/31/2018[g]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%		217%
8/31/2017[g]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
8/31/2016[g]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%		164%
8/31/2015[g]	$27.44	$(0.34)	$2.34	$2.00	$—	$—	$—	$—	$29.44	7.30%	$5.3	1.86%	1.40%	(1.15)%		336%
Advisor Class
2/29/2020 (Unaudited)	$37.64	$(0.17)	$0.75	$0.58	$—	$(1.54)	$(1.54)	$—	$36.68	1.38%*	$2.8	1.71%**	1.44%**	(0.89	)%**	46%*
8/31/2019	$44.87	$(0.40)	$0.29	$(0.11)	$—	$(7.12)	$(7.12)	$—	$37.64	3.81%	$2.8	1.87%	1.44%	(1.04)%		161%
8/31/2018[g]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%		217%
8/31/2017[g]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.15	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]		215%
8/31/2016[g]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%		164%
8/31/2015[g]	$28.59	$(0.38)	$2.42	$2.04	$—	$—	$—	$—	$30.63	7.13%	$2.7	2.00%	1.51%	(1.26)%		336%
Institutional Class
2/29/2020 (Unaudited)	$38.06	$(0.06)	$0.75	$0.69	$—	$(1.54)	$(1.54)	$—	$37.21	1.66%*	$107.3	1.19%**	0.90%**	(0.33	)%**	46%*
8/31/2019	$45.06	$(0.17)	$0.29	$0.12	$—	$(7.12)	$(7.12)	$—	$38.06	4.38%	$87.7	1.28%	0.90%	(0.43)%		161%
8/31/2018[g]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%		217%
8/31/2017[g]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
8/31/2016[g]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%		164%
8/31/2015[g]	$27.11	$(0.19)	$2.32	$2.13	$—	$—	$—	$—	$29.24	7.84%	$20.7	1.44%	0.90%	(0.65)%		336%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class A
2/29/2020 (Unaudited)	$37.80	$(0.14)	$0.76	$0.62	$—	$(1.54)	$(1.54)	$—	$36.88	1.49%*	$25.6	1.62%**	1.26%**	(0.76	)%**	46	%*
8/31/2019	$44.95	$(0.29)	$0.26	$(0.03)	$—	$(7.12)	$(7.12)	$—	$37.80	4.01%	$50.1	1.65%	1.26%	(0.76)%		161%
8/31/2018[g]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%		217%
8/31/2017[g]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
8/31/2016[g]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%		164%
8/31/2015[g]	$27.32	$(0.30)	$2.34	$2.04	$—	$—	$—	$—	$29.36	7.45%	$5.1	1.83%	1.26%	(1.01)%		336%
Class C
2/29/2020 (Unaudited)	$37.25	$(0.28)	$0.76	$0.48	$—	$(1.54)	$(1.54)	$—	$36.19	1.12%*	$4.0	2.31%**	2.01%**	(1.48	)%**	46	%*
8/31/2019	$44.72	$(0.61)	$0.26	$(0.35)	$—	$(7.12)	$(7.12)	$—	$37.25	3.20%	$4.2	2.45%	2.01%	(1.60)%		161%
8/31/2018[g]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%		217%
8/31/2017[g]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%		215%
8/31/2016[g]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%		164%
8/31/2015[g]	$29.16	$(0.55)	$2.50	$1.95	$—	$—	$—	$—	$31.11	6.68%	$2.3	2.58%	2.01%	(1.76)%		336%
Class R3
2/29/2020 (Unaudited)	$37.61	$(0.18)	$0.76	$0.58	$—	$(1.54)	$(1.54)	$—	$36.65	1.38%*	$2.5	1.95%**	1.51%**	(0.96	)%**	46	%*
8/31/2019	$44.87	$(0.42)	$0.28	$(0.14)	$—	$(7.12)	$(7.12)	$—	$37.61	3.73%	$2.4	2.01%	1.51%	(1.10)%		161%
8/31/2018[g]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%		217%
8/31/2017[g]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%		215%
8/31/2016[g]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%		164%
8/31/2015[g]	$28.56	$(0.39)	$2.46	$2.07	$—	$—	$—	$—	$30.63	7.22%	$1.0	2.15%	1.51%	(1.25)%		336%
Class R6
2/29/2020 (Unaudited)	$38.10	$(0.04)	$0.76	$0.72	$—	$(1.54)	$(1.54)	$—	$37.28	1.74%*	$26.2	1.10%**	0.80%**	(0.22	)%**	46	%*
Period from 9/7/2018^ to 8/31/2019	$44.27	$0.06	$0.89	$0.95	$—	$(7.12)	$(7.12)	$—	$38.10	6.35%*	$21.0	1.15%**	0.81%**	0.15	%**	161	%c
Sustainable Equity Fund
Investor Class
2/29/2020 (Unaudited)	$37.08	$0.10	$0.53	$0.63	$(0.25)	$(3.17)	$(3.42)	$—	$34.29	0.95%*	$409.0	0.86%**	0.86%**	0.54	%**	9	%*
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%		20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%		12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]		26%
8/31/2016[f]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%		25%
8/31/2015[f]	$37.01	$0.27	$(0.12)	$0.15	$(0.26)	$(3.61)	$(3.87)	$—	$33.29	0.29%	$758.0	0.85%	0.85%	0.76%		28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Trust Class
2/29/2020 (Unaudited)	$37.10	$0.07	$0.53	$0.60	$(0.19)	$(3.17)	$(3.36)	$—	$34.34	0.88%*	$127.2	1.03%**	1.03%**	0.36	%**	9%*
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%		12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]		26%
8/31/2016[f]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%		25%
8/31/2015[f]	$42.53	$0.23	$(0.11)	$0.12	$(0.42)	$(6.32)	$(6.74)	$—	$35.91	0.12%	$318.3	1.03%	1.03%	0.58%		28%
Institutional Class
2/29/2020 (Unaudited)	$37.02	$0.14	$0.53	$0.67	$(0.30)	$(3.17)	$(3.47)	$—	$34.22	1.05%*	$692.3	0.68%**	0.68%**	0.72	%**	9%*
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%		20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%		12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]		26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%		25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%		28%
Class A
2/29/2020 (Unaudited)	$37.08	$0.07	$0.53	$0.60	$(0.20)	$(3.17)	$(3.37)	$—	$34.31	0.88%*	$87.0	1.05%**	1.05%**	0.35	%**	9%*
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%		12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[e]	0.48%[e]		26%
8/31/2016[f]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%		25%
8/31/2015[f]	$42.73	$0.23	$(0.11)	$0.12	$(0.44)	$(6.39)	$(6.83)	$—	$36.02	0.11%	$140.9	1.05%	1.05%	0.57%		28%
Class C
2/29/2020 (Unaudited)	$36.85	$(0.07)	$0.52	$0.45	$—	$(3.17)	$(3.17)	$—	$34.13	0.51%*	$42.8	1.79%**	1.79%**	(0.39	)%**	9%*
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%		20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%		12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[e]	(0.27)%[e]		26%
8/31/2016[f]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%		25%
8/31/2015[f]	$43.29	$(0.08)	$(0.09)	$(0.17)	$(0.26)	$(6.61)	$(6.87)	$—	$36.25	(0.67)%	$52.2	1.79%	1.79%	(0.18)%		28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class R3
2/29/2020 (Unaudited)	$37.10	$0.02	$0.53	$0.55	$(0.14)	$(3.17)	$(3.31)	$—	$34.34	0.75%*	$28.6	1.30%**	1.30%**	0.10%**	9%*
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[e]	0.21%[e]	26%
8/31/2016[f]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015[f]	$42.93	$0.13	$(0.09)	$0.04	$(0.36)	$(6.48)	$(6.84)	$—	$36.13	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
Class R6
2/29/2020 (Unaudited)	$37.01	$0.16	$0.54	$0.70	$(0.33)	$(3.17)	$(3.50)	$—	$34.21	1.11%*	$230.3	0.58%**	0.58%**	0.83%**	9%*
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[e]	0.91%[e]	26%
8/31/2016[f]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%	25%
8/31/2015[f]	$37.00	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.27	0.51%	$222.4	0.60%	0.60%	1.02%	28%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2020	2019	2018	2017	2016	2015
Emerging Markets Equity Institutional Class	1.25%	1.25%	—	—	—	—
Emerging Markets Equity Class R6	1.13%	1.15%	—	—	—	—
Focus Institutional Class	—	—	0.75%	—	—	—
Genesis Institutional Class	—	—	—	0.84%	0.85%	—
Genesis Class R6	0.74%	—	—	0.77%	0.78%	—
Guardian Advisor Class	—	—	—	—	1.26%	—
International Equity Institutional Class	—	—	—	0.84%	0.85%	0.83%
International Equity Class A	—	—	—	1.20%	—	1.20%
International Equity Class C	—	—	—	1.96%	—	—
International Equity Class R6	—	—	—	—	—	0.76%
Large Cap Value Institutional Class	—	—	0.70%	0.69%	—	0.70%
Large Cap Value Class A	—	—	—	—	—	—
Large Cap Value Class C	—	—	—	—	—	1.82%
Large Cap Value Class R3	1.33%	1.33%	—	—	—	—
Large Cap Value Class R6	0.59%	—	—	—	—	—
Mid Cap Growth Institutional Class	—	—	—	—	0.73%	0.73%
Mid Cap Growth Class A	—	—	—	1.09%	1.10%	1.10%
Mid Cap Growth Class C	—	—	1.82%	1.86%	—	—
Mid Cap Growth Class R3	—	1.33%	1.34%	—	—	—
Mid Cap Growth Class R6	—	—	—	—	—	0.67%
Mid Cap Intrinsic Value Trust Class	1.23%	—	—	1.24%	—	—

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019, 2017, 2016 and 2015) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

Equity not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Greater China Equity Institutional Class	1.50%	—	1.50%	1.51%	1.50%
Greater China Equity Class A	1.86%	—	1.86%	1.87%	1.86%
Greater China Equity Class C	2.61%	—	2.61%	2.62%	2.61%

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 29, 2020. Except for the Fund classes listed below, the class action proceeds received in 2019, 2018, 2017, 2016 and/or 2015, if any, had no impact on the Funds' total returns for the years ended August 31, 2019, 2018, 2017, 2016 and/or 2015. Had the Fund classes listed below not received class action proceeds in 2019, 2018, 2017, 2016 and/or 2015, total return based on per share NAV for the years ended August 31, 2019, 2018, 2017, 2016 and/or 2015 would have been:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Large Cap Value Investor Class	6.21%	—	—	—	(7.26)%
Large Cap Value Trust Class	6.00%	—	—	—	(7.45)%
Large Cap Value Advisor Class	5.86%	—	—	—	—
Large Cap Value Institutional Class	—	—	—	—	(7.09)%
Large Cap Value Class A	—	—	—	—	(7.49)%
Large Cap Value Class R3	—	—	—	—	(7.71)%
Mid Cap Intrinsic Value Class A	—	—	16.89%	—	—
Small Cap Growth Investor Class	3.98%	—	21.91%	(3.27)%	7.07%
Small Cap Growth Trust Class	3.90%	—	21.68%	(3.40)%	6.86%
Small Cap Growth Advisor Class	3.73%	—	21.47%	(3.50)%	6.72%
Small Cap Growth Institutional Class	4.35%	—	22.23%	(2.99)%	7.41%
Small Cap Growth Class A	3.98%	—	21.81%	(3.31)%	7.05%
Small Cap Growth Class C	3.11%	—	20.94%	(4.02)%	6.37%
Small Cap Growth Class R3	3.62%	—	21.47%	(3.54)%	6.81%

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select and for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

d  Had International Equity not received the voluntary contribution in 2020 and had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the six months ended February 29, 2020 for International Equity, and for the year ended August 31, 2016 for Mid Cap Growth, would have been:

	Six Months Ended February 29, 2020	Year Ended August 31, 2016
International Equity Investor Class	2.73%	—
International Equity Trust Class	2.75%	—
International Equity Institutional Class	2.90%	—
International Equity Class A	2.70%	—
International Equity Class C	2.26%	—
International Equity Class R6	2.98%	—
Mid Cap Growth Investor Class	—	(1.78)%
Mid Cap Growth Trust Class	—	(1.90)%
Mid Cap Growth Advisor Class	—	(2.13)%
Mid Cap Growth Institutional Class	—	(1.66)%
Mid Cap Growth Class A	—	(2.04)%
Mid Cap Growth Class C	—	(2.66)%
Mid Cap Growth Class R3	—	(2.21)%
Mid Cap Growth Class R6	—	(1.51)%

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had certain Funds not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to those Funds certain expenses, plus interest, determined to be payable to the Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the below Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

j  The voluntary contributions received in 2017 had no impact on the Funds' total returns for Equity Income and Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

l  Effective September 3, 2019, Global Equity changed its name to Integrated Large Cap and also made other changes as described in Note A of the Notes to Financial Statements. Please refer to Note A of Notes to Financial Statements for additional, important information.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Suites 4007-4008, 40/F
One Exchange Square
8 Connaught Place
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Green Court Capital Management Limited ("Green Court") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Greater China Equity Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 12, 2019, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and Green Court in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and for Green Court, by Management, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Green Court have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates and Green Court. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Green Court.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Green Court who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and Green Court's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided, noting that Management monitored the quality of execution provided by Green Court. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management and Green Court. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management and Green Court, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and Green Court to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Green Court in response to recent market conditions and Green Court in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any periods, the Board considered the magnitude and duration of that underperformance relative to the broader universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, as well as to Green Court, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's and Green Court's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board was aware that an affiliate of Management owns a passive interest in Green Court and inquired about the extent to which this contributed to Management's profitability with respect to Greater China Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund, and Green Court's level of estimated profitability on Greater China Fund, were reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period and the third quintile for the 3-year period. The Fund was launched in 2015 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. Further, the Board noted the Fund's first quintile ranking against both its Morningstar and Lipper peer categories during the 7-month period ending July 31, 2019.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods and higher for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the second quintile for the 3- and 5-year periods, and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the fourth quintile.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the fourth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the third quintile and total expenses ranked in the second quintile. In addition, the Board met with a member of the portfolio management team in December 2018 to discuss the Fund's performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile. The Board took into account that Management represented it was evaluating how Management's research capabilities could be used to better enhance the Fund's performance and the potential addition of another portfolio manager. The portfolio manager was added on September 24, 2019. The Board also met with a member of the portfolio management team in October 2018 to discuss the Fund's performance.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fourth quintile and total expenses ranked in the third quintile. The Board also noted that the initial peer information provided by the consulting firm utilized for the peer comparisons was constructed using funds that followed a growth rather than a value strategy. Accordingly, the Board also requested and reviewed peer information for a universe of funds utilizing a value strategy ("value peer universe"). Based on performance data for the periods ended December 31, 2018, as compared to the value peer universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods. The Fund was launched in 2014 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods and higher for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the first quintile for the 5-year period. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the fourth quintile and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 5-year periods and in the first quintile for the 3-year period. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile.

•  Neuberger Berman Integrated Large Cap Fund (formerly, Neuberger Berman Global Equity Fund) (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the first quintile and total expenses ranked in the second quintile. The Board took into account that the Fund adopted a new investment strategy on September 3, 2019.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods and higher for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the fourth quintile for the 3-year period, and the second quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile and the actual management fee net of fees waived by Management and total expenses ranked in the second quintile.

•  Neuberger Berman International Select Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods and higher for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods and the second quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman International Small Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period. The Fund's Institutional Class was launched in 2016 and therefore does not have 3-, 5-, or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 5-year periods and the third quintile for the 3-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the fifth quintile and total expenses ranked in the fourth quintile. In addition, the Board met with a member of the portfolio management team in March 2019 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2019.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the first quintile and total expenses ranked in the first quintile. In addition, the Board met with a member of the portfolio management team in June 2019 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2019.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and the second quintile for the 3- and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the first quintile and total expenses ranked in the third quintile.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 5-year periods and higher for the 3- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 5-year periods and the first quintile for the 3- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee ranked in the fourth quintile.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 5-, and 10-year periods and the first quintile for the 3-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the second quintile.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods and the fourth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the third quintile.

•  Neuberger Berman Sustainable Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 10-year periods and the third quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile. The Board considered Management's representations that it remained committed to the strategy. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with a member of the portfolio management team in June 2019 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and

Green Court could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's and Green Court's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/20

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 30, 2020

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 30, 2020